[Execution] $40,000,000 CREDIT AGREEMENT Dated as of September 17, 2018 among EHEALTH, INC., EHEALTHINSURANCE SERVICES, INC., WEALTH, HEALTH AND LIFE ADVISORS, LLC, as Borrowers, PLANPRESCRIBER, INC., as Guarantor, ROYAL BANK OF CANADA, as Administrative Agent, Issuer and Collateral Agent, and THE OTHER LENDERS AND ISSUERS PARTY HERETO ________________ RBC CAPITAL MARKETS, as Lead Arranger and Bookrunner  RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates 5339129.14

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS ................... 1  Section 1.1  Defined Terms ..................................................................................... 1  Section 1.2  Other Interpretive Provisions ............................................................. 42  Section 1.3  Accounting Terms .............................................................................. 43  Section 1.4  Rounding ............................................................................................ 43  Section 1.5  References to Agreements, Laws, Etc ............................................... 43  Section 1.6  Times of Day...................................................................................... 44  ARTICLE II THE FACILITY ..................................................................................................... 44  Section 2.1  The Loans........................................................................................... 44  Section 2.2  Borrowing Procedures ....................................................................... 45  Section 2.3  [Reserved] .......................................................................................... 46  Section 2.4  Letters of Credit ................................................................................. 46  Section 2.5  Reduction and Termination of the Revolving Credit Commitments ..................................................................................... 51  Section 2.6  Repayment of Loans .......................................................................... 51  Section 2.7  Evidence of Indebtedness. ................................................................. 51  Section 2.8  Optional Prepayments ........................................................................ 53  Section 2.9  Mandatory Prepayments .................................................................... 53  Section 2.10  Interest................................................................................................ 54  Section 2.11  Conversion/Continuation Option ....................................................... 54  Section 2.12  Fees .................................................................................................... 55  Section 2.13  Payments and Computations .............................................................. 56  Section 2.14  Special Provisions Governing Eurocurrency Rate Loans .................. 58  Section 2.15  Defaulting Lenders ............................................................................. 59  Section 2.16  Joint and Several Liability. ................................................................ 61  ARTICLE III TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY ................ 62  Section 3.1  Taxes .................................................................................................. 62  Section 3.2  Illegality ............................................................................................. 67  Section 3.3  Inability to Determine Rates .............................................................. 68  Section 3.4  Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans. ............................................. 68  5339129.14 i

Section 3.5  Funding Losses .................................................................................. 70  Section 3.6  Matters Applicable to All Requests for Compensation. .................... 71  Section 3.7  Replacement of Lenders under Certain Circumstances. .................... 71  Section 3.8  Survival .............................................................................................. 72  ARTICLE IV CONDITIONS PRECEDENT .............................................................................. 73  Section 4.1  Conditions Precedent to Effective Date ............................................. 73  Section 4.2  Conditions Precedent to Each Loan and Letter of Credit .................. 75  Section 4.3  Determinations of Effective Date Borrowing Conditions ................. 76  ARTICLE V REPRESENTATIONS AND WARRANTIES ...................................................... 76  Section 5.1  Existence, Qualification and Power; Compliance with Laws ............ 76  Section 5.2  Authorization; No Contravention ...................................................... 76  Section 5.3  Governmental Authorization ............................................................. 77  Section 5.4  Binding Effect .................................................................................... 77  Section 5.5  Financial Statements; No Material Adverse Effect ........................... 77  Section 5.6  Litigation ............................................................................................ 78  Section 5.7  Ownership of Property; Liens ............................................................ 78  Section 5.8  Environmental Matters....................................................................... 78  Section 5.9  Taxes .................................................................................................. 78  Section 5.10  ERISA Compliance ............................................................................ 79  Section 5.11  Subsidiaries ........................................................................................ 79  Section 5.12  Margin Regulations; Investment Company Act ................................ 79  Section 5.13  Disclosure .......................................................................................... 80  Section 5.14  Intellectual Property; Licenses, Etc. .................................................. 80  Section 5.15  Solvency ............................................................................................. 80  Section 5.16  USA PATRIOT Act; OFAC; FCPA .................................................. 80  Section 5.17  Collateral Documents ......................................................................... 81  Section 5.18  Use of Proceeds. ................................................................................. 81  Section 5.19  Insurance. ........................................................................................... 81  Section 5.20  Broker’s or Finder’s Commissions. ................................................... 81  Section 5.21  Borrowing Base Certificate................................................................ 82  ARTICLE VI GRANT OF LICENSE ......................................................................................... 82  ARTICLE VII REPORTING COVENANTS ............................................................................. 82  Section 7.1  Financial Statements, Etc. .................................................................. 82  5339129.14 ii

Section 7.2  Certificates; Other Information .......................................................... 83  Section 7.3  Notices ............................................................................................... 85  Section 7.4  Borrowing Base Certificate................................................................ 86  ARTICLE VIII AFFIRMATIVE COVENANTS ........................................................................ 87  Section 8.1  Preservation of Existence, Etc. .......................................................... 87  Section 8.2  Compliance with Laws, Etc. .............................................................. 87  Section 8.3  Payment of Taxes, Etc. ...................................................................... 87  Section 8.4  Maintenance of Insurance .................................................................. 88  Section 8.5  Inspection Rights ............................................................................... 88  Section 8.6  Books and Records ............................................................................ 89  Section 8.7  Maintenance of Properties. ................................................................ 89  Section 8.8  Use of Proceeds .................................................................................. 89  Section 8.9  Compliance with Environmental Laws .............................................. 89  Section 8.10  Covenant to Guarantee Obligations and Give Security ..................... 89  Section 8.11  Cash Receipts ..................................................................................... 91  Section 8.12  Further Assurances and Post-Closing Covenants .............................. 92  Section 8.13  Use of Proceeds. ................................................................................. 93  Section 8.14  Post-Closing Deliverables .................................................................. 94  ARTICLE IX NEGATIVE COVENANTS ................................................................................. 94  Section 9.1  Liens ................................................................................................... 94  Section 9.2  Investments ........................................................................................ 97  Section 9.3  Indebtedness ....................................................................................... 99  Section 9.4  Fundamental Changes ...................................................................... 101  Section 9.5  Dispositions...................................................................................... 102  Section 9.6  Restricted Payments ......................................................................... 104  Section 9.7  Change in Nature of Business .......................................................... 105  Section 9.8  Transactions with Affiliates ............................................................. 105  Section 9.9  Burdensome Agreements ................................................................. 106  Section 9.10  Accounting Changes; Fiscal Year. ................................................... 107  Section 9.11  Prepayments, Etc. of Indebtedness. ................................................. 108  Section 9.12  Modification of Agreements ............................................................ 108  Section 9.13  Minimum Excess Availability ......................................................... 108  ARTICLE X EVENTS OF DEFAULT ..................................................................................... 108  5339129.14 iii

Section 10.1  Events of Default ............................................................................. 108  Section 10.2  Remedies upon Event of Default ..................................................... 111  Section 10.3  Application of Funds........................................................................ 111  Section 10.4  Actions in Respect of Letters of Credit; Cash Collateral ................. 113  ARTICLE XI THE ADMINISTRATIVE AGENT ................................................................... 114  Section 11.1  Appointment and Authorization ...................................................... 114  Section 11.2  Rights as a Lender. ........................................................................... 115  Section 11.3  Exculpatory Provisions .................................................................... 115  Section 11.4  Reliance by the Administrative Agent ............................................. 116  Section 11.5  Delegation of Duties ........................................................................ 117  Section 11.6  Resignation of Administrative Agent or the Collateral Agent ......... 117  Section 11.7  Non-Reliance on Administrative Agent and Other Lenders; Disclosure of Information by Agents ............................................... 118  Section 11.8  No Other Duties; Other Agents, Lead Arranger, Managers, Etc ..... 119  Section 11.9  [Reserved] ........................................................................................ 119  Section 11.10  Administrative Agent May File Proofs of Claim ............................. 119  Section 11.11  Collateral and Guaranty Matters ...................................................... 120  Section 11.12  Secured Cash Management Agreements and Secured Hedge Agreements ...................................................................................... 121  Section 11.13  Indemnification of Agents ............................................................... 122  ARTICLE XII MISCELLANEOUS .......................................................................................... 122  Section 12.1  Amendments, Etc. ............................................................................ 122  Section 12.2  Successors and Assigns .................................................................... 124  Section 12.3  Costs and Expenses .......................................................................... 129  Section 12.4  Indemnities ....................................................................................... 130  Section 12.5  Limitation of Liability ...................................................................... 131  Section 12.6  Right of Setoff.................................................................................. 131  Section 12.7  Sharing of Payments ........................................................................ 132  Section 12.8  Notices and Other Communications; Facsimile Copies .................. 133  Section 12.9  No Waiver; Cumulative Remedies .................................................. 135  Section 12.10  Binding Effect .................................................................................. 135  Section 12.11  Governing Law; Submission to Jurisdiction; Service of Process .... 135  Section 12.12  Waiver of Jury Trial ......................................................................... 136  5339129.14 iv

Section 12.13  Marshaling; Payments Set Aside ..................................................... 136  Section 12.14  Execution in Counterparts ................................................................ 137  Section 12.15  Electronic Execution of Assignments and Certain Other Documents ....................................................................................... 137  Section 12.16  Confidentiality ................................................................................. 137  Section 12.17  Use of Name, Logo, etc ................................................................... 138  Section 12.18  USA PATRIOT Act Notice ............................................................. 138  Section 12.19  No Advisory or Fiduciary Responsibility ........................................ 139  Section 12.20  Severability ...................................................................................... 139  Section 12.21  Survival of Representations and Warranties .................................... 139  Section 12.22  Lender Action .................................................................................. 140  Section 12.23  Interest Rate Limitation ................................................................... 140  Section 12.24  Administrative Borrower as Agent for Borrowers ........................... 140  Section 12.25  Acknowledgement and Consent to Bail-In of EEA Financial Institutions........................................................................................ 141  5339129.14 v

SCHEDULES Schedule I - Commitments Schedule II - Guarantors Schedule III - Existing Letters of Credit Schedule 1.1A - Collateral Documents on Effective Date Schedule 5.10(a) - ERISA Compliance Schedule 5.11 - Subsidiaries and Other Equity Investments Schedule 8.11 - Deposit Accounts Schedule 8.14 - Post-Closing Deliverables Schedule 9.1(b) - Existing Liens Schedule 9.2(f) - Existing Investments Schedule 9.3(b) - Existing Indebtedness Schedule 9.8 - Transactions with Affiliates Schedule 9.9 - Burdensome Agreements Schedule 12.8 - Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS Exhibit A - Form of Assignment and Assumption Exhibit B - Form of Revolving Credit Note Exhibit C - Form of Notice of Borrowing Exhibit D - Form of Compliance Certificate Exhibit E - Form of Letter of Credit Request Exhibit F - Form of Notice of Conversion or Continuation Exhibit G - Form of Guaranty Exhibit H - Form of Security Agreement Exhibit I - Form of Borrowing Base Certificate Exhibit J - Form of Intercompany Subordination Agreement Exhibit K-1 - Form of Non-Bank Certificate Exhibit K-2 - Form of Non-Bank Certificate Exhibit K-3 - Form of Non-Bank Certificate Exhibit K-4 - Form of Non-Bank Certificate 5339129.14 vi

This CREDIT AGREEMENT (“Agreement”) is entered into as of September 17, 2018, among EHEALTH, INC., a Delaware corporation (“eHealth” or “Holdings”), EHEALTHINSURANCE SERVICES, INC., a Delaware corporation (“eHealth Insurance”), WEALTH, HEALTH AND LIFE ADVISORS, LLC, a Texas limited liability company (“GoMedigap” and together with eHealth, eHealth Insurance and any other Person that may become a Borrower party hereto pursuant to the terms of this Agreement, individually and collectively, the “Borrower”), PLANPRESCRIBER, INC., a Delaware corporation (“PlanPrescriber” and together with any other Person that may become a Guarantor party hereto pursuant to this Agreement, collectively, the “Guarantors” and individually, a “Guarantor”), ROYAL BANK OF CANADA, as administrative agent for the Lenders (in such capacity, including any successor thereto, the “Administrative Agent”), ROYAL BANK OF CANADA, as collateral agent for the Lenders (in such capacity, including any successor thereto, the “Collateral Agent”), and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”). In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS SECTION 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Account” has the meaning given to such term in Article 9 of the UCC. “Account Debtor” has the meaning given to such term in Article 9 of the UCC. “ACH” means automated clearing house transfers. “Acquisition” means (a) the purchase or other acquisition by a Person or its Subsidiaries of all or substantially all of the assets of (or any division or business line of) any other Person, or (b) the purchase or other acquisition (whether by means of a merger, consolidation, or otherwise) by a Person or its Subsidiaries of all or substantially all of the Equity Interests of any other Person. “Adjusted Eurocurrency Rate” means with respect to any Eurocurrency Rate Loan for any Interest Period, an interest rate per annum equal to the Eurocurrency Rate for such Interest Period multiplied by the Statutory Reserve Rate. The Adjusted Eurocurrency Rate will be adjusted automatically as to all Eurocurrency Rate Loans then outstanding as of the effective date of any change in the Statutory Reserve Rate. “Administrative Agent” has the meaning specified in the introductory paragraph to this Agreement. 5339129.14 1

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 12.8, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Borrower” has the meaning specified in Section 12.24. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affiliate” means, with respect to any Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” has the meaning specified in Section 12.8(d). “Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents, attorney-in-fact, partners, trustees and advisors of such Persons and of such Persons’ Affiliates. “Agents” means, collectively, the Administrative Agent, the Collateral Agent, each co-agent or sub-agent (if any) appointed by the Administrative Agent from time to time pursuant to Section 11.5, and the Lead Arranger; provided that at any time that Royal Bank of Canada is the only Lender, any notices, payments, prepayments, repayments and approvals shall be provided to, made by or to, as applicable, Royal Bank of Canada in its capacity as the sole Lender hereunder. Royal Bank of Canada, as the initial Lender shall provide the Administrative Agent five Business Days’ prior written notice (or such other period as agreed to by the Administrative Agent) of the assignment by it of any or all of its Commitment to any additional Lender (the “Syndication Date”). On and following the Syndication Date, all references to the Administrative Agent shall refer to Royal Bank of Canada, in its capacity as administrative agent hereunder. “Aggregate Revolving Credit Commitments” means the Revolving Credit Commitments of all the Revolving Credit Lenders. “Agreement” means this Credit Agreement, as amended, restated, modified or supplemented from time to time in accordance with the terms hereof. “Annual Financial Statements” means the audited consolidated balance sheets of the Borrower and its Subsidiaries delivered in accordance with Section 7.1(a), and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the Borrower and its Subsidiaries for the Fiscal Years then ended. “Applicable Indebtedness” has the meaning specified in the definition of “Weighted Average Life to Maturity”. “Applicable Margin” means a percentage per annum equal to (a) for Revolving Loans that are Base Rate Loans, two and three-quarters percent (2.75%) and, (b) for Revolving Loans that are Eurocurrency Rate Loans, three and three-quarters percent (3.75%). 5339129.14 2

“Applicable Revolving Credit Percentage” means with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Revolving Credit Commitments represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time, subject to adjustment as provided in Section 2.15. If the commitment of each Revolving Credit Lender to make Revolving Loans and the obligation of the Issuers to make L/C Credit Extensions have been terminated pursuant to Section 10.2 or if the Aggregate Revolving Credit Commitments have expired, then the Applicable Revolving Credit Percentage of each Revolving Credit Lender shall be determined based on the Applicable Revolving Credit Percentage of such Revolving Credit Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Revolving Credit Lender is set forth opposite the name of such Lender on Schedule I or in the Assignment and Assumption pursuant to which such Revolving Credit Lender becomes a party hereto, as applicable. “Applicable Unused Commitment Fee Rate” means, for any day, a percentage per annum equal to one-half percent (0.50%) per annum. “Appropriate Lender” means, at any time, with respect to Loans of any Class, the Lenders of such Class. “Approved Account Bank” means a financial institution at which the Borrower or a Guarantor maintains an Approved Deposit Account. “Approved Deposit Account” means each Deposit Account in respect of which a Loan Party shall have entered into a Deposit Account Control Agreement. “Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent. “Attorney Costs” means all reasonable fees, expenses and disbursements of any law firm or other external legal counsel. “Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP. “Availability Reserves” means, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, such reserves as the Administrative Agent from time to time determines in its Permitted Discretion as being appropriate (a) to reflect the impediments to the Collateral Agent’s ability to realize upon the 5339129.14 3

Collateral, (b) to reflect claims and liabilities (including liquidation costs and expenses) that the Administrative Agent determines will need to be satisfied in connection with the realization upon the Collateral, (c) to reflect criteria, events, conditions, contingencies or risks which adversely affect any component of the Borrowing Base, the Collateral or the validity or enforceability of this Agreement or the other Loan Documents or any material remedies of the Secured Parties hereunder or thereunder or (d) in respect of any Event of Default that has occurred and is continuing. Without limiting the generality of the foregoing, but in each case subject to the provisos to the prior sentence, Availability Reserves shall include the Dilution Reserve and, in addition, may include reserves based on: (i) rent; provided that such Availability Reserves shall be limited to an amount not to exceed the sum of (x) past due rent (or similar charges) for all of the Borrowers’ and the Guarantors’ leased locations plus (y) six (6) month’s rent (or similar charges) for all of the Borrowers’ and Guarantors’ leased locations that contain books and records of the Loan Parties, other than, in each case, such locations, distribution centers or warehouses with respect to which the Administrative Agent has received a Collateral Access Agreement in form and substance reasonably satisfactory to the Administrative Agent; (ii) outstanding Taxes and other governmental charges, including, ad valorem, real estate, personal property, sales, and other Taxes which have priority over the interests of the Collateral Agent in the Collateral; (iii) salaries, wages and benefits due to employees of the Loan Parties which have priority over the interests of the Collateral Agent in the Collateral; (iv) Customer Credit Liabilities; (v) reserves in respect of Cash Management Obligations; (viii) reserves in respect of Obligations in respect of Secured Hedge Agreements; and (vi) additional reserves in the Administrative Agent’s Permitted Discretion. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus one-half percent (0.50%), (b) the “prime rate” announced by the Administrative Agent from time to time (which rate is not necessarily the lowest rate charged by the Administrative Agent to its customers), and (c) the Adjusted Eurocurrency Rate on such day for an Interest Period of one (1) month plus one percent (1.00%) (or, if such day is not a Business Day, the immediately preceding Business Day). “Base Rate Loan” means any Loan during any period in which it bears interest based on the Base Rate. “Borrower” has the meaning specified in the preamble to this Agreement. “Borrower Materials” has the meaning specified in Section 7.2. “Borrowing” means a borrowing consisting of Loans of the same Class and Type 5339129.14 4 made, converted or continued on the same date in the same currency and, in the case of Eurocurrency Rate Loans, having the same Interest Period. “Borrowing Base” means, at any time of calculation, an amount equal to: (a) the lesser of (i) eighty percent (80%) of Eligible Commissions Receivables of the Borrower actually collected by the Borrower during the immediately preceding period of three months or (ii) eighty percent (80%) of the Eligible Commission Receivables of the Borrower for the immediately succeeding period of three months, plus (b) fifty percent (50%) of Eligible Commission Receivables of the Borrower for the immediately succeeding period of six months (excluding the immediately succeeding period of three months), minus (c) the amount of all Reserves established by the Administrative Agent in its Permitted Discretion. The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 7.4, as adjusted to give effect to Reserves following such delivery. The amount of any Reserve established by the Administrative Agent, and any change in the amount of any Reserve, shall have a reasonable relationship to the event, condition or other matter that is the basis for such Reserve or such change; provided that, any categories of Reserves not established as of the Effective Date may only be created by the Administrative Agent in its Permitted Discretion for events or circumstances that are not known to the Administrative Agent as of the Effective Date, or for facts and circumstances which arise, change or become known after the Effective Date. Notwithstanding anything herein to the contrary, Reserves shall not duplicate eligibility criteria contained in the definition of Eligible Commission Receivables or any other Reserve then established. “Borrowing Base Certificate” means a certificate of the Borrower substantially in the form of Exhibit I. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York and if such day relates to any interest rate settings as to a Eurocurrency Rate Loan, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank Eurocurrency market. “Capital Expenditures” means, for any period, the aggregate of (a) all amounts that would be reflected as additions to property, plant or equipment on a Consolidated statement of cash flows of eHealth and its Subsidiaries in accordance with GAAP and (b) the value of all assets under Capitalized Leases incurred by eHealth and its Subsidiaries during such period; provided that the term “Capital Expenditures” shall not include (i) expenditures made in connection with the replacement, substitution, restoration or repair of assets to the extent 5339129.14 5 financed with (x) insurance proceeds paid on account of the loss of or damage to the assets being replaced, substituted, restored or repaired or (y) awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, (ii) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time, (iii) the purchase of plant, property or equipment or software to the extent financed with the proceeds of Dispositions that are not required to be applied to prepay the Loans pursuant to Section 2.9(d), (iv) expenditures that are accounted for as capital expenditures by eHealth or any Subsidiary and that actually are paid for, or reimbursed to eHealth or any Subsidiary in cash or Cash Equivalents, by a Person other than eHealth or any Subsidiary and for which neither eHealth nor any Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation (other than rent) in respect of such expenditures to such Person or any other Person (whether before, during or after such period), (v) the purchase price of equipment purchased during such period to the extent the consideration therefor consists of any combination of (A) used or surplus equipment traded in at the time of such purchase and (B) the proceeds of a concurrent sale of used or surplus equipment, in each case, in the ordinary course of business, or (vi) expenditures financed with the proceeds of an issuance of Equity Interests of eHealth or a capital contribution to eHealth or Indebtedness permitted to be incurred hereunder. “Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP. “Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Collateralize” means to pledge and deposit with or deliver to the Collateral Agent, for the benefit of the Administrative Agent, an Issuer and the Lenders, as collateral for Letter of Credit Obligations, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash (which the applicable Issuer may require to be in the same currency as the relevant Letter of Credit) or deposit account balances or, if the applicable Issuer benefiting from such collateral shall agree in its sole discretion, other credit support, in each case in an amount (taking into account potential currency fluctuations) and pursuant to documentation in form and substance reasonably satisfactory to (a) the Administrative Agent and (b) the applicable Issuer. “Cash Dominion Period” means each period beginning on the date that (a) Excess Availability shall have been less than the Seasonal Amount for 5 consecutive Business Days or (b) an Event of Default shall have occurred and be continuing; provided, that to the extent that the Cash Dominion Period has occurred due to (x) clause (a) of this definition, if Excess 5339129.14 6

Availability shall thereafter be equal to or greater than the Seasonal Amount for at least thirty (30) consecutive days, the Cash Dominion Period shall no longer be deemed to have occurred or be continuing until such time as the Seasonal Amount may again be less than the Seasonal Amount for 5 consecutive Business Days and (y) clause (b) of this definition, the Cash Dominion Period shall no longer be deemed to have occurred or be continuing when such Event of Default is waived or ceases to have occurred and be continuing. “Cash Equivalents” means any of the following types of Investments, to the extent owned by eHealth or any Subsidiary: (a) Dollars; (b) in the case of any Foreign Subsidiary that is a Subsidiary, such local currencies held by it from time to time in the ordinary course of business and not for speculation; (c) readily marketable direct obligations issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 12 months or less from the date of acquisition; (d) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, demand deposits, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus of not less than $500,000,000; (e) repurchase obligations for underlying securities of the types described in clauses (c) and (d) above or clause (g) below entered into with any financial institution meeting the qualifications specified in clause (d) above; (f) commercial paper rated at least P-2 by Moody’s or at least A-2 by S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency) and in each case maturing within 12 months after the date of creation thereof; (g) marketable short-term money market and similar highly liquid funds having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (h) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency) with maturities of 12 months or less from the date of acquisition; (i) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or 5339129.14 7

Aaa3 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (j) other customary Investments in similar assets in accordance with the investments policy approved by the board of directors of Holdings as in effect on June 14, 2018, as such investments policy may be modified from time to time with the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed in the Administrative Agent’s Permitted Discretion; and (k) investment funds investing substantially all of their assets in securities of the types described in clauses (a) through (j) above. “Cash Management Bank” means, as of any date of determination, any Person that is a Lender or an Affiliate of a Lender on such date. “Cash Management Obligations” means obligations owed by any Loan Party to any Cash Management Bank in respect of or in connection with any Cash Management Services and designated by the Cash Management Bank and the Borrower in writing to the Administrative Agent as “Cash Management Obligations”. “Cash Management Services” means any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit card processing, credit or debit card, purchase card, electronic funds transfer and other cash management arrangements. “Cash Receipts” shall have the meaning specified in Section 8.11(d). “CFC” means an entity that is a “controlled foreign corporation” within the meaning of Section 957 of the Code and with respect to which Holdings is a “United States shareholder” within the meaning of Section 951(b) of the Code. “CFC Holdco” means any Subsidiary of a Loan Party that has no material assets other than Equity Interests in, and/or Indebtedness owing by, one or more CFCs. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty (excluding the taking effect after the date of this Agreement of a law, rule, regulation or treaty adopted prior to the date of this Agreement), (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority. It is understood and agreed that the Dodd–Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173), all Laws relating thereto, all interpretations and applications thereof and any compliance by a Lender with any request or directive relating thereto, shall, for the purposes of this Agreement, be deemed to be adopted subsequent to the date hereof. “Change of Control” means the earliest to occur of: 5339129.14 8

(a) any Person or Persons constituting a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary for administrator of any such plan), becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of Equity Interests representing more than thirty-five (35%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings; or (b) except to the extent permitted by Section 9.2, 9.4 or 9.5, any Loan Party (other than Holdings) ceases to be a direct or indirect wholly owned Subsidiary of Holdings. “Class” (a) when used with respect to commitments, refers to a Revolving Credit Commitment, (b) when used with respect to Loans or a Borrowing, refers to Revolving Loans, and (c) when used with respect to Lenders, refers to Revolving Lenders. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means all the “Collateral” (or equivalent term) as defined in any Collateral Document and shall include the Mortgaged Properties (if any). “Collateral Agent” has the meaning specified in the introductory paragraph to this Agreement. “Collateral Access Agreement” means an agreement reasonably satisfactory in form and substance to the Administrative Agent executed by, as the case may be, (a) a bailee or other Person in possession of Collateral, and (b) any landlord of any premises leased by any Loan Party, pursuant to which such Person (i) acknowledges the Collateral Agent’s Lien on the Collateral, (ii) releases or subordinates such Person’s Liens in the Collateral held by such Person or located on such premises, (iii) agrees to provide the Collateral Agent with access to the Collateral held by such bailee or other Person or located in or on such premises for the purpose of conducting field examinations or Liquidation and (iv) makes such other agreements with the Collateral Agent as the Administrative Agent may reasonably require. “Collateral and Guarantee Requirement” means, at any time, the requirement that: (a) the Collateral Agent shall have received each Collateral Document required to be delivered on the Effective Date pursuant to Section 4.1 or pursuant to Section 8.10, Section 8.11 or Section 8.12 at such time, duly executed by each Loan Party thereto; (b) all Obligations shall have been unconditionally guaranteed by each Subsidiary of Holdings that is a Wholly-Owned Subsidiary that is a Material Domestic Subsidiary (excluding any (i) Excluded Subsidiary or (ii) CFC Holdco), including those Subsidiaries that are listed on Schedule II hereto; (c) the Obligations and the Guaranty shall have been secured by a perfected first-priority security interest (subject only to non-consensual Liens permitted by Section 9.1) in (i) all Equity Interests of each direct, Wholly-Owned Subsidiary of Holdings (excluding any 5339129.14 9

Equity Interests in any direct or indirect Subsidiary of a CFC, and limited in the case of any CFC Holdco or a direct Subsidiary that is a CFC, to 100% of the non-voting Equity Interests therein and 65% of the voting Equity Interests therein); provided that Holdings and any of their respective Subsidiaries shall not be required to enter into any pledge agreements governed by foreign law; (d) except to the extent otherwise provided hereunder, including subject to Liens permitted by Section 9.1, or under any Collateral Document, the Obligations and the Guaranty shall have been secured by a perfected first-priority security interest in substantially all tangible and intangible personal property of the Borrower and each Guarantor (including accounts (other than deposit accounts except as required by Section 8.11 of this Agreement, other bank or securities accounts), Inventory, equipment, investment property, contract rights, general intangibles, and proceeds of the foregoing) but excluding the Excluded Property, in each case, with the priority required by the Collateral Documents, in each case subject to exceptions and limitations otherwise set forth in this Agreement and the Collateral Documents; (e) the Collateral Agent shall have received (i) counterparts of a Mortgage with respect to each Material Real Property required to be delivered pursuant to Sections 8.10 and 8.12(b) (the “Mortgaged Properties”) duly executed and delivered by the record owner of such property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid Lien on the property described therein, free of any other Liens except as expressly permitted by Section 9.1, together with such endorsements, coinsurance and reinsurance as the Collateral Agent may reasonably request, (iii) such surveys and abstracts and such customary legal opinions and other documents as the Collateral Agent or the Administrative Agent may reasonably request with respect to any such Mortgaged Property, and (iv) the Collateral Agent shall have received, prior to the date of obtaining a Mortgage on any Material Real Property, (x) a flood certificate with respect to such Material Real Property and (y) if such real property is located in a Special Flood Hazard Area, flood insurance in accordance with the requirements under applicable Laws and which names the Collateral Agent as lender’s loss payee, in each case in form and substance reasonably satisfactory to the Lenders. The foregoing definition shall not require the creation or perfection of pledges of or security interests in particular assets if and for so long as, in the reasonable judgment of the Collateral Agent or the Administrative Agent and the Borrower, the cost, difficulty, burden or consequences of creating or perfecting such pledges or security interests in such assets shall be excessive in view of the benefits of the security to be obtained by the Lenders therefrom. The Collateral Agent and the Administrative Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance and surveys with respect to particular assets (including extensions beyond the Effective Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents. “Collateral Documents” means, collectively, the Security Agreement, the 5339129.14 10

Mortgages, each of the mortgages, collateral assignments, the Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Agents and the Lenders pursuant to Section 4.1(a)(iv), Section 8.10, Section 8.11 or Section 8.12, the Guaranty, each Collateral Access Agreement and each of the other agreements, instruments or documents that creates or purports to create a Lien or Guarantee in favor of the Administrative Agent or the Collateral Agent for the benefit of the Secured Parties. “Commercial Letter of Credit” means any Letter of Credit that is drawable upon presentation of documents evidencing the sale or shipment of goods purchased by the Borrower or a Guarantor in the ordinary course of its business. “Commission Receivables” means, collectively, all present and future rights of the Borrower to payment from any Specified Insurer pursuant to the Insurer Agreement between the Borrower and such Specified Insurer arising from the sale of goods or rendition of services to customers of such Specified Insurer and the Borrower. “Commitments” means the Revolving Credit Commitments. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” means a certificate substantially in the form of Exhibit D and which certificate shall in any event be a certificate of the chief executive officer or the chief financial officer certifying as to whether a Default has occurred and is continuing and, if applicable, specifying the details thereof and any action taken or proposed to be taken with respect thereto. “Concentration Account” has the meaning specified in Section 8.11(c). “Consolidated” means, with respect to any Person, the consolidation of accounts of such Person and any other Person in accordance with GAAP. “Consolidated Net Income” shall mean, with respect to Holdings for any period, the aggregate of the net income (loss) of Holdings and its Subsidiaries, on a consolidated bases, for such period (excluding to the extent included therein (i) any extraordinary, one-time or non- recurring gains and (ii) extraordinary, one-time or non-recurring non-cash losses or charges), and after deducting the Provision for Taxes for such period, all as determined in accordance with GAAP; provided, that, (a) the net income of Holdings that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid or payable to Holdings or a Subsidiary of Holdings; (b) except to the extent included pursuant to the foregoing clause, the net income of any Person accrued prior to the date it becomes a Subsidiary of Holdings or is merged into or consolidated with Holdings or any of its Subsidiaries or such Person’s assets are acquired by Holdings or by any of its Subsidiaries shall be excluded; 5339129.14 11

(c) the net income (if positive) of any wholly-owned Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such wholly-owned Subsidiary to Holdings or to any other wholly-owned Subsidiary of Holdings is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such wholly-owned Subsidiary shall be excluded. For the purposes of this definition, net income excludes any gain and non-cash loss together with any related Provision for Taxes for such gain and non-cash loss realized upon the sale or other disposition of any assets that are not sold in the ordinary course of business or of any Equity Interests of Holdings or a Subsidiary of Holdings, and any net income or non-cash loss realized as a result of changes in accounting principles or the applicable thereof to Holdings and any net income or non-cash loss realized as the result of the extinguishment of debt. “Constituent Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. For the avoidance of doubt, none of the Lead Arranger, the Agents or their respective lending affiliates or any entity acting as an Issuer hereunder shall be deemed to be an Affiliate of Holdings, the Borrower or any of their respective Subsidiaries. “Credit Extension” means each of the following: (a) a Borrowing and (b) a L/C Credit Extension. “Credit Termination Date” means the earliest of (a) the Maturity Date, (b) the date of termination of all of the Revolving Credit Commitments pursuant to Section 2.5 and (c) the date on which the Obligations become due and payable pursuant to Section 10.2. “Customer Credit Liabilities” means, at any time, the aggregate remaining balance at such time of outstanding customer credits of the Borrower. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, 5339129.14 12 moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would constitute an Event of Default. “Default Rate” means an interest rate equal to the Base Rate, plus two percent (2.0%) per annum; provided that with respect to the outstanding principal amount of any Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan (giving effect to Section 2.11) plus two percent (2.0%) per annum, in each case, to the fullest extent permitted by applicable Laws. “Defaulting Lender” means, subject to Section 2.15, any Lender that, as determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit, within two (2) Business Days of the date required to be funded by it hereunder, (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within two (2) Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations (provided that any Lender that has failed to give such timely confirmation shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Administrative Agent), (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority, or (e) has become the subject of a Bail-In Action. “Deposit Account” means any checking or other demand deposit account maintained by the Loan Parties, including any “deposit accounts” under Article 9 of the UCC. All funds in such Deposit Accounts shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in the Deposit Accounts. “Deposit Account Control Agreement” has the meaning specified in Section 8.11(a). “Dilution” means, for any period, the fraction, expressed as a percentage, the numerator of which is the aggregate amount of non-cash reductions in Commission Receivables of the Borrower for such period and the denominator of which is the aggregate dollar amount of the sales of the Borrower for such period. 5339129.14 13

“Dilution Reserve” means a reserve in amounts established by the Administrative Agent in its Permitted Discretion to reduce the advance rate against Eligible Commission Receivables by one (1) percentage point for each percentage point by which Dilution is in excess of five percent (5%). “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale or issuance of Equity Interests in a Subsidiary) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and all outstanding Letters of Credit (unless the Outstanding Amount of the Letter of Credit Obligations related thereto has been Cash Collateralized or back-stopped by a letter of credit in form and substance reasonably satisfactory to the applicable Issuer)), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Maturity Date of the Loans at the time of issuance; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of Holdings, the Borrower or their Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by Holdings, the Borrower or their Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Document” has the meaning set forth in Article 9 of the UCC. “Dollars” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia. “EBITDA” means, as to Holdings, with respect to any period, an amount equal to: (a) the Consolidated Net Income of Holdings and its Subsidiaries for such period determined in accordance with GAAP, plus (b) each of the following, in each case to the extent deducted in the calculation of such Consolidated Net Income for such period: (i) depreciation and amortization (including, but not limited to, imputed interest and deferred compensation) of Holdings and its Subsidiaries for such period, all in accordance with GAAP, plus (ii) the Interest Expense of 5339129.14 14

Holdings and its Subsidiaries for such period, plus (iii) charges for Federal, State, local and foreign income Taxes for such period, plus (iv) Transaction Expenses incurred during such period, plus (v) (A) non-recurring, unusual or extraordinary charges, expenses or losses for such period and (B) business optimization expenses and other restructuring charges or reserves (which, for the avoidance of doubt, shall include the effect of discontinued operations, facility closures, facility consolidations, duplicative facility costs, retention costs, severance costs, systems establishment costs, executive recruiting costs, modification or curtailment of employee benefit plans, and initiatives in connection therewith including those relating to new product introductions and other strategic or cost saving initiatives, in each case whether or not successful); provided that the aggregate amount to be added back pursuant to subsection (B) in this clause (v) shall not exceed 15% of EBITDA (determined before giving effect to the addback in subsection (B) of this clause (v)) for such period); plus (vi) any other non-cash charges (other than any write-down or write-off of current assets) for such period; provided that, for purposes of this subclause (vi), any non-cash charges or losses shall be treated as cash charges or losses in any subsequent period during which cash disbursements attributable thereto are made; plus (vii) any expenses, fees, costs or charges (other than depreciation or amortization expense as described in the preceding clause (i)) related to any issuance of Equity Interests, Investment, acquisition, disposition, recapitalization or the incurrence, maintenance, modification or repayment of Indebtedness permitted hereunder, in each case whether or not successful; plus (viii) non-cash expenses in connection with expensing stock options, warrants or other equity compensation grants for such period; minus (c) to the extent included in the calculation of such Consolidated Net Income for such period, the sum of non-cash items for such period (but excluding any such items (i) in respect of which cash was received in a prior period or will be received in a future period or (ii) which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that reduced EBITDA in any prior period (and was not added back pursuant to this definition)), minus (d) to the extent included in the calculation of Consolidated Net Income for such period, non-recurring, unusual or extraordinary gains for such period. “EEA Financial Institution” means (a) any credit institution firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervisions with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” has the meaning specified in Section 4.1. 5339129.14 15

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 12.2(b)(iv) (subject to such consents, if any, as may be required under Section 12.2(b)(ii)). “Eligible Commission Receivables” means Commission Receivables of the Borrower which satisfy the criteria set forth below. In determining the amount to be included, Eligible Commission Receivables shall be calculated net of customer deposits, sales taxes, discounts, credits, allowances and rebates. (a) (i) such Commission Receivables arise from the actual and bona fide sale and delivery of goods or rendition of services by the Borrower in the ordinary course of the business of the Borrower or (ii) such Commission Receivables have been purchased by the Borrower, provided, that, no Commission Receivables under this clause (ii) shall be an Eligible Commission Receivables until the completion of a field examination with respect to such Commission Receivables that is satisfactory to the Administrative Agent in its Permitted Discretion; (b) (i) the aggregate amount of such Commission Receivables owing by a single Specified Insurer (other than UnitedHealthcare Insurance Company or Humana Insurance Company and their respective Affiliates) does not constitute more than thirty percent (30%) of the aggregate amount of all otherwise Eligible Commission Receivables, (ii) the aggregate amount of Commission Receivables owing by UnitedHealthcare Insurance Company and its Affiliates does not constitute more than forty-five percent (45%) of all otherwise Eligible Commission Receivables; and (iii) the aggregate amount of Commission Receivables owing by Humana Insurance Company and its Affiliates does not constitute more than forty-five percent (45%) of all otherwise Eligible Commission Receivables (but in the case of clauses (i), (ii) and (iii) the portion of Eligible Commission Receivables not in excess of such applicable percentage shall not be deemed to be ineligible solely by virtue of this clause (b)); (c) the Specified Insurer with respect to such Commission Receivables has not asserted a counterclaim, defense or dispute against such Commission Receivables, but the portion of the Commission Receivables owing by such Specified Insurer in excess of the amount owing by the Borrower to such Specified Insurer pursuant to such counterclaims, defense or dispute shall not be deemed to be ineligible solely by virtue of this clause (c); (d) the Specified Insurer with respect to such Commission Receivables has not set off against amounts otherwise payable by such Specified Insurer to the Borrower for the purpose of establishing a reserve or collateral for obligations of the Borrower to such Specified Insurer but the portion of the Commission Receivables owing by such Specified Insurer in excess of the set-off amounts shall be not deemed to be ineligible solely by virtue of this clause (d); (e) such Commission Receivables (x) are owned by the Borrower and the Borrower has good title to such Commission Receivables, (y) are subject to the first priority, valid and perfected security interest and Lien of the Collateral Agent (subject only to Liens permitted under Section 9.1 having priority by operation of applicable Law over the Liens of Collateral Agent), and (z) are not subject to any other Lien (other than Liens permitted hereunder pursuant to Section 9.1) (the foregoing clauses (y) and (z) not being intended to limit the ability 5339129.14 16 of the Administrative Agent to change or establish any Availability Reserves in its Permitted Discretion on account of any such permitted Liens); (f) the Specified Insurer with respect to such Commission Receivables is not subject to an event of the type described in Section 10.1(f); (g) the Specified Insurer with respect to such Commission Receivables has not notified the Borrower in writing, and the Borrower does not otherwise have knowledge, that the Specified Insurer has asserted the right to cease, terminate or suspend the payment of such Commission Receivables to the Borrower, but the portion of the Commission Receivables owing by such Specified Insurer in excess of such amounts subject to such cessation, termination or suspension shall be not deemed to be ineligible solely by virtue of this clause (g); (h) the Specified Insurer is organized and has its principal place of business within the United States; (i) such Commission Receivables are not evidenced by chattel paper or an instrument of any kind, and have not been reduced to judgment; (j) the portion of such Commission Receivables to the extent not constituting interest, fees or late charges; (k) [Reserved]; (l) the portion of such Commission Receivables to the extent not constituting (i) bonus revenue to the extent payment of such bonus revenue is in the discretion of the Specified Insurer pursuant to the terms of the applicable bonus program, (ii) advance payments or (iii) overpayments except to the extent the Administrative Agent receives evidence satisfactory to the Administrative Agent that such overpayments have been applied to such Commission Receivables; (m) neither the Specified Insurer obligated in respect of such Commission Receivables nor any employee, officer or director of such Specified Insurer is an employee, officer, director or Affiliate of the Borrower; (n) such Commission Receivables do not arise from conditional sales or other terms under which payment by the Specified Insurer may be conditional or contingent, except (i) for conditions which have been satisfied or (ii) to the extent such Commission Receivables are contingent upon the payment to such Specified Insurer of the applicable insurance premium giving rise to (or corresponding to) such Commission Receivables; (o) the Specified Insurer is not located in a state requiring the filing of a Notice of Business Activities Report or similar report in order to permit the Borrower to seek judicial enforcement in such state of payment of such Commission Receivable, unless the Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year or such failure to file and inability to seek judicial enforcement is capable of being remedied without any material delay or material cost; 5339129.14 17

(p) [Reserved]; (q) the Specified Insurer obligated in respect of such Commission Receivables is not the United States of America or any agency, department, instrumentality or political subdivision thereof, unless the Federal Assignment of Claims Act of 1940, as amended, has been complied with in a manner reasonably satisfactory to the Administrative Agent; and (r) the Administrative Agent has not notified the Borrower that the Administrative Agent has determined in its Permitted Discretion that such Commission Receivable is unlikely to be collected. Any Commission Receivables which are not Eligible Commission Receivables shall nevertheless be part of the Collateral. “Entitlement Holder” has the meaning given to such term in Article 8 of the UCC. “Entitlement Order” has the meaning given to such term in Article 8 of the UCC. “Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by any Loan Party or any of its Subsidiaries (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings with respect to any Environmental Liability (hereinafter “Claims”), including (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law. “Environmental Laws” means any and all Laws relating to the protection of the environment or, to the extent relating to exposure to Hazardous Materials, human health. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of any Loan Party or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing 5339129.14 18

(including through convertible securities). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that together with any Loan Party is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any of their respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any of their respective ERISA Affiliates from a Multiemployer Plan, written notification of any Loan Party or any of their respective ERISA Affiliates concerning the imposition of Withdrawal Liability or written notification that a Multiemployer Plan is insolvent, or is in endangered or critical status, within the meaning of Section 432 of the Code, Section 305 of ERISA, or Title IV of ERISA; (d) the filing under Section 4041(c) of ERISA of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) the imposition of any liability under Title IV of ERISA with respect to the termination of any Pension Plan or Multiemployer Plan, other than for the payment of plan contributions or PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any of their respective ERISA Affiliates; (f) the application for a minimum funding waiver under Section 302(c) of ERISA with respect to a Pension Plan; (g) the imposition of a lien under Section 303(k) of ERISA with respect to any Pension Plan; or (h) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 303 of ERISA). “EU Bail-In Legislation Schedule” means the EU Bail-In Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurocurrency Rate” means, for any Interest Period with respect to a Eurocurrency Rate Loan, the rate per annum equal to the London Interbank Offered Rate administered by ICE Benchmark Administration Limited, on the applicable Reuters screen page as of 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “Eurocurrency Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Royal Bank of Canada and with a term equivalent to such Interest Period would be offered by Royal Bank of Canada’s London Branch (or other Royal Bank of Canada branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request as of 11:00 a.m. (London time) two (2) Business Days prior to the commencement of such Interest Period. If the Eurocurrency 5339129.14 19

Rate as otherwise calculated in accordance with the foregoing would be less than one percent (1.00%), such rate shall be deemed to be one percent (1.00%) for all purposes under this Agreement. “Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on the Adjusted Eurocurrency Rate. “Event of Default” has the meaning specified in Section 10.1. “Excess Availability” means, at any time, (a) the Line Cap at such time minus (b) the aggregate Revolving Credit Outstandings at such time. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded GoMedicap Account” means the Deposit Account of GoMedigap maintained with Wells Fargo Bank bearing an account number which ends in 062, but only if the aggregate amount on deposit in such Deposit Account does not exceed $30,000 at any time. “Excluded Hedge Obligation” shall mean, with respect to any Guarantor, any Hedge Obligation if, and to the extent that, all or a portion of the guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Hedge Obligation (or any guaranty thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time such guaranty of such Guarantor or the grant of such security interest would otherwise have become effective with respect to such Hedge Obligation. If a Hedge Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedge Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). “Excluded Property” has the meaning specified in the Security Agreement. “Excluded Subsidiary” means (a) any direct or indirect Domestic Subsidiary of Holdings that is a disregarded entity for United States Federal income Tax purposes substantially all of the assets of which consist of Equity Interests in one or more Foreign Subsidiaries or CFC Holdcos, (b) any Domestic Subsidiary that is a direct or indirect Subsidiary of a Foreign Subsidiary, (c) any Subsidiary that is prohibited or restricted by applicable Law or Contractual Obligation existing on the Effective Date or on the date any such Subsidiary is acquired or organized (so long as, in the case of an acquisition of a Subsidiary, such prohibition did not arise as part of such acquisition) from providing a Guaranty or if such Guaranty would require governmental (including regulatory) consent, approval, license or authorization, (d) any direct or indirect Domestic Subsidiary of Holdings that is an Immaterial Domestic Subsidiary, and (e) any other Subsidiary with respect to which, at the Borrower’s request and with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld), the cost or other consequences (including any adverse Tax consequences) of providing the Guaranty shall 5339129.14 20 be excessive in view of the benefits to be obtained by the Lenders therefrom. “Excluded Taxes” has the meaning specified in Section 3.1(a). “Existing Letters of Credit” means the letters of credit listed on Schedule III hereto. “Facility” means the Revolving Credit Commitments and the provisions herein related to the Revolving Loans. “FASB” means the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code as in effect on the date hereof or any successor provision that is substantively the equivalent thereof any regulations or official interpretations thereof (including any Revenue Ruling, Revenue Procedure, Notice or similar guidance issued by the U.S. Internal Revenue Service thereunder as a precondition to relief or exemption from Taxes under such provisions), any agreement entered into pursuant to Section 1471(b)(i) of the Code, any amendments made to the foregoing after the date of this Agreement, and any applicable intergovernmental agreement with respect to the foregoing and applicable legislation or official guidance implementing such agreements. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of one percent (1%)) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent. “Federal Reserve Board” means the Board of Governors of the United States Federal Reserve System, or any successor thereto. “Field Examination” has the meaning specified in Section 7.4(d). “Financial Asset” has the meaning given to such term in Article 8 of the UCC. “Financial Statements” means the financial statements of Holdings its Subsidiaries delivered in accordance with Sections 7.1(a) and 7.1(b). “Fiscal Quarter” means a fiscal quarter of any Fiscal Year. “Fiscal Year” means the fiscal year of Holdings and its Subsidiaries ending on December 31 of each calendar year. “Fixed Charge Coverage Ratio” means, with respect to any period and with 5339129.14 21 respect to Holdings and its Subsidiaries, on a consolidated basis, the ratio of (a) the amount equal to EBITDA of Holdings and its Subsidiaries during such period, minus the Unfinanced Capital Expenditures of Holdings and its Subsidiaries made during such period, minus income Taxes paid in cash by Holdings and its Subsidiaries during such period, to (b) Fixed Charges for such period. “Fixed Charges” means, as to Holdings and its Subsidiaries on a consolidated basis, with respect to any period, the sum of, without duplication, (a) all Interest Expense paid in cash, plus (b) all regularly scheduled principal payments of Indebtedness for borrowed money, and regularly scheduled payments of Indebtedness for the deferred purchase price of any property or services (including, without limitation, any indemnification, adjustment or purchase price, earn-outs or other similar obligations incurred in connection with any acquisition or sale or other disposition of assets) and Capitalized Leases (and without duplication of items (a) and (b) of this definition, the interest component with respect to Indebtedness under Capitalized Leases), plus (c) all Restricted Payments paid in cash by Holdings and its Subsidiaries pursuant to Section 9.6(e) or (f) during such period. “Foreign Lender” has the meaning specified in Section 3.1(b). “Foreign Subsidiary” means any direct or indirect Subsidiary of the Borrower that is not a Domestic Subsidiary. “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to an Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding Letter of Credit Obligations to the extent that such Defaulting Lender’s Applicable Percentage of such outstanding Letter of Credit Obligations has not been reallocated pursuant to Section 2.15(a)(iv) or Cash Collateralized pursuant to Section 2.15(c). “Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course. “GAAP” means generally accepted accounting principles in the United States, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof (including through the adoption of IFRS) on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Requisite Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof (including through the adoption of IFRS), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising 5339129.14 22 executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Granting Lender” has the meaning specified in Section 12.2(g). “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or monetary other obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or monetary other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Effective Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantors” has the meaning specified in the preamble to this Agreement. For avoidance of doubt, Holdings may cause any Subsidiary (other than a CFC, a CFC Holdco or a direct or indirect Subsidiary of a CFC) that is not already a Guarantor to Guarantee the Obligations by causing such Subsidiary to execute a joinder to this Agreement and to the Guaranty in form and substance reasonably satisfactory to the Administrative Agent, and any such Subsidiary shall be a Guarantor hereunder for all purposes. “Guaranty” means (a) the guaranty made by the Guarantors in favor of the Administrative Agent on behalf of the Secured Parties pursuant to clause (b) of the definition of “Collateral and Guarantee Requirement,” substantially in the form of Exhibit G, and (b) each other guaranty and guaranty supplement delivered pursuant to Section 8.10. “Hazardous Materials” means all explosive or radioactive substances or wastes, all hazardous or toxic substances, and all wastes or pollutants, including petroleum or petroleum 5339129.14 23 distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and infectious or medical wastes regulated pursuant to any Environmental Law. “Hedge Bank” means, with respect to any Swap Contract, as of any date of determination, (a) any Person that is a Lender or an Affiliate of a Lender on such date or (b) any Person who (i) was a Lender or an Affiliate of a Lender at the time such Swap Contract was entered into and who is no longer a Lender or an Affiliate of a Lender, (ii) is, and at all times remains, in compliance with the provisions of Section 11.12(b)(i) and (iii) agrees in writing that the Agents and the other Secured Parties shall have no duty to such Person (other than the payment of any amounts to which such Person may be entitled under Section 10.3) and acknowledges that the Agents and the other Secured Parties may deal with the Loan Parties and the Collateral as they deem appropriate (including the release of any Loan Party or all or any portion of the Collateral) without notice or consent from such Person, whether or not such action impairs the ability of such Person to be repaid Obligations owing to it in respect of the Secured Hedge Agreements to which it is a party) and agrees to be bound by Section 11.12(b)(ii). “Hedge Obligations” means any and all obligations or liabilities, whether absolute or contingent, due or to become due, now existing or hereafter arising, of any Loan Party arising under, owing pursuant to, or existing in respect of Swap Contracts. “Holdings” has the meaning specified in the preamble to this Agreement. “IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements. “Immaterail Domestic Subsidiary” means each direct or indirect Domestic Subsidiary of Holdings that is not a Material Domestic Subsidiary. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions that may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts and accrued expenses payable in the ordinary course of business, (ii) any earn-out obligation until such obligation is not paid after becoming due and payable and (iii) accruals for payroll and other liabilities accrued in the ordinary course of business); 5339129.14 24

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness; (g) all obligations of such Person in respect of Disqualified Equity Interests; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value (as determined by such Person in good faith) of the property encumbered thereby as determined by such Person in good faith. “Indemnified Liabilities” has the meaning specified in Section 12.4. “Indemnified Taxes” has the meaning specified in Section 3.1(a). “Indemnitees” has the meaning specified in Section 12.4. “Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Borrower, qualified to perform the task for which it has been engaged and that is independent of the Borrower and its Affiliates. “Information” has the meaning specified in Section 12.16. “Insurer Agreement” means any written agreement between the Borrower and a Specified Insurer pursuant to which the Borrower agrees to act as an insurance broker or agent for or on behalf of such Specified Insurer. “Intercompany Subordination Agreement” means an agreement executed by each Subsidiary of the Borrower, in substantially the form of Exhibit J. “Interest Expense” means, for any period, as to Holdings and its Subsidiaries, the total interest expense as determined in accordance with GAAP (and in any event shall include the interest component of any Capitalized Lease for such period). “Interest Period” means, as to each Eurocurrency Rate Loan, the period 5339129.14 25 commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Conversion or Continuation; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “Inventory” has the meaning given to such term in Article 9 of the UCC. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition (including without limitation by merger or otherwise) of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person or (c) the purchase or other acquisition (in one transaction or a series of transactions, including without limitation by merger or otherwise) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent changes in the value of such Investment, net of any return representing a return of capital with respect to such Investment. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB (or the equivalent) by S&P, or an equivalent rating by any other nationally recognized statistical rating agency selected by the Borrower. “IP Rights” has the meaning specified in Section 5.14. “IRS” means the Internal Revenue Service of the United States. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance). “Issue” means, with respect to any Letter of Credit, to issue, extend the expiry of, amend, renew or increase the maximum face amount (including by deleting or reducing any scheduled decrease in such maximum face amount) of, such Letter of Credit. The terms 5339129.14 26

“Issued”, “Issuing” and “Issuance” shall have a corresponding meaning. “Issuer” means (a) Royal Bank of Canada and (b) each other Lender or Affiliate of a Lender that hereafter becomes an Issuer with the approval of the Administrative Agent and the Borrower by agreeing pursuant to an agreement with and in form and substance satisfactory to the Administrative Agent and the Borrower to be bound by the terms hereof applicable to Issuers (and in the case of any resignation, subject to and in accordance with Section 12.2(h)). “Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Request, and any other document, agreement and instrument entered into by an Issuer and the Borrower (or any of its Subsidiaries) or in favor of such Issuer and relating to such Letter of Credit. “Joint Venture” means (a) any Person which would constitute an “equity method investee” of the Borrower or any of its Subsidiaries and (b) any Person in whom the Borrower or any of its Subsidiaries beneficially owns any Equity Interest that is not a Subsidiary. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities and executive orders, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “Lead Arranger” means RBC Capital Markets, in its capacity as sole arranger and bookrunner under this Agreement. “Leases” means, with respect to any Person, all of those leasehold estates in Real Property of such Person, as lessee, as such may be amended, supplemented or otherwise modified from time to time. “Lender” means each Revolving Credit Lender and each other financial institution or other entity that (a) is listed on the signature pages hereof as a “Lender” or (b) from time to time becomes a party hereto by execution of an Assignment and Assumption. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Letter of Credit” means any letter of credit Issued (or deemed Issued) pursuant to Section 2.4. A Letter of Credit may only be a Standby Letter of Credit. “Letter of Credit Borrowing” means an extension of credit resulting from a  RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates. 5339129.14 27 drawing under any Letter of Credit that has not been reimbursed on the applicable Reimbursement Date or refinanced as a Revolving Loan. “Letter of Credit Fee” has the meaning specified in Section 2.12(b). “Letter of Credit Obligations” means, at any time, the sum of (a) the aggregate amount of all Letters of Credit that remains available for drawing at such time and (b) the aggregate amount of all Reimbursement Obligations of any Loan Party at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the International Standby Practices (ISP98), such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. “Letter of Credit Reimbursement Agreement” has the meaning specified in Section 2.4(a)(v). “Letter of Credit Request” has the meaning specified in Section 2.4(c). “Letter of Credit Undrawn Amounts” means, at any time, the aggregate undrawn face amount of all Letters of Credit outstanding at such time. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing); provided, that in no event shall an operating lease in and of itself be deemed a Lien. “Line Cap” means, at any time, the lesser of (i) the Revolving Credit Commitments in effect at such time and (ii) the Borrowing Base at such time. “Liquidation” means the exercise by the Collateral Agent or the Administrative Agent of those rights and remedies accorded to the Collateral Agent or the Administrative Agent under the Loan Documents and applicable Law as a creditor of the Loan Parties with respect to the realization on the Collateral, including (after the occurrence and continuation of an Event of Default) the conduct by the Loan Parties acting with the consent of the Collateral Agent or the Administrative Agent, of any public, private or “going out of business” sale or other disposition of the Collateral for the purpose of liquidating the Collateral. Derivations of the word “Liquidation” (such as “Liquidate”) are used with like meaning in this Agreement. “Liquidity” means, at any time, the sum of (a) Excess Availability at such time 5339129.14 28 and (b) Unrestricted Cash at such time. “Loan” means any loan made by any Lender pursuant to this Agreement. “Loan Documents” means, collectively, (a) this Agreement, (b) the Revolving Credit Notes, (c) the Guaranty, (d) each Letter of Credit Reimbursement Agreement, (e) the Collateral Documents, (f) the Issuer Documents, and (g) any other document executed and delivered by a Loan Party that by its terms identifies itself as a “Loan Document”. “Loan Parties” means, collectively, (a) the Borrower and (b) each other Guarantor. “Margin Stock” has the meaning set forth in Regulation U of the Board of Governors of the United States Federal Reserve System, or any successor thereto. “Master Agreement” has the meaning specified in the definition of “Swap Contract.” “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), or condition (financial or otherwise) Holdings and its Subsidiaries taken as a whole, (b) a material impairment of the ability of Loan Parties to perform their material obligations under the Loan Documents, (c) a material impairment of the rights and remedies of any Agent or any Lender under the Loan Documents, taken as a whole, or (d) a material adverse effect upon the legality, validity, binding effect or enforceability against the Loan Parties of the Loan Documents; provided that, for avoidance of doubt, a going concern or like qualification or exception resulting solely from an upcoming maturity date under the Facility occurring within one year from the time an auditor’s opinion is delivered pursuant to Section 7.1(a) shall not (in and of itself) constitute a Material Adverse Effect. “Material Bank Accounts” has the meaning specified in Section 8.11(a). “Material Domestic Subsidiary” means, at any date of determination, each of Holdings’ Domestic Subsidiaries (a) whose total assets are equal to or greater than five percent (5%) of Total Assets at such date or (b) whose gross revenues are equal to or greater than five percent (5%) of the consolidated gross revenues of Holdings and its Subsidiaries at such date, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Effective Date, Domestic Subsidiaries that are not Loan Parties solely because they do not meet the thresholds set forth in clauses (a) or (b) comprise in the aggregate more than five percent (5%) of Total Assets or more than five percent (5%) of the consolidated gross revenues of Holdings and its Subsidiaries, then Holdings shall (i) designate in writing to the Administrative Agent one or more of such Domestic Subsidiaries as “Material Domestic Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of Sections 8.10, 8.11 and 8.12 applicable to such Subsidiary. “Material Foreign Subsidiary” means, at any date of determination, each of Holdings’ Foreign Subsidiaries (a) whose total assets are equal to or greater than five percent (5%) of Total Assets at such date or (b) whose gross revenues are equal to or greater than five 5339129.14 29 percent (5%) of the consolidated gross revenues of Holdings and its Subsidiaries at such date, in each case determined in accordance with GAAP. “Material Real Property” means any real property owned by any Loan Party with a fair market value in excess of $5,000,000. “Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign Subsidiary. “Maturity Date” means the date that is the third (3rd) anniversary of the Effective Date; provided that if such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day. “Maximum Rate” has the meaning specified in Section 12.23. “Monthly Borrowing Base Certificate” shall have the meaning specified in Section 7.4(a). “Monthly Financial Statements” means the unaudited consolidated balance sheets and related statements of income and cash flows of Holdings and its Subsidiaries, delivered in accordance with Section 7.1(b). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage Policies” has the meaning specified in Section 8.12(b)(ii) hereof. “Mortgaged Properties” has the meaning specified in paragraph (e) of the definition of “Collateral and Guarantee Requirement”. “Mortgages” means, collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Collateral Agent on behalf of the Lenders in form and substance reasonably satisfactory to the Collateral Agent, and any other mortgages executed and delivered pursuant to Sections 8.10, 8.11 or 8.12. “Multiemployer Plan” means any multiemployer plan as defined in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA, to which any Loan Party or any of their respective ERISA Affiliates makes or is obligated to make contributions, or during the preceding five plan years has made or been obligated to make contributions. “Net Cash Proceeds” means with respect to the Disposition of any asset by Holdings or any of its Subsidiaries or with respect to any Recovery Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition (including any cash and Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) or Recovery Event, as the case may be, over (ii) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Recovery Event, as the case may be, and that is required to be repaid in connection with such Disposition or Recovery Event (other than Indebtedness under the Loan 5339129.14 30

Documents), (B) the out-of-pocket fees and expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer Taxes, deed or mortgage recording Taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by Holdings or such Subsidiary in connection with such Disposition, (C) Taxes or distributions made pursuant to Section 9.6(f)(ii) paid or reasonably estimated to be payable in connection therewith (including Taxes imposed on the distribution or repatriation of any such Net Cash Proceeds), (D) in the case of any Disposition by a non-wholly owned Subsidiary or Recovery Event with respect to assets of a non-wholly owned Subsidiary, the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (D)) attributable to minority interests and not available for distribution to or for the account of Holdings or a wholly owned Subsidiary as a result thereof, and (E) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by Holdings or any Subsidiary after such Recovery Event or Disposition, as the case may be, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, it being understood that “Net Cash Proceeds” shall include the amount of any reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in this clause (E). “Non-Bank Certificate” has the meaning specified in Section 3.1(b). “Non-Consenting Lender” has the meaning specified in Section 3.7. “Non-Loan Party” means any Subsidiary of Holdings that is not a Loan Party. “Notice of Borrowing” has the meaning specified in Section 2.2(a). “Notice of Conversion or Continuation” has the meaning specified in Section 2.11(a). “Obligations” means all (a) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document, or otherwise with respect to any Loan or Letter of Credit and owing to any of to the Secured Parties, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (b) obligations of any Loan Party arising under any Secured Hedge Agreement, and (c) Cash Management Obligations. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and any of their Subsidiaries to the extent they have obligations under the Loan Documents) include the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document. Notwithstanding the foregoing, Excluded Hedge Obligations shall not constitute Obligations. 5339129.14 31

“OFAC” has the meaning specified in Section 5.16(b). “Other Taxes” has the meaning specified in Section 3.1(f). “Outstanding Amount” means (a) with respect to the Revolving Loans on any date, the amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Loans (including any refinancing of Letter of Credit Obligations as a Revolving Loan), occurring on such date; and (b) with respect to any Letter of Credit Obligations on any date, the amount thereof on such date after giving effect to any related extension of any Letter of Credit occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Letter of Credit Obligations (including any refinancing of outstanding Letter of Credit Obligations under related Letters of Credit or related extensions of any Letters of Credit as a Revolving Loan) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date. “Overadvance” means a Credit Extension to the extent that, immediately after its having been made, Excess Availability is less than zero. “Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent or an Issuer, as applicable, in accordance with banking industry rules on interbank compensation. “Participant” has the meaning specified in Section 12.2(d). “Participant Register” has the meaning specified in Section 12.2(e). “Payment Conditions” means, at the time of determination with respect to any specified transaction or payment, the following: (a) as of the date of any such transaction or payment, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (b) either: (i) (A) the Liquidity for the immediately preceding 30 consecutive day period, determined on a pro forma basis as if any such transaction or payment occurred on the first day of such period, shall have been not less than $10,000,000, (B) on the date of and after giving effect to any such transaction or payment, on a pro forma basis, the Liquidity shall be not less than $10,000,000 and (C) the Fixed Charge Coverage Ratio, on a pro forma basis, after giving effect to the transaction or payment based on the most recent financial statements received by Administrative Agent prior to the date thereof for the 12 month period prior thereto, shall be not less than 1.00 to 1.00; or, (ii) (A) the Liquidity for the immediately preceding 30 consecutive day period, determined on a pro forma basis as if any such transaction or payment occurred on the first day of such period, shall have been not less $15,000,000 and (B) on the date of and after giving effect to any such transaction or payment, on a pro forma basis, the Liquidity shall be not less than such amount, and 5339129.14 32

(c) Administrative Agent shall have received a certificate of an authorized officer of Holdings certifying as to compliance with the preceding clauses and demonstrating (in reasonable detail) the calculations required thereby. “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any of their respective ERISA Affiliates or to which any Loan Party or any of their respective ERISA Affiliates contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions in the preceding five plan years. “Permitted Acquisition” means any Acquisition so long as: (a) the Payment Conditions are satisfied, (b) the Acquisition shall be with respect to an operating company or division or line of business that engages in a line of business substantially similar, reasonably related or incidental to the business that the Borrower is engaged in, (c) the board of directors (or other comparable governing body) of the Person to be acquired shall have duly approved such Acquisition and such Person shall not have announced that it will oppose such acquisition or shall not have commenced any action which alleges that such Acquisition will violate applicable law, (d) Administrative Agent shall have received not less than ten (10) Business Days’ prior written notice of the proposed Acquisition and such information with respect thereto as Administrative Agent may reasonably request, including (i) the proposed date and amount of the Acquisition, (ii) a list and description of the assets or Equity Interests to be acquired and (iii) the total purchase price for the assets or Equity Interests to be purchased (and the terms of payment of such purchase price), (e) the assets being acquired or the Person whose Equity Interest are being acquired shall not have had negative EBITDA during the 12 consecutive month period most recently ended prior to the date of such Acquisition; and (f) the purchase consideration payable in respect of all Permitted Acquisitions of assets acquired by a non-Loan Party or of Equity Interest of a Person that is not required to be a Loan Party (including the proposed Acquisition and including deferred payment obligations) shall not exceed $2,500,000 in the aggregate. “Permitted Discretion” means a determination made by the Administrative Agent or the Collateral Agent (as applicable) in good faith in the exercise of its reasonable (from the perspective of a secured asset-based lender in credit facilities of this type) business judgment based on how an asset-based lender with similar rights providing a credit facility of the type set forth herein would act in similar circumstances at the time with the information then available to 5339129.14 33

it. “Permitted Equity Issuance” means any sale or issuance of any Qualified Equity Interests of Holdings). “Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium (including tender premiums) thereon, plus reasonable upfront fees plus other fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) at the time thereof, no Event of Default shall have occurred and be continuing, and (d) (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, pricing, premiums and optional prepayment or redemption provisions) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended; provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees) and (iii) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed or extended and no additional obligors become liable for such Indebtedness. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any material “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), established by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of their respective ERISA Affiliates. 5339129.14 34

“Platform” has the meaning specified in Section 7.2. “Pledged Debt” has the meaning specified in the Security Agreement. “Pledged Equity” has the meaning specified in the Security Agreement. “Pro Forma Balance Sheet” has the meaning specified in Section 5.5. “Proceeds” has the meaning given to such term in Article 9 of the UCC. “Projections” shall have the meaning specified in Section 7.1(c). “Protective Advances” means an overadvance made or deemed to exist by the Administrative Agent, in its discretion, which: (a) (i) is made to maintain, protect or preserve the Collateral and/or the Loan Parties’ rights under the Loan Documents or which is otherwise for the benefit of the Loan Parties, (ii) is made to enhance the likelihood of, or to maximize the amount of, repayment of any Obligation, or (iii) is made to pay any other amount chargeable to any Loan Party hereunder; and (b) together with all other Protective Advances then outstanding, shall not (i) exceed the lesser of $2,000,000 or five percent (5%) of the Borrowing Base at any time or (ii) unless a Liquidation is taking place, remain outstanding for more than forty-five (45) consecutive Business Days, unless in each case the Requisite Lenders otherwise agree. “Provision for Taxes” means an amount equal to all Taxes imposed on or measured by net income, whether Federal, State, county or local, and whether foreign or domestic, that are paid or payable by any Person in respect of any period in accordance with GAAP. “Public Lender” has the meaning specified in Section 7.2. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Ratable Portion”, “Pro Rata Share”, “ratable share” or (other than in the expression “equally and ratably”) “ratably” means, the percentage obtained by dividing (i) the Revolving Credit Commitment of such Revolving Credit Lender by (ii) the aggregate Revolving Credit Commitments of all Revolving Credit Lenders (or, at any time after the Credit Termination Date, the percentage obtained by dividing the aggregate outstanding principal balance of the Revolving Credit Outstandings owing to such Revolving Credit Lender by the aggregate outstanding principal balance of the Revolving Credit Outstandings owing to all Revolving Credit Lenders). “Recovery Event” means the receipt by any Loan Party or any of its Subsidiaries of any cash insurance proceeds or condemnation awards payable by reason of theft, loss, physical destruction, damage, taking or any other similar event with respect to any property or 5339129.14 35 assets of any Loan Party or any of its Subsidiaries included in the Collateral. “Register” has the meaning specified in Section 12.2(c). “Reimbursement Date” has the meaning specified in Section 2.4(h). “Reimbursement Obligations” means, as and when matured, the obligation of any Loan Party to pay, on the date payment is made or scheduled to be made to the beneficiary under each such Letter of Credit (or at such other date as may be specified in the applicable Letter of Credit Reimbursement Agreement) and in the currency drawn (or in such other currency as may be specified in the applicable Letter of Credit Reimbursement Agreement), all amounts of each drafts and other requests for payments drawn under Letters of Credit, and all other matured reimbursement or repayment obligations of any Loan Party to any Issuer with respect to amounts drawn under Letters of Credit. “Related Indemnified Person” of an Indemnitee means (a) any controlling person (including any member or other equity holders) or controlled affiliate of such Indemnitee, (b) the respective directors, officers, or employees of such Indemnitee or any of its controlling persons or controlled affiliates and (c) the respective agents, advisors or other representatives of such Indemnitee or any of its controlling persons or controlled affiliates, in the case of this clause (c), acting at the instructions of such Indemnitee, controlling person or such controlled affiliate; provided that each reference to a controlled affiliate or controlling person in this definition shall pertain to a controlled affiliate or controlling person involved in the negotiation or syndication of the Facility. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates. “Reportable Event” means, with respect to any Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived. “Requisite Lenders” means, at any time, Revolving Credit Lenders having collectively more than fifty percent (50%) of the Revolving Credit Outstandings and the unused Revolving Credit Commitments; provided that (i) the portion of Revolving Credit Outstandings and the unused Revolving Credit Commitment of any Defaulting Lender shall be excluded for purposes of making a determination of Requisite Lenders, and (ii) if there are two or more unaffiliated Revolving Credit Lenders, then “Requisite Lenders” shall include at least two unaffiliated Revolving Credit Lenders. “Reserves” means the Availability Reserves. “Responsible Officer” means the chief executive officer, chief financial officer, or other similar officer or Person performing similar functions of a Loan Party and, as to any document delivered on the Effective Date, any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or 5339129.14 36 other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. Unless otherwise specified, all references herein to a “Responsible Officer” shall refer to a Responsible Officer of Holdings. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of Holdings or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to Holdings’ stockholders, partners or members (or the equivalent Persons thereof). “Revolving Credit Commitment” means, with respect to each Revolving Credit Lender, the commitment of such Revolving Credit Lender to make Revolving Loans and acquire interests in other Revolving Credit Outstandings expressed as an amount representing the maximum principal amount of the Revolving Loans to be made by such Revolving Credit Lender under this Agreement, as such commitment may be (a) reduced from time to time pursuant to this Agreement and (b) reduced or increased from time to time pursuant to assignments by or to such Revolving Credit Lender pursuant to an Assignment and Assumption. The initial amount of each Revolving Credit Lender’s Revolving Credit Commitment is set forth on Schedule I under the caption “Revolving Credit Commitment,” as amended to reflect each Assignment and Assumption executed by such Revolving Credit Lender. The initial aggregate amount of the Revolving Credit Commitments is $40,000,000. “Revolving Credit Exposure” means, as to each Revolving Credit Lender, the sum of the Outstanding Amount of such Revolving Credit Lender’s Revolving Loans and its Pro Rata Share of the Letter of Credit Obligations at such time. “Revolving Credit Lender” means each Lender that (a) has a Revolving Credit Commitment, (b) holds a Revolving Loan or (c) participates in any Letter of Credit. “Revolving Credit Note” means a promissory note of the Borrower payable to the order of any Revolving Credit Lender in a principal amount equal to the amount of such Revolving Credit Lender’s Revolving Credit Commitment evidencing the aggregate Indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Loans owing to such Revolving Credit Lender. “Revolving Credit Outstandings” means, at any particular time, the sum of (a) the principal amount of the Revolving Loans outstanding at such time and (b) the Letter of Credit Obligations outstanding at such time. “Revolving Loan” has the meaning specified in Section 2.1(a). “Royal Bank of Canada” means Royal Bank of Canada, acting in its individual capacity, and its successors and assigns. “S&P” means Standard & Poor’s Rating Services and any successor thereto. “Same Day Funds” means disbursements and payments in immediately available 5339129.14 37 funds. “Seasonal Amount” means (a) $20,000,000 at any time during the period from and including March 1 of each year through and including August 31 of such year, and (b) $10,000,000 at any time from and including September 1 of each year through and including February 28 or February 29 (as applicable) of the following year. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank. “Secured Hedge Agreement” means any Swap Contract permitted under Section 9.3(f) that is entered into by and between any Loan Party or any Subsidiary and any Hedge Bank and designated in writing by the Hedge Bank and the Borrower to the Administrative Agent as a “Secured Hedge Agreement.” Such designation in writing by the Hedge Bank and the Borrower (or any subsequent written notice by the Hedge Bank to the Administrative Agent) may further designate any Obligations under such Secured Hedge Agreement as being “Specified Secured Hedge Obligations” as defined under this Agreement. “Secured Obligations” means, in the case of the Borrower, the Obligations and, in the case of any other Loan Party, the obligations of such Loan Party under the Guaranty and the other Loan Documents to which it is a party; provided, that Excluded Hedge Obligations shall not constitute Secured Obligations. “Secured Parties” means, collectively, the Lenders, the Issuers, the Administrative Agent, the Collateral Agent, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent (if any) appointed by the Administrative Agent from time to time pursuant to Section 11.5. “Securities Act” means the Securities Act of 1933, as amended. “Security” means any Equity Interest, voting trust certificate, bond, debenture, note or other evidence of Indebtedness, whether secured, unsecured, convertible or subordinated, or any certificate of interest, share or participation in, any temporary or interim certificate for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing, but shall not include any evidence of the Obligations. “Security Agreement” means, collectively, the Security Agreement executed by the Loan Parties, substantially in the form of Exhibit H, together with each Security Agreement Supplement executed and delivered pursuant to Section 8.10. “Security Agreement Supplement” has the meaning specified in the Security Agreement. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the assets of such Person exceeds its debts 5339129.14 38 and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of such Person is greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person is able to pay its debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured and (d) such Person is not engaged in, and is not about to engage in, business for which it has unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that could reasonably be expected to become an actual and matured liability. “SPC” has the meaning specified in Section 12.2(g). “Specified Insurance Financing Collateral” means, with respect to the financing by Holdings and its Subsidiaries of any insurance premiums in respect of any insurance policies permitted by Section 9.3(j)(i), (a) the unearned premiums or dividends which may become payable under such insurance policies, (b) subject to the interests and Liens of the Agents and any other loss payee or mortgagee, the loss payments which reduce the unearned premiums and (c) the interests in any state guarantee fund relating to such insurance policies. “Specified Insurer” means (a) any insurance company with whom the Borrower enters into an Insurer Agreement or (b) any Affiliate of such insurance company to which such Insurer Agreement is applicable. “Specified Secured Hedge Obligations” means Obligations under any Secured Hedge Agreement which provides by its terms that such Obligations shall only be payable pursuant to Section 10.3. Any applicable Hedge Bank may designate or cancel such designation of Obligations under any applicable Secured Hedge Agreement as “Specified Secured Hedge Obligations” by delivering notice in writing to the Administrative Agent of such designation or cancellation of designation. “Standby Letter of Credit” means any Letter of Credit that is not a Commercial Letter of Credit. “Statutory Reserve Rate” means, with respect to any currency, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by any Governmental Authority of the United States or of the jurisdiction of such currency or any jurisdiction in which Loans in such currency are made to which banks in such jurisdiction are subject for any category of deposits or liabilities customarily used to fund loans in such currency or by reference to which interest rates applicable to Loans in such currency are determined. Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurocurrency Rate Loans shall be deemed to constitute eurodollar funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. 5339129.14 39

“Subordinated Indebtedness” means any unsecured Indebtedness of Holdings or its Subsidiaries incurred from time to time that is subordinated in right of payment to the Obligations and (a) that is not subject to scheduled amortization, redemption, sinking fund or similar payment and does not have a final maturity, in each case, on or before the date that is six months after the Maturity Date, (b) that does not include any financial covenants or any covenant or agreement that is more restrictive or onerous on the Loan Parties in any material respect than any comparable covenant in this Agreement, and (c) is subject to a subordination agreement, in form and substance reasonably satisfactory to the Administrative Agent. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity (excluding, for the avoidance of doubt, charitable foundations) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings. “Subsidiary Guarantor” means any Guarantor that is a direct or indirect Subsidiary of Holdings. “Successor Borrower” has the meaning specified in Section 9.4(d). “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such 5339129.14 40

Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Total Assets” means the total assets of Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Borrower delivered pursuant to Sections 7.1(a) or 7.1(b) or, for the period prior to the time any such statements are so delivered pursuant to Sections 7.1(a) or 7.1(b), the Pro Forma Balance Sheet. “Transaction” means, collectively, (a) the execution and delivery of this Agreement and the funding of the Loans on the Effective Date and (b) the payment of the fees and expenses incurred in connection with any of the foregoing. “Transaction Expenses” means any fees or expenses incurred or paid by Holdings or any of its Subsidiaries in connection with the Transaction, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby. “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan. “UCC” means the Uniform Commercial Code or any successor provision thereof as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code or any successor provision thereof (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “Unfinanced Capital Expenditures” means Capital Expenditures not financed with (a) the proceeds of any incurrence of Indebtedness (other than the incurrence of any Revolving Loans), or (b) the proceeds of the issuance by the Borrower of any Equity Interests, or (c) the proceeds of any capitol contribution received by the Borrower, in any case, substantially simultaneously with the making of such Capital Expenditure. “United States” and “U.S.” mean the United States of America. “Unrestricted Cash” means, as of any date of determination, the amount of unrestricted cash of the Borrower that (a) is in deposit accounts in the United States, (b) is available for use by the Borrower, without condition or restriction (other than pursuant to the Loan Documents), (c) is free and clear of any encumbrance (other than in favor of the Collateral Agent and other than in favor of the bank where the deposit account is maintained), and (d) for which the Collateral Agent shall have received evidence of the amount of such cash held in such deposit accounts as of the applicable date of calculation. “Unused Commitment Fee” has the meaning specified in Section 2.12(a). “U.S. Lender” has the meaning specified in Section 3.1(d). 5339129.14 41

“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (b) the then outstanding principal amount of such Indebtedness; provided, that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness that is being modified, refinanced, refunded, renewed, replaced or extended (the “Applicable Indebtedness”), the effects of any prepayments made on such Applicable Indebtedness prior to the date of the applicable modification, refinancing, refunding, renewal, replacement or extension shall be disregarded. “Wholly-Owned Subsidiary” of a Person means a Subsidiary of such Person, all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) nominal shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more Wholly-Owned Subsidiaries of such Person. “Withdrawal Liability” means the liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such term is defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. SECTION 1.2 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (ii) References in this Agreement to an Exhibit, Schedule, Article, Section, clause or sub-clause refer (A) to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement or (B) to the extent such references are not present in this Agreement, to the Loan Document in which such reference appears, 5339129.14 42

(iii) The term “including” is by way of example and not limitation, subject, in the case of computations of time periods, to clause (d) below, (iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form, and (v) Unless otherwise expressly indicated herein, the words “above” and “below”, when following a reference to a clause or a sub-clause of any Loan Document, refer to a clause or sub-clause within, respectively, the same Section or clause. (c) The terms “Lender,” “Issuer” and “Administrative Agent” include, without limitation, their respective successors. (d) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.” (e) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. SECTION 1.3 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, except as otherwise specifically prescribed herein. (b) All terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any provision of this Agreement or the other Loan Documents to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Requisite Lenders wish to amend any provision of this Agreement or the other Loan Documents) regardless of whether any such notice is given before or after such change in GAAP, then such provision shall be interpreted on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such provision is amended in a manner satisfactory to the Borrower and the Requisite Lenders. SECTION 1.4 Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number) SECTION 1.5 References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Constituent Documents, agreements (including the 5339129.14 43

Loan Documents) and other contractual instruments shall be deemed to include all appendices, exhibits and schedules thereto and all subsequent amendments, restatements, extensions, supplements and other modifications thereto (but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by any Loan Document); and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. SECTION 1.6 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). ARTICLE II THE FACILITY SECTION 2.1 The Loans. (a) On the terms and subject to the conditions contained in this Agreement, each Revolving Credit Lender severally agrees to make loans in Dollars (each, a “Revolving Loan”) to the Borrower from time to time on any Business Day during the period commencing on the Effective Date until the Credit Termination Date in an aggregate principal amount at any time outstanding for all such loans by such Revolving Credit Lender not to exceed such Revolving Credit Lender’s Revolving Credit Commitment; provided, however, that at no time shall any Revolving Credit Lender be obligated to make a Revolving Loan in excess of such Revolving Credit Lender’s Ratable Portion of the Line Cap. Within the limits of the Revolving Credit Commitment of each Revolving Credit Lender, amounts of Loans repaid may be reborrowed under this Section 2.1. (b) Subject to the limitations set forth below (and notwithstanding anything to the contrary in Section 4.2), the Administrative Agent is authorized by the Borrower and the other parties hereto, from time to time in the Administrative Agent’s sole discretion (but shall have absolutely no obligation), to make Revolving Loans to the Borrower, on behalf of all Revolving Credit Lenders at any time that any condition precedent set forth in Section 4.2 has not been satisfied or waived, which the Administrative Agent, in its Permitted Discretion, deems necessary or desirable for the purposes specified in the definition of “Protective Advances”. Any Protective Advance may be made in a principal amount that would cause the aggregate Revolving Credit Exposure to exceed the Borrowing Base; provided that the aggregate amount of outstanding Protective Advances plus the aggregate of all other Revolving Credit Exposure shall not exceed the Aggregate Revolving Credit Commitments. Each Protective Advance shall be secured by the Liens in favor of the Collateral Agent in and to the Collateral and shall constitute Obligations hereunder. The making of a Protective Advance on any one occasion shall not obligate the Administrative Agent to make any Protective Advance on any other occasion. At any time that the conditions precedent set forth in Section 4.2 have been satisfied or waived, the Administrative Agent may request the Revolving Credit Lenders to make a Revolving Loan to repay a Protective Advance. At any other time, the Administrative Agent may require the Revolving Credit Lenders to fund their risk participations described in Section 2.1(c). 5339129.14 44

(c) Upon the making of a Protective Advance by the Administrative Agent (whether before or after the occurrence of a Default), each Revolving Credit Lender shall be deemed, without further action by any party hereto, unconditionally and irrevocably to have purchased from the Administrative Agent without recourse or warranty, an undivided interest and participation in such Protective Advance in proportion to its Applicable Revolving Credit Percentage. From and after the date, if any, on which any Lender is required to fund its participation in any Protective Advance purchased hereunder, the Administrative Agent shall promptly distribute to such Revolving Credit Lender, such Revolving Credit Lender’s Applicable Revolving Credit Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Protective Advance. SECTION 2.2 Borrowing Procedures. (a) Each Borrowing shall be made on notice given by the Borrower to the Administrative Agent not later than (i) 11:00 a.m. on the same Business Day, in the case of a Borrowing of Base Rate Loans, and (ii) 12:00 noon three (3) Business Days, in the case of a Borrowing of Eurocurrency Rate Loans, in each case prior to the date of the proposed Borrowing. Each such notice shall be in substantially the form of Exhibit C (a “Notice of Borrowing”), specifying (A) the date of such proposed Borrowing, which shall be a Business Day, (B) the aggregate amount of such proposed Borrowing, (C) whether any portion of the proposed Borrowing will be of Base Rate Loans or Eurocurrency Rate Loans, and (D) the initial Interest Period or Interest Periods for any Eurocurrency Rate Loans. The Loans shall be made as Base Rate Loans, unless, subject to Section 2.14, the Notice of Borrowing specifies that all or a portion thereof shall be Eurocurrency Rate Loans. Each Borrowing shall be in an aggregate amount of not less than $500,000 or an integral multiple of $100,000 in excess thereof. (b) The Administrative Agent shall give to each Appropriate Lender prompt notice of the Administrative Agent’s receipt of a Notice of Borrowing, and, if Eurocurrency Rate Loans are properly requested in such Notice of Borrowing, the applicable interest rate determined pursuant to Section 2.14(a). Each Lender shall, before 1:00 p.m. on the date of the proposed Borrowing, make available to the Administrative Agent at its address referred to in Section 12.8(a)(i), in Same Day Funds in Dollars, such Lender’s Ratable Portion of such proposed Borrowing. Upon fulfillment (or due waiver in accordance with Section 12.1) (i) on the Effective Date, of the applicable conditions set forth in Section 4.1 and (ii) at any time (including the Effective Date), of the applicable conditions set forth in Section 4.2, and, subject to clause (c) below, after the Administrative Agent’s receipt of such funds, the Administrative Agent shall make such funds available to the Borrower as promptly as reasonably practicable. (c) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any proposed Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Ratable Portion of such Borrowing (or any portion thereof), the Administrative Agent may assume that such Lender has made such Ratable Portion available to the Administrative Agent on the date of such Borrowing in accordance with this Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such Ratable Portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such 5339129.14 45 corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate for the first Business Day and thereafter at the interest rate applicable at the time to the Loans comprising such Borrowing. If such Lender shall repay to the Administrative Agent such corresponding amount, such corresponding amount so repaid shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement. If the Borrower shall repay to the Administrative Agent such corresponding amount, such payment shall not relieve such Lender of any obligation it may have hereunder to the Borrower. (d) The failure of any Defaulting Lender to make on the date specified any Loan or any payment required by it, including any payment in respect of its participation in Letter of Credit Obligations, shall not relieve any other Lender of its obligations to make such Loan or payment on such date but, except to the extent otherwise provided herein, no such other Lender shall be responsible for the failure of any Defaulting Lender to make a Loan or payment required under this Agreement. SECTION 2.3 [Reserved]. SECTION 2.4 Letters of Credit. (a) Subject to the terms and subject to the conditions contained in this Agreement, each Issuer agrees to Issue at the request of the Borrower, for the account of the Borrower or a Subsidiary (provided that any Letter of Credit issued for the benefit of any Subsidiary that is not the Borrower shall be issued naming the Borrower as the account party on any such Letter of Credit but such Letter of Credit may contain a statement that it is being issued for the benefit of such Subsidiary), one or more Standby Letters of Credit denominated in Dollars from time to time on any Business Day during the period commencing on the first Business Day after the Effective Date and ending on the earlier of the Credit Termination Date and five (5) Business Days prior to the Maturity Date (without giving effect to any extension of the type referred to in Section 12.1(b) hereof) (or, if such day is not a Business Day, the next preceding Business Day), or such later date as agreed to by the Administrative Agent in its sole discretion; provided, however, that no Issuer shall be under any obligation to Issue (and, upon the occurrence of any of the events described in clauses (ii), (iii), (iv) and (v)(A) below, shall not Issue) any Letter of Credit upon the occurrence of any of the following: (i) any order, judgment or decree of any Governmental Authority or arbitrator having binding powers shall purport by its terms to enjoin or restrain such Issuer from Issuing such Letter of Credit or any Law applicable to such Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuer shall prohibit, or request that such Issuer refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuer is not otherwise compensated) not in effect on the Effective Date or result in any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuer as of the Effective Date and that such Issuer in good faith deems material to it (for which such Issuer is not 5339129.14 46 otherwise compensated); (ii) such Issuer shall have received any written notice of the type described in clause (d) below; (iii) after giving effect to the Issuance of such Letter of Credit, (A) the Letter of Credit Obligations would exceed $5,000,000, (B) the aggregate Revolving Credit Outstandings would exceed the Line Cap at such time or (C) the Revolving Credit Outstandings of any Revolving Credit Lender would exceed such Revolving Credit Lender’s Revolving Credit Commitment; (iv) such Letter of Credit is requested to be denominated in any currency other than Dollars; (v) (A) any fees due in connection with a requested Issuance have not been paid, (B) such Letter of Credit is requested to be Issued in a form that is not acceptable to such Issuer or (C) the Issuer for such Letter of Credit shall not have received, in form and substance reasonably acceptable to it and, if applicable, duly executed by the Borrower, applications, agreements and other documentation (collectively, a “Letter of Credit Reimbursement Agreement”) such Issuer generally employs in the ordinary course of its business for the Issuance of letters of credit of the type of such Letter of Credit; (vi) any Revolving Credit Lender is at that time a Defaulting Lender, unless (i) after giving effect to the requested Issuance, there would exist no Fronting Exposure (in the good faith determination of the applicable Issuer) or (ii) the applicable Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the applicable Issuer (in its good faith determination) with the Borrower or such Revolving Credit Lender to eliminate such Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or any other Letter of Credit Obligations as to which such Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion. None of the Lenders (other than the Issuers in their capacity as such) shall have any obligation to Issue any Letter of Credit. Any Letter of Credit which has been or deemed Issued hereunder may be amended at any time to reduce the amount outstanding thereunder. (b) In no event shall the expiration date of any Letter of Credit be later than the earlier of (i) one (1) year after the date of issuance thereof or (ii) five (5) Business Days prior to the Maturity Date; provided, however, that any Letter of Credit may provide for the renewal thereof for additional periods of up to one (1) year on customary terms (which in no event shall extend beyond the date five (5) Business Days prior to the Maturity Date), as long as, on or before the expiration of each such term and each such period, the Borrower and the Issuer of such Letter of Credit shall have the option to prevent such renewal. (c) In connection with the Issuance of each Letter of Credit, the Borrower shall give the relevant Issuer and the Administrative Agent at least three (3) Business Days’ prior written notice, in substantially the form of Exhibit E (or in such other written or electronic form as is acceptable to such Issuer), of the requested Issuance of such Letter of Credit (a “Letter of 5339129.14 47

Credit Request”). Such notice shall specify the Issuer of such Letter of Credit, the face amount of the Letter of Credit requested, the date on which such Letter of Credit is to expire (which date shall be a Business Day) and, in the case of an issuance, the Person for whose benefit the requested Letter of Credit is to be issued. Such notice, to be effective, must be received by the relevant Issuer and the Administrative Agent not later than 11:00 a.m. on the last Business Day on which such notice can be given under the first sentence of this clause (c); provided that the relevant Issuer and the Administrative Agent may agree in a particular instance in their sole discretion to a later time and date. (d) Subject to the satisfaction of the conditions set forth in this Section 2.4, the relevant Issuer shall, on the requested date, Issue a Letter of Credit on behalf of the Borrower in accordance with such Issuer’s usual and customary business practices. No Issuer shall Issue any Letter of Credit in the period commencing on the first Business Day after it receives written notice from any Lender that one or more of the conditions precedent contained in Section 4.2 or clause (a) above (other than those conditions set forth in clauses (a)(i), (a)(v)(B) and (C) above and, to the extent such clause relates to fees owing to the Issuer of such Letter of Credit and its Affiliates, clause (a)(v)(A) above) are not on such date satisfied or duly waived and ending when such conditions are satisfied or duly waived. No Issuer shall otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 4.2 have been satisfied in connection with the Issuance of any Letter of Credit. (e) The Borrower agrees that, if requested by the Issuer of any Letter of Credit prior to the issuance of a Letter of Credit, it shall execute a Letter of Credit Reimbursement Agreement in respect to any Letter of Credit Issued hereunder. In the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall govern. (f) Each Issuer shall comply with the following: (i) give the Administrative Agent written notice (or telephonic notice confirmed promptly thereafter in writing), which writing may be a telecopy or electronic mail, of the Issuance of any Letter of Credit Issued by it (including the applicable currency), all drawings under any Letter of Credit Issued by it and of the payment (or the failure to pay when due) by the Borrower of any Reimbursement Obligation when due (which notice the Administrative Agent shall promptly transmit by telecopy, electronic mail or similar transmission to each Lender); and (ii) on the first Business Day of each calendar month, provide to the Administrative Agent (and the Administrative Agent shall provide a copy to each Lender requesting the same) and the Borrower schedules for Standby Letters of Credit issued by it, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the aggregate Letter of Credit Obligations and applicable currencies, in each case outstanding at the end of the immediately preceding month, and any information requested by the Borrower or the Administrative Agent relating thereto. (g) Immediately upon the issuance by an Issuer of a Letter of Credit in accordance with the terms and conditions of this Agreement, such Issuer shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed irrevocably and 5339129.14 48 unconditionally to have purchased and received from such Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s Ratable Portion, in such Letter of Credit and the obligations of the Borrower with respect thereto (including all Letter of Credit Obligations with respect thereto) and any security therefor and guaranty pertaining thereto. (h) The Borrower agrees to pay to the Issuer of any Letter of Credit, in each case in Dollars and in an equivalent amount, and, to the extent so financed, all Reimbursement Obligations owing to such Issuer under any Letter of Credit issued for its account no later than (x) within one (1) Business Day after the Borrower receives written notice from such Issuer that payment has been made under such Letter of Credit in accordance with its terms if such notice is received by the Borrower by 11:00 a.m. and (y) on the second (2nd) Business Day after which the Borrower receives written notice from such Issuer that payment has been made under such Letter of Credit in accordance with its terms if such notice is received by the Borrower after 11:00 a.m. (such date described in clause (x) or (y) above, the “Reimbursement Date”), irrespective of any claim, set-off, defense or other right that the Borrower may have at any time against such Issuer or any other Person. In the event that any Issuer makes any payment under any Letter of Credit in accordance with its terms and the Borrower shall not have repaid such amount to such Issuer pursuant to this clause (h) (directly or by application of the deemed Loans described below in this clause (h) or by virtue of the penultimate sentence of this clause (h)) or any such payment by the Borrower is rescinded or set aside for any reason, such Reimbursement Obligation shall be payable in the applicable currency on demand with interest thereon computed (i) from the date on which such Reimbursement Obligation arose to the Reimbursement Date, at the rate of interest applicable during such period to Base Rate Loans, and (ii) from the Reimbursement Date until the date of repayment in full, at the rate of interest applicable during such period to past due Loans that are Base Rate Loans, and such Issuer shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuer the amount of such Lender’s Ratable Portion of such payment in Same Day Funds in the applicable currency. If the Administrative Agent so notifies such Lender prior to 11:00 a.m. on any Business Day, such Lender shall make available to the Administrative Agent for the account of such Issuer its Ratable Portion of the amount of such payment on such Business Day in Same Day Funds in the applicable currency. Upon such payment by a Lender, such Lender shall, except during the continuance of a Default or Event of Default under Section 10.1(f) and notwithstanding whether or not the conditions precedent set forth in Section 4.2 shall have been satisfied (which conditions precedent the Lenders hereby irrevocably waive), be deemed to have made a Revolving Loan to the Borrower in the principal amount of such payment. Whenever any Issuer receives from the Borrower a payment of a Reimbursement Obligation as to which the Administrative Agent has received for the account of such Issuer any payment from a Lender pursuant to this clause (h), such Issuer shall pay over to the Administrative Agent any amount received in excess of such Reimbursement Obligation and, upon receipt of such amount, the Administrative Agent shall promptly pay over to each Lender, in Same Day Funds in the applicable currency, an amount equal to such Lender’s Ratable Portion of the amount of such payment adjusted, if necessary, to reflect the respective amounts the Lenders have paid in respect of such Reimbursement Obligation. (A) In the absence of written notice to the contrary from the Borrower, and subject to the other provisions of this Agreement (but without regard to the conditions to borrowing set forth in Section 4.2), Reimbursement Obligations shall be financed 5339129.14 49 when due with Base Rate Loans, in each case to the Borrower in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Base Rate Loan and (B) in the event that the Borrower has notified the Administrative Agent that it will not so finance any such payments, the Borrower will make payment directly to the applicable Issuer when due. The Administrative Agent shall promptly remit the proceeds from any Loans made pursuant to clause (A) above in reimbursement of a draw under a Letter of Credit to the applicable Issuer. (i) Each Defaulting Lender agrees to pay to the Administrative Agent for the account of such Issuer forthwith on demand any such unpaid amount together with interest thereon, for the first Business Day after payment was first due at the Federal Funds Rate and, thereafter, until such amount is repaid to the Administrative Agent for the account of such Issuer, at a rate per annum equal to the rate applicable to Base Rate Loans under the Facility. (j) The Borrower’s obligations to pay each Reimbursement Obligation and the obligations of the Lenders to make payments to the Administrative Agent for the account of the Issuers with respect to Letters of Credit shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, including the occurrence of any Default or Event of Default, and irrespective of any of the following: (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein; (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document; (iii) the existence of any claim, set-off, defense or other right that the Borrower, any other party guaranteeing, or otherwise obligated with, the Borrower, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, any Issuer, the Administrative Agent or any Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction; (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (v) payment by the Issuer under a Letter of Credit against presentation of a draft or other document that does not strictly comply, but that does substantially comply, with the terms of such Letter of Credit; and (vi) any other act or omission to act or delay of any kind of any Issuer, the Lenders, the Administrative Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.4, constitute a legal or equitable discharge of the Borrower’s obligations hereunder. 5339129.14 50

Any action taken or omitted to be taken by the relevant Issuer under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not result in any liability of such Issuer to the Borrower or any Lender. In determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof, the Issuers may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit, the Issuers may rely exclusively on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence of the applicable Issuer. (k) Applicability of ISP and UCP. Unless otherwise expressly agreed by the relevant Issuer and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each Standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each Commercial Letter of Credit. SECTION 2.5 Reduction and Termination of the Revolving Credit Commitments. The Borrower may, upon at least three (3) Business Days’ prior notice to the Administrative Agent, terminate in whole or reduce in part ratably the unused portions of any Class of Revolving Credit Commitments of the Lenders without premium or penalty other than any amount required to be paid by the Borrower pursuant to Section 3.5; provided, however, that each partial reduction shall be in an aggregate amount of not less than $1,000,000 or an integral multiple of $500,000 in excess thereof; provided, further, that no reduction or termination of Commitments having a later maturity shall be permitted on a greater than pro rata basis with commitments having an earlier maturity. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of the Revolving Credit Commitments if such termination would have resulted from a refinancing of all of the Facility, which refinancing shall not be consummated or otherwise shall be delayed. SECTION 2.6 Repayment of Loans. The Borrower promises to repay to the Administrative Agent for the ratable account of the Lenders the aggregate unpaid principal amount of the Loans (including any Letter of Credit Borrowings) on the Credit Termination Date or earlier, if otherwise required by the terms hereof. SECTION 2.7 Evidence of Indebtedness. 5339129.14 51

(a) The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (b) (i) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.7(a) and by each Lender in its account or accounts pursuant to Section 2.7(a) shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents. (ii) Notwithstanding anything to the contrary contained in this Agreement, the Loans (including the Revolving Credit Notes s evidencing such Loans) and the drawn Letters of Credit are registered obligations and the right, title, and interest of the Lenders and the Issuers and their assignees in and to such Loans or drawn Letters of Credit, as the case may be, shall be transferable only upon notation of such transfer in the Register. A Revolving Credit Note shall only evidence the Lender’s or a registered assignee’s right, title and interest in and to the related Loan, and in no event is any such Revolving Credit Note to be considered a bearer instrument or obligation. This Section 2.7(b) and Section 12.2 shall be construed so that the Loans and drawn Letters of Credit are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (or any successor provisions of the Code or such regulations). (c) The entries made in the Register and in the accounts therein maintained pursuant to clauses (a) and (b) above and Section 12.2 hereof shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms. In addition, the Loan Parties, the Administrative Agent, the Lenders and the Issuers shall treat each Person whose name is recorded in the Register as a Lender or as an Issuer, as applicable, for all purposes of this Agreement. Information contained in the Register with respect to any Lender or Issuer shall be available for inspection by the Borrower, the Administrative Agent, such Lender or such Issuer at any reasonable time and from time to time upon reasonable prior notice. 5339129.14 52

(d) Notwithstanding any other provision of the Agreement, in the event that any Lender requests that the Borrower execute and deliver a promissory note or notes payable to such Lender in order to evidence the Indebtedness owing to such Lender by the Borrower hereunder, the Borrower shall promptly execute and deliver a Revolving Credit Note or Revolving Credit Notes to such Lender evidencing the Loans of such Lender, substantially in the form of Exhibit B. Each Lender may attach schedules to its Revolving Credit Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto; provided that the failure to do so shall in no way affect the obligations of the Borrower or any other Loan Party under any Loan Document. SECTION 2.8 Optional Prepayments. (a) The Borrower may prepay the outstanding principal amount of the Revolving Loans in whole or in part at any time. (b) [Reserved]. (c) Notwithstanding the foregoing, if any prepayment of any Eurocurrency Rate Loan is made by the Borrower other than on the last day of an Interest Period for such Loan, the Borrower shall also pay any amount owing pursuant to Section 3.5. SECTION 2.9 Mandatory Prepayments. (a) If at any time, the aggregate principal amount of Revolving Credit Outstandings exceeds the aggregate Line Cap at such time, the Borrower shall, within one (1) Business Day after notice by the Administrative Agent, prepay the Revolving Loans then outstanding in an amount equal to such excess (provided, that no Lender shall be obligated to make any Loan, and no Issuer shall be obligated to issue any Letter of Credit at any time that the Revolving Credit Outstandings exceed the Line Cap). If any such excess remains after repayment in full of the aggregate outstanding Revolving Loans, the Borrower shall Cash Collateralize the Letter of Credit Obligations in the manner set forth in Section 10.4 in an amount equal to one hundred and three percent (103%) of such excess. (b) [Reserved]. (c) [Reserved]. (d) Subject to Section 3.5, all payments in respect of the Loans pursuant to this Section 2.9 shall be without premium or penalty. All interest accrued on the principal amount of the Loans paid pursuant to this Section 2.9 shall be paid, or may be charged by the Administrative Agent to any loan account(s) of the Borrower, at the Administrative Agent’s option, on the date of such payment. Interest shall accrue and be due, until the next Business Day, if the amount so paid by the Borrower to the bank account designated by the Administrative Agent for such purpose is received in such bank account after 3:00 p.m. (e) At all times after the occurrence and during the continuance of Cash Dominion Period and notification thereof by the Administrative Agent to the Borrower (subject to the provisions of Section 10.3 and to the terms of the Security Agreement), on each Business 5339129.14 53

Day, at or before 1:00 p.m., the Administrative Agent shall apply all Same Day Funds credited to the Concentration Account. SECTION 2.10 Interest. (a) Rate of Interest. All Loans and the outstanding amount of all other Obligations owing under the Loan Documents shall bear interest, in the case of any Class of Loans, on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other Obligations are due and payable until, in all cases, paid in full, except as otherwise provided in clause (c) below, as follows: (i) if a Base Rate Loan or such other Obligation (except as otherwise provided in this Section 2.10(a)), at a rate per annum equal to the sum of (A) the Base Rate as in effect from time to time and (B) the Applicable Margin for Base Rate Loans; and (ii) if a Eurocurrency Rate Loan, at a rate per annum equal to the sum of (A) the Adjusted Eurocurrency Rate determined for the applicable Interest Period and (B) the Applicable Margin applicable to Eurocurrency Rate Loans in effect from time to time during such Interest Period. (b) Interest Payments. (i) Interest accrued on each Base Rate Loan shall be payable in arrears (A) on the first Business Day of each calendar month, commencing on the first such day following the making of such Base Rate Loan, as applicable and (B) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Base Rate Loan, (ii) interest accrued on each Eurocurrency Rate Loan shall be payable in arrears (A) on the last day of each Interest Period applicable to such Loan and, if such Interest Period has a duration of more than three (3) months, on each date during such Interest Period occurring every three (3) months from the first day of such Interest Period, (B) upon the payment or prepayment thereof in full or in part and (C) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Eurocurrency Rate Loan and (iii) interest accrued on the amount of all other Obligations shall be payable on demand from and after the time such Obligation becomes due and payable (whether by acceleration or otherwise). (c) Default Interest. If any Event of Default has occurred and is continuing, then, for so long as such Event of Default is continuing, the principal amount of the Loans and to the extent due and payable, all other amounts outstanding under this Agreement and the other Loan Documents shall bear interest (after as well as before judgment) at the Default Rate. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. SECTION 2.11 Conversion/Continuation Option. (a) The Borrower may elect (i) at any time on any Business Day, to convert Base Rate Loans or any portion thereof to Eurocurrency Rate Loans, and (ii) at the end of any applicable Interest Period, to convert Eurocurrency Rate Loans or any portion thereof into Base Rate Loans, or to continue such Eurocurrency Rate Loans or any portion thereof for an additional Interest Period; provided, that the aggregate amount of the Eurocurrency Rate Loans for each Interest Period must be in the amount of at least $500,000 or an integral multiple of $100,000 in 5339129.14 54 excess thereof. Each conversion or continuation shall be allocated among the Loans of each Lender in accordance with such Lender’s Ratable Portion. Each such election shall be in substantially the form of Exhibit F (a “Notice of Conversion or Continuation”) and shall be made by giving the Administrative Agent at least two (2) Business Days’ prior written notice specifying (A) the amount and type of Loan being converted or continued, (B) in the case of a conversion to or a continuation of Eurocurrency Rate Loans, the applicable Interest Period and (C) in the case of a conversion, the date of such conversion. (b) The Administrative Agent shall promptly notify each Lender of its receipt of a Notice of Conversion or Continuation and of the options selected therein. Notwithstanding the foregoing, the Administrative Agent or the Requisite Lenders may require by notice to the Borrower that no conversion in whole or in part of Base Rate Loans to Eurocurrency Rate Loans, and no continuation in whole or in part of Eurocurrency Rate Loans upon the expiration of any applicable Interest Period shall be permitted at any time at which (A) an Event of Default shall have occurred and be continuing or (B) the continuation of, or conversion into, a Eurocurrency Rate Loan would violate any provision of Section 2.14. If, within the time period required under the terms of this Section 2.11, the Administrative Agent does not receive a Notice of Conversion or Continuation from the Borrower containing a permitted election to continue any Eurocurrency Rate Loans for an additional Interest Period or to convert any such Loans, then, upon the expiration of the applicable Interest Period, such Loans shall be automatically converted to Base Rate Loans. Each Notice of Conversion or Continuation shall be irrevocable. SECTION 2.12 Fees. (a) Unused Commitment Fee. The Borrower agrees to pay in Same Day Funds in Dollars to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee (the “Unused Commitment Fee”) on the daily amount by which the Revolving Credit Commitment of such Lender exceeds such Lender’s Ratable Portion of the sum of (i) the aggregate outstanding principal amount of Revolving Loans and (ii) the outstanding amount of the aggregate Letter of Credit Undrawn Amounts from the Effective Date through the Credit Termination Date at the Applicable Unused Commitment Fee Rate, payable in arrears (x) on the first Business Day of each calendar quarter, commencing on the first such Business Day following the Effective Date and (y) on the Credit Termination Date. (b) Letter of Credit Fees. The Borrower agrees to pay the following amounts with respect to Letters of Credit issued by any Issuer: (i) to the Administrative Agent for the account of each Issuer of a Letter of Credit, with respect to each Letter of Credit issued by such Issuer, an issuance fee equal to the greater of $500 per annum or one-eighth of one percent (0.125%) per annum of the average daily maximum undrawn face amount of such Letter of Credit for the immediately preceding calendar quarter (or portion thereof), payable in arrears (A) on the first Business Day of each such calendar quarter, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the Credit Termination Date; (ii) to the Administrative Agent for the ratable benefit of the Revolving Credit Lenders, with respect to each Letter of Credit, a fee accruing in Dollars at a 5339129.14 55 rate per annum equal to the Applicable Margin for Eurocurrency Rate Loans (the “Letter of Credit Fee”), in each case multiplied by the average daily maximum undrawn face amount of such Letter of Credit for the immediately preceding calendar quarter (or portion thereof), payable in arrears (A) on the first Business Day of each such calendar quarter, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the Credit Termination Date; provided, however, that any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the applicable Issuer pursuant to Section 2.4 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.15(a)(iv), with the balance of such fee, if any, payable to the applicable Issuer for its own account; and (iii) to the Issuer of any Letter of Credit, with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder, customary documentary and processing charges in accordance with such Issuer’s standard schedule for such charges in effect at the time of issuance, amendment, transfer or drawing, as the case may be. (c) Additional Fees. (i) The Borrower shall pay a closing fee to the Administrative Agent, for the benefit of the Lenders (payable to each Lender ratably based on each Lender’s Commitments) in an amount equal to $700,000, which shall be earned and payable on the Effective Date. (ii) The Borrower shall pay a collateral monitoring fee to the Administrative Agent, for its own account, in an aggregate amount equal to $36,000 per annum payable in advance on the Effective Date and each anniversary of the Effective Date so long as the Loan Documents are in effect. SECTION 2.13 Payments and Computations. (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. The Borrower shall make each payment and prepayment hereunder (including fees and expenses) not later than 2:00 p.m. on the day when due, (i) in the case of Loans, in the currency in which such Loan is denominated, (ii) in the case of Reimbursement Obligations, in the currency of the applicable Letter of Credit, (iii) in the case of any accrued interest payable on a Loan or Reimbursement Obligation, in the currency of such Loan or Reimbursement Obligation, as applicable, and (iv) in the case of all other payments under each Loan Document, in Dollars except as otherwise expressly provided herein or therein, in each case to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office for payment and in Same Day Funds without condition or deduction for any defense, recoupment, set-off or counterclaim. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall, in each case be deemed received on the next 5339129.14 56 succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of any Eurocurrency Rate Loan to be made in the next calendar month, such payment shall be made on the immediately preceding Business Day. All repayments of any Loans shall be applied as follows: first, to repay any such Loans outstanding as Base Rate Loans and then, to repay any such Loans outstanding as Eurocurrency Rate Loans, with those Eurocurrency Rate Loans, as applicable, having earlier expiring Interest Periods being repaid prior to those having later expiring Interest Periods. (d) Unless the Administrative Agent shall have received notice from the Borrower to the Lenders prior to the date on which any payment is due hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may (but shall not be so required to), in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have made such payment to the Administrative Agent in Same Day Funds in the applicable currency, then each Lender shall repay to the Administrative Agent forthwith on demand the portion of such assumed payment that was made available to such Lender in Same Day Funds in the applicable currency, together with interest thereon in respect of each day from and including the date such amount was made available to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds in the applicable currency at the applicable Overnight Rate from time to time in effect. (e) Except for payments and other amounts received by the Administrative Agent and applied in accordance with the provisions of Section 10.2(b) below (or required to be applied in accordance with Section 2.9), all payments and any other amounts received by the Administrative Agent from or for the benefit of the Borrower shall be applied as follows: first, to pay principal of, and interest on, any portion of the Loans the Administrative Agent may have advanced pursuant to the express provisions of this Agreement on behalf of any Lender, for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower, second, to pay all other Obligations then due and payable and third, as the Borrower so designates. Payments in respect of Loans received by the Administrative Agent shall be 5339129.14 57 distributed to each Lender in accordance with such Lender’s Ratable Portion; and all payments of fees and all other payments in respect of any other Obligation shall be allocated among such of the Lenders and Issuers as are entitled thereto and, for such payments allocated to the Lenders, in proportion to their respective Ratable Portions. (f) At the option of the Administrative Agent, principal on Reimbursement Obligations, interest, fees, expenses and other sums due and payable in respect of the Loans and Protective Advances may be paid from the proceeds of Revolving Loans unless the Borrower makes such payments on the next succeeding Business Day after the Borrower receives written notice from the Administrative Agent requesting such payments. The Borrower hereby authorizes the Lenders to make such Loans pursuant to Section 2.2(a) from time to time in the amounts of any and all principal payable with respect to Reimbursement Obligations, interest, fees, expenses and other sums payable in respect of the Loans and Protective Advances, and further authorizes the Administrative Agent to give the Lenders notice of any Borrowing with respect to such Revolving Loans and to distribute the proceeds of such Revolving Loans to pay such amounts. The Borrower agrees that all such Revolving Loans so made shall be deemed to have been requested by it (irrespective of the satisfaction of the conditions in Section 4.2, which conditions the Lenders irrevocably waive) and directs that all proceeds thereof shall be used to pay such amounts. SECTION 2.14 Special Provisions Governing Eurocurrency Rate Loans. (a) Determination of Interest Rate. The Adjusted Eurocurrency Rate for each Interest Period for Eurocurrency Rate Loans shall be determined by the Administrative Agent pursuant to the procedures set forth in the definition of “Eurocurrency Rate”. The Administrative Agent’s determination shall be presumed to be correct and binding on the Loan Parties, absent manifest error. (b) Interest Rate Unascertainable, Inadequate or Unfair. In the event that (i) the Administrative Agent reasonably determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Eurocurrency Rate then being determined is to be fixed or (ii) the Requisite Lenders reasonably determine and notify the Administrative Agent that the Eurocurrency Rate for any Interest Period will not adequately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon each Eurocurrency Rate Loan shall automatically, on the last day of the current Interest Period for such Loan, convert into a Base Rate Loan, and the obligations of the Lenders to make Eurocurrency Rate Loans, or to convert Base Rate Loans into Eurocurrency Rate Loans denominated in Dollars, shall be suspended until the Administrative Agent shall notify the Borrower that the Requisite Lenders have determined that the circumstances causing such suspension no longer exist. (c) Alternative Rate of Interest. Notwithstanding anything to the contrary in Section 2.14 above, if the Administrative Agent has made the determination (such determination to be conclusive absent manifest error) that (i) the circumstances described in Section 2.14(b) 5339129.14 58 have arisen and that such circumstances are unlikely to be temporary, (ii) the Eurocurrency Rate specified herein is no longer a widely recognized benchmark rate for newly originated Dollar denominated loans in the U.S. syndicated loan market or (iii) the applicable supervisor or administrator (if any) of the Eurocurrency Rate specified herein or any Governmental Authority has made a public statement identifying a specific date after which the Eurocurrency Rate specified herein shall no longer be used for determining interest rates for Dollar denominated loans in the U.S. syndicated loan market, then the Administrative Agent may, to the extent practicable (in consultation with the Borrower and as determined by the Administrative Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case the Replacement Rate shall, subject to the next two sentences, replace the Eurocurrency Rate for all purposes under the Loan Documents unless and until an event described in Section 2.14 occurs with respect to the Replacement Rate. In connection with the establishment and application of the Replacement Rate, this Agreement and the other Loan Documents shall be amended solely with the consent of the Administrative Agent and the Borrower, as may be necessary or appropriate, in the reasonable determination of the Administrative Agent, to effect the provisions of this Section 2.14(c). Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 12.1), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the delivery of such amendment to the Lenders, written notices from such Lenders that in the aggregate constitute Requisite Lenders, with each such notice stating that such Lender objects to such amendment (which such notice shall note with specificity the particular provisions of the amendment to which such Lender objects). To the extent the Replacement Rate is approved by the Administrative Agent in connection with this Section 2.14(c), the Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Administrative Agent, such Replacement Rate shall be applied as otherwise reasonably determined by the Administrative Agent (it being understood that any such modification by the Administrative Agent shall not require the consent of, or consultation with, any of the Lenders). If the Administrative Agent has determined that any of the facts or circumstances exist under clauses (i), (ii) or (iii) of the first sentence of this Section 2.14(c) and the Replacement Rate is not in effect, then for so long as the Replacement Rate is not in effect each Eurocurrency Loan shall automatically, on the last day of the current Interest Period for such Eurocurrency Loan, convert into a Base Rate Loan and the obligations of the Lenders to make Eurocurrency Loans, or to convert Base Rate Loans into Eurocurrency Loans, shall be suspended until the Administrative Agent shall notify the Borrower that the Replacement Rate is in effect. SECTION 2.15 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall 5339129.14 59 be restricted as set forth in Section 12.1. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article X or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 12.6), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to any Issuer hereunder; third, if so determined by the Administrative Agent or requested by any Issuer, to be held as cash collateral for future funding obligations of that Defaulting Lender of any participation in any Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default has occurred and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non- interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, any Issuer as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Issuer against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or Letter of Credit Borrowings were made at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Letter of Credit Borrowings owed to, all non- Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Letter of Credit Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. That Defaulting Lender (x) shall not be entitled to receive any commitment fee pursuant to Section 2.12(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender for such period) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.12(b). (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which a Revolving Credit Lender is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit pursuant to Section 2.4, the “Applicable 5339129.14 60

Percentage” of each Revolving Credit Lender that is a non-Defaulting Lender shall be computed without giving effect to the Revolving Credit Commitment of that Defaulting Lender; provided that (i) each such reallocation shall be given effect only if, at the date the applicable Revolving Credit Lender becomes a Defaulting Lender, no Default or Event of Default has occurred and is continuing; and (ii) the aggregate obligation of each Revolving Credit Lender that is a non- Defaulting Lender to acquire, refinance or fund participations in Letters of Credit shall not exceed the positive difference, if any, of (1) the Revolving Credit Commitment of that non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Revolving Loans of that Lender. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent and the Issuers agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.15(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower for the period that such Lender was a Defaulting Lender; and provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) Cash Collateral. At any time that a Revolving Credit Lender is a Defaulting Lender, immediately upon the request of the Administrative Agent or the applicable Issuer, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by the Defaulting Lender). SECTION 2.16 Joint and Several Liability. (a) Each Borrower shall be liable, on a joint and several basis, for all Obligations, including, without limitation, all amounts due to the Secured Parties under this Agreement and the other Loan Documents, regardless of which Borrower actually receives the Loans or other proceeds of the Obligations or the manner in which the Administrative Agent accounts for such Loans or other Obligations on its books and records or for any other reason. The Obligations with respect to Loans made to a Borrower, and the Obligations arising as a result of the joint and several liability of a Borrower hereunder, with respect to Loans made to (or Letters of Credit issued for the account of) the other Borrowers hereunder, shall be separate and distinct obligations, but all such Obligations shall be primary obligations of each Borrower. The Obligations arising as a result of the joint and several liability of a Borrower hereunder with respect to Loans or other Obligations shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or 5339129.14 61 any part of the Obligations of any other Borrower, (ii) any incapacity or lack of power, authority or legal personality of any other Borrower or other Person, (iii) the absence of any attempt to collect the Obligations from any other Borrower or any other security therefor, or the absence of any other action to enforce or failure to realize the full value of the same, (iv) any amendment (however fundamental) replacement, variation, assignment, termination and/or the waiver, consent, extension, forbearance or granting of any indulgence by any Secured Party with respect to any provisions of any instrument evidencing the Obligations of any other Borrower, or any part thereof, or any other agreement now or hereafter executed by any other Borrower, (v) the failure by the Collateral Agent or any other Person to take any steps to perfect and maintain its Lien in, or to preserve its rights and maintain its security or collateral for the Obligations of any other Borrower, (vi) the election of the Administrative Agent or any other Person in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vii) the disallowance of all or any portion of the claim(s) of any Secured Party or any other Person for the repayment of the Obligations of any other Borrower under Section 502 of the Bankruptcy Code, (viii) any insolvency, liquidation, administration or similar procedure or corporate action in respect of any other Borrower and/any or legal proceedings or procedures by any other Borrower’s creditors or (ix) any other circumstances which might constitute a legal or equitable discharge or defense of any other Borrower. With respect to the Obligations arising as a result of the joint and several liability of a Borrower hereunder with respect to Loans, Letters of Credit or other Obligations, each Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Administrative Agent or any other Person now has or may hereafter have against any Borrower, any Guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Collateral Agent or any other Person. Upon any Event of Default and for so long as the same is continuing, the Administrative may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Borrower consents and agrees that none of the Administrative Agent or any other Person shall be under any obligation to marshal any assets in favor of Borrower or any other Person directly or contingently liable for the Obligations or against or in payment of any or all of the Obligations. (b) Until the Obligations have been paid in full and this Agreement shall have been terminated, each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Borrower may now or hereafter have against any other Borrower or any other Person directly or contingently liable for the Obligations, or against or with respect to any other Borrower’s property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement. ARTICLE III TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY SECTION 3.1 Taxes. 5339129.14 62

(a) Except as required by law, any and all payments by the Borrower (the term “Borrower” under this Article III being deemed to include any Subsidiary for whose account a Letter of Credit is issued) or any Guarantor to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes. “Excluded Taxes” means, in the case of each Agent and each Lender, (i)Taxes imposed on or measured by net income (however denominated, and including branch profits and similar Taxes), and franchise or similar Taxes, imposed by the United States, the jurisdiction under the laws of which it is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (ii) Taxes imposed by reason of any connection between such Agent or Lender and any taxing jurisdiction other than a connection arising solely by executing or entering into any Loan Document, receiving payments thereunder or having been a party to, performed its obligations under, or enforced, any Loan Documents, (iii) subject to Section 3.1(e), any U.S. federal Tax that is (or would be) required to be withheld with respect to amounts payable hereunder in respect of an Eligible Assignee (pursuant to an assignment under Section 12.2) on the date it becomes an Eligible Assignee to the extent such Tax is in excess of the Tax that would have been applicable had such assigning Lender not assigned its interest arising under any Loan Document (unless such assignment is at the express written request of the Borrower), (iv) any U.S. federal withholding Taxes imposed as a result of the failure of any Agent or Lender to comply with the provisions of Sections 3.1(b) and 3.1(c) (in the case of any Foreign Lender, as defined below) or the provisions of Section 3.1(d) (in the case of any U.S. Lender, as defined below), (v) any Taxes imposed under FATCA, (vi) amounts excluded pursuant to Section 3.1(e) hereto, and (vii) penalties and interest on the foregoing amounts (all Taxes other than Excluded Taxes being hereinafter referred to as “Indemnified Taxes”). If the Borrower or a Guarantor is required to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions for Indemnified Taxes and Other Taxes (including deductions for Indemnified Taxes and Other Taxes applicable to additional sums payable under this Section 3.1(a)), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions for Indemnified Taxes and Other Taxes been made, (ii) the Borrower or Guarantor shall make such deductions for Taxes and Other Taxes, (iii) the Borrower or Guarantor shall pay the full amount deducted to the relevant taxing authority, and (iv) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as practicable thereafter), the Borrower or Guarantor shall furnish to such Agent or Lender (as the case may be) the original or a facsimile copy of a receipt evidencing payment thereof to the extent such a receipt has been made available to the Borrower or Guarantor (or other evidence of payment reasonably satisfactory to the Administrative Agent). If the Borrower or Guarantor fails to pay any Indemnified Taxes or Other Taxes when due to the appropriate taxing authority, the Borrower or Guarantor shall indemnify such Agent and such Lender for any incremental Indemnified or Other Taxes that may become payable by such Agent or such Lender arising out of such failure. (b) To the extent it is legally able to do so, each Agent or Lender (including an Eligible Assignee to which a Lender assigns its interest in accordance with Section 12.2) that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (each, a “Foreign Lender”) agrees to complete and deliver to the Borrower and the Administrative Agent on or prior to the date on which the Agent or Lender (or Eligible Assignee) becomes a party 5339129.14 63 hereto, two (2) accurate, complete and original signed copies of whichever of the following is applicable: (i) IRS Form W-8BEN or W-8BEN-E, as appropriate, certifying that it is entitled to benefits under an income Tax treaty to which the United States is a party; (ii) IRS Form W-8ECI certifying that the income receivable pursuant to any Loan Document is effectively connected with the conduct of a trade or business in the United States; (iii) if the Foreign Lender is not (A) a bank described in Section 881(c)(3)(A) of the Code, (B) a ten percent (10%) shareholder described in Section 871(h)(3)(B) of the Code, or (C) a controlled foreign corporation related to the Borrower within the meaning of Section 864(d) of the Code, a certificate to that effect in substantially the form attached hereto as Exhibit K-1, K-2, K-3 or K-4, as applicable (a “Non- Bank Certificate”) and an IRS Form W-8BEN or W-8BEN-E, as appropriate, certifying that the Foreign Lender is not a United States person; (iv) to the extent a Lender is not the beneficial owner for U.S. federal income tax purposes, IRS Form W-8IMY (or any successor forms) of the Lender, accompanied by, as and to the extent applicable, a Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Non-Bank Certificate, Form W-9, Form W-8IMY (or other successor forms) and any other required supporting information from each beneficial owner (it being understood that a Lender need not provide certificates or supporting documentation from beneficial owners if (x) the Lender is a “qualified intermediary” or “withholding foreign partnership” for U.S. federal income Tax purposes and (y) such Lender is as a result able to establish, and does establish, that payments to such Lender are, to the extent applicable, entitled to an exemption from or, if an exemption is not available, a reduction in the rate of, U.S. federal withholding Taxes without providing such certificates or supporting documentation); or (v) any other form prescribed by applicable requirements of U.S. federal income Tax law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax duly completed together with such supplementary documentation as may be prescribed by applicable requirements of law to permit the Borrower and the Administrative Agent to determine the withholding or deduction required to be made. (c) In addition, each such Lender shall, to the extent it is legally entitled to do so, (i) promptly submit to the Borrower and the Administrative Agent two (2) accurate, complete and original signed copies of such other or additional forms or certificates (or such successor forms or certificates as shall be adopted from time to time by the relevant Taxing authorities) as may then be applicable or available to secure an exemption from or reduction in the rate of U.S. federal withholding Tax (A) on or before the date that such Lender’s most recently delivered form, certificate or other evidence expires or becomes obsolete or inaccurate in any material respect, (B) after the occurrence of a change in the Foreign Lender’s circumstances requiring a change in the most recent form, certificate or evidence previously delivered by it to the Borrower and the Administrative Agent, and (C) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent, and (ii) promptly notify the Borrower and the Administrative Agent of any change in the Foreign Lender’s circumstances which would modify or render invalid any claimed exemption or reduction. (d) Each Agent or Lender that is a “United States person” (within the meaning of Section 7701(a)(3) of the Code) (each a “U.S. Lender”) agrees to complete and deliver to the Borrower and the Administrative Agent two (2) original copies of accurate, complete and signed IRS Form W-9 or successor form certifying that such Agent or Lender is not subject to United States backup withholding Tax (i) on or prior to the Effective Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete or inaccurate in any material respect, (iii) after the occurrence of a change in the 5339129.14 64

Agent’s or Lender’s circumstances requiring a change in the most recent form previously delivered by it to the Borrower and the Administrative Agent, and (iv) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent. (e) Notwithstanding anything else herein to the contrary (but subject to the succeeding sentence), if a Lender, Eligible Assignee or Agent is subject to any U.S. federal Tax that is (or would be) required to be withheld with respect to amounts payable hereunder at a rate in excess of zero percent (0%) at the time such Lender, Eligible Assignee or Agent becomes a party to this Agreement or otherwise acquires an interest in the Loan, or pursuant to a law or other legal requirement in effect at such time (including a law with a delayed effective date), such Tax (including additions to Tax, penalties and interest imposed with respect to such Tax) shall be considered excluded from Indemnified Taxes (unless and until such time as such Lender, Eligible Assignee or Agent subsequently provides forms and certifications that establish to the reasonable satisfaction of Borrower and the Administrative Agent that such Lender, Eligible Assignee or Agent is subject to a lower rate of Tax, at which time Tax at such lower rate (including additions to Tax, penalties and interest imposed with respect to such Tax) shall be considered so excluded for periods during which such forms and certifications remain valid and are sufficient, under the law in effect at the time such forms and certifications are provided (including any law with a delayed effective date), to establish that such Lender, Eligible Assignee or Agent is subject to such lower rate of Tax) except, in the case of an Eligible Assignee, to the extent the Lender’s assignor was entitled to additional amounts or indemnity payments immediately prior to the assignment (unless such assignment is made at the express written request of the Borrower). Further, the Borrower shall not be required pursuant to this Section 3.1 to pay any additional amount to, or to indemnify, any Lender, Eligible Assignee or Agent, as the case may be, to the extent that such Lender, Eligible Assignee or Agent becomes subject to Taxes subsequent to the Effective Date (or, if later, the date such Lender, Eligible Assignee or Agent becomes a party to this Agreement or otherwise acquires an interest in the Loan) solely as a result of a change in the place of organization or place of doing business of such Lender, Eligible Assignee or Agent (or any applicable beneficial owner), a change in the Lending Office of such Lender or Eligible Assignee (or any applicable beneficial owner) (other than at the written request of the Borrower to change such Lending Office), a change that results in such Lender or Eligible Assignee (or any applicable beneficial owner) being described in clauses (A), (B) or (C) of Section 3.1(b)(iii) or otherwise as a result of any change in the circumstances of such Lender, Eligible Assignee or Agent, other than a Change in Law, occurring after the date that such Lender, Eligible Assignee or Agent becomes a party to this Agreement or otherwise acquires an interest in the Loan. (f) The Borrower agrees to pay any and all present or future stamp, court or documentary Taxes and any other excise, property, intangible or mortgage recording Taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (including additions to Tax, penalties and interest related thereto) excluding, in each case, such amounts that result from an Assignment and Assumption, grant of a Participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments under any Loan Document, except to the extent that any such change is requested in writing by the Borrower (all such non-excluded Taxes described in this Section 3.1(f) being hereinafter referred to as “Other Taxes”). 5339129.14 65

(g) If any Indemnified Taxes or Other Taxes are directly asserted against any Agent or Lender with respect to any payment received by such Agent or Lender in respect of any Loan Document, such Agent or Lender may pay such Indemnified Taxes or Other Taxes and the Borrower will promptly indemnify and hold harmless such Agent or Lender for the full amount of such Indemnified Taxes and Other Taxes (and any Indemnified Taxes and Other Taxes imposed on amounts payable under this Section 3.1), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted. Payments under this Section 3.1(g) shall be made within ten (10) days after the date Borrower receives written demand for payment from such Agent or Lender. (h) A Participant shall not be entitled to receive any greater payment under Section 3.1 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. (i) If the Borrower determines in good faith that a reasonable basis exists for contesting any Taxes for which indemnification has been demanded hereunder, the relevant Lender or the relevant Agent, as applicable, shall cooperate with the Borrower in a reasonable challenge of such Taxes if so requested by the Borrower, provided that (a) such Lender or Agent determines in its reasonable discretion that it would not be prejudiced by cooperating in such challenge, (b) the Borrower pays all related expenses of such Agent or Lender and (c) the Borrower indemnifies such Lender or Agent for any liabilities or other costs incurred by such party in connection with such challenge. (j) If any Agent or any Lender determines, in its reasonable discretion, that it has received or is entitled to receive a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or Holdings, as the case may be or with respect to which the Borrower or Holdings, as the case may be has paid additional amounts pursuant to this Section 3.1, it shall use commercially reasonable efforts to obtain such refund (to the extent not yet received) (provided that doing so would not otherwise materially disadvantage the Agent or Lender) and it shall promptly remit such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower or Holdings, as the case may be under this Section 3.1 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses incurred by the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower or Holdings, as the case may be, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower or Holdings, as the case may be (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. The Administrative Agent or such Lender, as the case may be, shall provide the Borrower with a copy of any notice of assessment or other evidence reasonably available of the requirement to repay such refund received from the relevant Governmental Authority (provided that such Lender or the Administrative Agent may delete any information therein that such Lender or the Administrative Agent deems confidential in its reasonable discretion). This subsection shall not be construed to require the Administrative Agent or any Lender to make 5339129.14 66 available its Tax returns (or any other information relating to its Taxes that it reasonably deems confidential) to the Borrower, Holdings or any other Person. (k) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.1(a) or (g) with respect to such Lender, it will, if requested by the Borrower, use commercially reasonable efforts (subject to legal and regulatory restrictions) to mitigate the effect of any such event, including by designating another Lending Office for any Loan affected by such event and by completing and delivering or filing any Tax-related forms which such Lender is legally able to deliver and which would reduce or eliminate any amount of Indemnified Taxes or Other Taxes required to be deducted or withheld or paid by the Borrower; provided that such efforts are made at the Borrower’s expense and on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.1(k) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.1(a) or (g). (l) Notwithstanding any other provision of this Agreement, the Borrower and the Administrative Agent may deduct and withhold any Taxes required by any Laws to be deducted and withheld from any payment under any of the Loan Documents, subject to the provisions of this Section 3.1. (m) With respect to any Lender’s claim for compensation under this Section 3.1, the Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such one hundred and eighty (180) day period referred to above shall be extended to include the period of retroactive effect thereof. (n) The agreements in this Section 3.1 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. SECTION 3.2 Illegality. If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurocurrency Rate, or to determine or charge interest rates based upon the Eurocurrency Rate or Adjusted Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurocurrency Rate, or to convert Base Rate Loans to Eurocurrency Rate Loans, shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Adjusted Eurocurrency Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Eurocurrency Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) 5339129.14 67 the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans, and shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurocurrency Rate Loans of such Lender to Base Rate Loans (and the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans, to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans, and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Adjusted Eurocurrency Rate component of the Base Rate with respect to any Base Rate Loans, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Adjusted Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. SECTION 3.3 Inability to Determine Rates. If the Requisite Lenders reasonably determine that for any reason in connection with any request for a Eurocurrency Rate Loan, or a conversion to or continuation thereof that (a) deposits in Dollars are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan or in connection with an existing or proposed Base Rate Loan, or (c) the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Adjusted Eurocurrency Rate component of the Base Rate, the utilization of the Adjusted Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Requisite Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans, or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein. SECTION 3.4 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any Issuer; (ii) subject any Lender or any Issuer to any tax of any kind whatsoever 5339129.14 68 with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurocurrency Rate Loan made by it, or change the basis of taxation of payments to such Lender or the Issuer in respect thereof (except for Indemnified Taxes covered by Section 3.1 and any Taxes and other amounts described in clauses (i) through (vii) of the first sentence of Section 3.1(a) that are imposed with respect to payments for or on account of any Agent or any Lender under any Loan Document, and except for Other Taxes); or (iii) impose on any Lender or any Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein, in each case that is not otherwise accounted for in the definition of Adjusted Eurocurrency Rate or this clause (a); and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to the Eurocurrency Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or Issuer hereunder (whether of principal, interest or any other amount) then, from time to time within fifteen (15) days after demand by such Lender or Issuer setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent), the Borrower will pay to such Lender or Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or Issuer, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or any Issuer reasonably determines that any Change in Law affecting such Lender or such Issuer or any Lending Office of such Lender or such Lender’s or such Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuer’s capital or on the capital of such Lender’s or such Issuer’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuer, to a level below that which such Lender or such Issuer or such Lender’s or such Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuer’s policies and the policies of such Lender’s or such Issuer’s holding company with respect to capital adequacy), then from time to time upon demand of such Lender or such Issuer setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent), the Borrower will pay to such Lender or such Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuer or such Lender’s or such Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or an Issuer setting forth the amount or amounts necessary to compensate such Lender or such Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 3.4 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. 5339129.14 69

(d) Delay in Requests. Failure or delay on the part of any Lender or any Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.4 shall not constitute a waiver of such Lender’s or such Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or an Issuer pursuant to the foregoing provisions of this Section 3.4 for any increased costs incurred or reductions suffered more than one hundred and eighty (180) days prior to the date that such Lender or such Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the one hundred and eighty (180) day period referred to above shall be extended to include the period of retroactive effect thereof). (e) Without duplication of any reserves specified in the definition of “Eurocurrency Rate”, the Borrower shall pay to each Lender, as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Aggregate Revolving Credit Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional costs from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant interest payment date, such additional costs shall be due and payable fifteen (15) days from receipt of such notice. SECTION 3.5 Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day prior to the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or (c) any assignment of a Eurocurrency Rate Loan on a day prior to the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 3.7; including any loss or expense (excluding loss of anticipated profits or margin) actually incurred by reason of the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. 5339129.14 70

SECTION 3.6 Matters Applicable to All Requests for Compensation. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.4, or the Borrower is required to pay any additional amount to any Lender, any Issuer, or any Governmental Authority for the account of any Lender or any Issuer pursuant to Section 3.1, or if any Lender gives a notice pursuant to Section 3.2, then such Lender or such Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.1 or 3.4, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.2, as applicable, and (ii) in each case, would not subject such Lender or such Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such Issuer, as the case may be in any material economic, legal or regulatory respect. (b) Suspension of Lender Obligations. If any Lender requests compensation by the Borrower under Section 3.4, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue Eurocurrency Rate Loans from one Interest Period to another Interest Period, or to convert Base Rate Loans into Eurocurrency Rate Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.6(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. (c) Conversion of Eurocurrency Rate Loans. If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Sections 3.2, 3.3 or 3.4 hereof that gave rise to the conversion of such Lender’s Eurocurrency Rate Loans no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Rate Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans of a given Class held by the Lenders of such Class holding Eurocurrency Rate Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Pro Rata Shares. SECTION 3.7 Replacement of Lenders under Certain Circumstances. If (i) any Lender requests compensation under Section 3.4 or ceases to make Eurocurrency Rate Loans as a result of any condition described in Section 3.2 or Section 3.4, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.1, (iii) any Lender is a Non- Consenting Lender, (iv) any Lender is a Defaulting Lender, or (v) any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and 5339129.14 71 subject to the restrictions contained in, and consents required by, Section 12.2), all of its interests, rights and obligations under this Agreement and the related Loan Documents to one or more Eligible Assignees that shall assume such obligations (any of which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 12.2(b)(iii); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.5) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) such Lender being replaced pursuant to this Section 3.7 shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans, and (ii) deliver any Revolving Credit Notes evidencing such Loans to the Borrower or Administrative Agent (or a lost or destroyed note indemnity in lieu thereof); provided that the failure of any such Lender to execute an Assignment and Assumption or deliver such Revolving Credit Notes shall not render such sale and purchase (and the corresponding assignment) invalid and such assignment shall be recorded in the Register and the Revolving Credit Notes shall be deemed to be canceled upon such failure; (d) the Eligible Assignee shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Revolving Credit Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender; (e) in the case of any such assignment resulting from a claim for compensation under Section 3.4 or payments required to be made pursuant to Section 3.1, such assignment will result in a reduction in such compensation or payments thereafter; and (f) such assignment does not conflict with applicable Laws. In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of each Lender, all affected Lenders or all the Lenders or all affected Lenders with respect to a certain Class or Classes of the Loans and (iii) the Requisite Lenders or the requisite Lenders of the applicable Class or Classes of the Loans, have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.” A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. SECTION 3.8 Survival. All of the Borrower’s obligations under this 5339129.14 72

Article III shall survive termination of the Aggregate Revolving Credit Commitments, repayment of all other Obligations hereunder and resignation of the Administrative Agent, , the Collateral Agent or any Issuer. ARTICLE IV CONDITIONS PRECEDENT SECTION 4.1 Conditions Precedent to Effective Date. The effectiveness of this Agreement shall be subject to the satisfaction or due waiver in accordance with Section 12.1 of each of the following conditions precedent, except as otherwise agreed among the Borrower and the Administrative Agent (the date on which such conditions are satisfied or waived being herein in accordance with Section 12.1 shall be the “Effective Date”): (a) The receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party each in form and substance reasonably satisfactory to the Administrative Agent: (i) executed counterparts of this Agreement and the Guaranty; (ii) a Revolving Credit Note executed by the Borrower in favor of each Revolving Credit Lender that has requested a Revolving Credit Note at least two (2) Business Days in advance of the Effective Date; (iii) each Collateral Document set forth on Schedule 1.1A required to be executed on the Effective Date as indicated on such schedule, duly executed by each Loan Party party thereto, together with: (A) copies of certificates, if any, representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank; (B) [reserved]; (C) evidence that all other actions, recordings and filings that the Administrative Agent and the Collateral Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent; (iv) such certificates of good standing from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a 5339129.14 73 party on the Effective Date; (v) an opinion from Wilson, Sonsini Goodrich and Rosati, New York, Texas and Delaware counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent; (vi) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect and that the Collateral Agent has been named as loss payee and/or additional insured, as applicable, under each insurance policy with respect to such insurance as to which the Collateral Agent shall have requested to be so named; (vii) [Reserved]; (viii) copies of a recent UCC, judgment and federal and state tax lien search in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties; and (ix) a Borrowing Base Certificate, certified as complete and correct in all respects, which calculates the Borrowing Base as of a date not more than five (5) days prior to the Effective Date; (b) All fees and reasonable and documented out-of-pocket expenses required to be paid hereunder and invoiced at least one (1) Business Day before the Effective Date shall have been paid in full in cash. (c) a report of projected Commission Receivables to be collected by Borrowers for the immediately succeeding period of 12 months; prepared on a monthly basis, which shows the projected Commissions Receivable to be collected by the Loan Parties within 30 days after the end of each such month; (d) The Administrative Agent shall have received (a) unaudited consolidated balance sheets and related statements of income and cash flows of Holdings and its Subsidiaries for each fiscal month ended at least forty-five (45) days before the Effective Date and (b) projected statements of cash flows and availability of Holdings and its subsidiaries giving effect to the Transactions and covering the immediately succeeding three (3) years after the Effective Date (which, in the case of the first year, shall be prepared on a monthly basis, and thereafter shall be prepared on a quarterly basis). (e) The Administrative Agent shall have received at least ten (10) Business Days prior to the Effective Date all documentation and other information reasonably requested in writing by it at least twenty (20) Business Days prior to the Effective Date in order to allow the Administrative Agent and the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act. (f) The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a field examination report in respect of the Collateral included in the Borrowing Base not less than five (5) Business Days prior to the Effective Date. 5339129.14 74

(g) Since December 31, 2017, there shall not have been any change or occurrence that, individually or together with any other change or occurrence, has had or could reasonably be expected to have a Material Adverse Effect. (h) After giving effect to the Transactions on the Effective Date, the opening Excess Availability shall be not less than $20,000,000. Without limiting the generality of the provisions of Section 4.3, for purposes of determining compliance with the conditions specified in this Section 4.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto. SECTION 4.2 Conditions Precedent to Each Loan and Letter of Credit. The obligation of each Lender on any date to make any Loan (including, without limitation, the initial Revolving Loans) and of each Issuer on any date to Issue any Letter of Credit is subject to the satisfaction of each of the following conditions precedent: (a) Request for Borrowing or Issuance of Letter of Credit. With respect to any Loan, the Administrative Agent shall have received a duly executed Notice of Borrowing, and, with respect to any Letter of Credit, the Administrative Agent and the applicable Issuer shall have received a duly executed Letter of Credit Request. (b) Representations and Warranties; No Defaults. The following statements shall be true on the date of such Loan or Issuance, both immediately before and immediately after giving effect thereto and, in the case of any Loan, giving effect to the application of the proceeds thereof: (i) The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of such Borrowing; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and (ii) no Default shall have occurred and be continuing, or would result from such proposed Credit Extension or from the application of the proceeds therefrom. (c) Borrowing Base. After giving effect to the Loans or Letters of Credit requested to be made or Issued on any such date and the use of proceeds thereof, the Revolving Credit Outstandings shall not exceed the Line Cap at such time, and no Overadvance shall result from such Credit Extension. Each submission by the Borrower to the Administrative Agent of a Notice of Borrowing and the 5339129.14 75

acceptance by the Borrower of the proceeds of each Loan requested therein, and each submission by the Borrower to an Issuer of a Letter of Credit Request, and the Issuance of each Letter of Credit requested therein, shall be deemed to constitute a representation and warranty by the Borrower that the conditions specified in clause (b) above have been satisfied on and as of the date of the making of such Loan or the Issuance of such Letter of Credit. SECTION 4.3 Determinations of Effective Date Borrowing Conditions. For purposes of determining compliance with the conditions specified in Section 4.1, each Lender shall be deemed to have consented to, approved, accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Effective Date specifying its objection thereto. ARTICLE V REPRESENTATIONS AND WARRANTIES To induce the Lenders, the Issuers and the Administrative Agent to enter into this Agreement, each Loan Party represents and warrants each of the following to the Lenders, the Issuers and the Administrative Agent, on and as of the Effective Date and after giving effect to the making of the Loans and the other financial accommodations on the Effective Date and on and as of each date as required by Section 4.2(b)(i): SECTION 5.1 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its Subsidiaries (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization (to the extent such concept exists in such jurisdiction), (b) has all corporate or other organizational power and authority to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (to the extent such concept exists) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all applicable Laws, orders, writs, injunctions and orders and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (c), (d) or (e), to the extent that failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.2 Authorization; No Contravention. (a) The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party have been duly authorized by all necessary corporate or other organizational action. (b) Neither the execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party nor the consummation of the Transaction will (i) contravene the terms of any of such Person’s Constituent Documents, (ii) result in any breach or 5339129.14 76 contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Borrower’s Subsidiaries (other than as permitted by Section 9.1) under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation could not reasonably be expected to have a, individually or in the aggregate, Material Adverse Effect. (c) The granting of Liens by the Loan Parties in favor of the Secured Parties pursuant to the Loan Documents does not (i) contravene the terms of any of such Loan Party’s Constituent Documents, (ii) violate any applicable Law, or (iii) require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority. SECTION 5.3 Governmental Authorization. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.4 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing. SECTION 5.5 Financial Statements; No Material Adverse Effect. (a) The Annual Financial Statements and the Monthly Financial Statements fairly present in all material respects the financial condition of Holdings and its Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, (A) except as otherwise expressly noted therein and (B) subject, in the case of the Monthly Financial Statements, to changes resulting from normal year-end adjustments and the absence of footnotes. Except as disclosed in such financial statements, none Holdings nor any of its Subsidiaries has any material liabilities, contingent or otherwise, and there are no material unrealized or anticipated losses of Holdings or any of its Subsidiaries which have not heretofore been disclosed in writing to the Administrative Agent. 5339129.14 77

(b) Since the Effective Date, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect that is continuing. (c) The forecasts of consolidated balance sheets, income statements, cash flow statements and Excess Availability of Holdings and its Subsidiaries for each Fiscal Year ending after the Effective Date until the third (3rd) anniversary of the Effective Date, copies of which have been furnished to the Administrative Agent prior to the Effective Date, and all Projections delivered pursuant to Section 7.1(c) have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time made, it being understood that projections as to future events are not to be viewed as facts and actual results may vary materially from such forecasts. SECTION 5.6 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, overtly threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings, the Borrower or any of their Subsidiaries that could reasonably be expected to have a Material Adverse Effect. SECTION 5.7 Ownership of Property; Liens. Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for Liens permitted by Section 9.1 and except where the failure to have such title or other interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.8 Environmental Matters. (a) Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Loan Party and each of its Subsidiaries is in compliance with all Environmental Laws in all jurisdictions in which each Loan Party and each of its Subsidiaries, as the case may be, is currently doing business (including having obtained all Environmental Permits) and (ii) none of the Loan Parties or any of their respective Subsidiaries has become subject to any pending, or to the knowledge of the Borrower, threatened Environmental Claim or any other Environmental Liability. (b) None of the Loan Parties or any of their respective Subsidiaries has treated, stored, transported or disposed of Hazardous Materials at or from any currently or formerly operated real estate or facility relating to its business in a manner that could reasonably be expected to have a Material Adverse Effect. SECTION 5.9 Taxes. Except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, Holdings, the Borrower and its Subsidiaries (a) have timely filed all Federal and state and other Tax returns and reports required to be filed and (b) have timely paid all Federal and state and other Taxes, assessments, fees and other governmental charges (including satisfying its withholding Tax obligations) levied or imposed on their properties, income or assets or otherwise due and payable, except those 5339129.14 78 which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. SECTION 5.10 ERISA Compliance. (a) Except as set forth in Schedule 5.10(a) or as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state Laws. (b) (i) No ERISA Event has occurred within the one-year period prior to the date on which this representation is made or deemed made; (ii) no Pension Plan has failed to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan; (iii) none of the Loan Parties or any of their respective ERISA Affiliates has incurred, or reasonably expects to incur, any Withdrawal Liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in Withdrawal Liability) under Sections 4201 et seq. of ERISA with respect to a Multiemployer Plan; (iv) none of the Loan Parties or any of their respective ERISA Affiliates has engaged in a transaction that is subject to Sections 4069 or 4212(c) of ERISA; and (v) neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA) or has been determined to be in “endangered” or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA) and no such Multiemployer Plan is expected to be in reorganization, insolvent or endangered or critical status, except, with respect to each of the foregoing clauses of this Section 5.10(b), as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. SECTION 5.11 Subsidiaries. As of the Effective Date, neither Holdings nor any other Loan Party has any Subsidiaries other than those specifically disclosed in Schedule 5.11, and all of the outstanding Equity Interests in the Loan Parties (other than Holdings) have been validly issued and are fully paid and (if applicable) nonassessable, and all Equity Interests owned by Holdings or any other Loan Party are owned free and clear of all security interests of any person except (i) those created under the Collateral and (ii) any Lien that is permitted under Section 9. As of the Effective Date, Schedule 5.11 (a) sets forth the name and jurisdiction of each Subsidiary, (b) sets forth the ownership interest of the Loan Parties in each Subsidiary, including the percentage of such ownership and (c) identifies each Subsidiary that is a Subsidiary the Equity Interests of which are required to be pledged on the Effective Date pursuant to the Collateral and Guarantee Requirement. As of the Effective Date, each of eHealth PPS Inc. and eHealth Administrators, Inc. is an Immaterial Domestic Subsidiary. As of the Effective Date, eHealth China, Inc., a Delaware corporation, is an Excluded Subsidiary pursuant to clause (a) of the definition of Excluded Subsidiary. SECTION 5.12 Margin Regulations; Investment Company Act. (a) As of the Effective Date, none of the Collateral is comprised of any Margin Stock. No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Federal Reserve Board), or extending credit for the purpose of 5339129.14 79 purchasing or carrying margin stock, and no proceeds of any Borrowings will be used for any purpose that violates Regulation U. (b) Neither a Borrower nor the Guarantor is required to register as an “investment company” under the Investment Company Act of 1940. SECTION 5.13 Disclosure. None of the written information and written data heretofore or contemporaneously furnished in writing by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document when furnished and when taken as a whole contains any untrue statement of material fact or omits to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which such statements were made, not materially misleading; it being understood that for purposes of this Section 5.13, such information and data shall not include projections and pro forma financial information or information of a general economic or general industry nature. SECTION 5.14 Intellectual Property; Licenses, Etc. The Borrower and its Subsidiaries have good and marketable title to, or a valid license or right to use, all patents, patent rights, trademarks, servicemarks, trade names, copyrights, technology, software, know- how database rights, rights of privacy and publicity, licenses and other intellectual property rights (collectively, “IP Rights”) that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to have any such rights, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, the operation of the respective businesses of the Borrower or any of its Subsidiaries as currently conducted does not infringe upon, misuse, misappropriate or violate any rights held by any Person except for such infringements, misuses, misappropriations or violations individually or in the aggregate, that could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any IP Rights is pending or, to the knowledge of the Borrower, threatened against any Loan Party or Subsidiary, that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. SECTION 5.15 Solvency. Holdings and its Subsidiaries, on a consolidated basis, are Solvent. SECTION 5.16 USA PATRIOT Act; OFAC; FCPA. (a) To the extent applicable, each of Holdings and its Subsidiaries is in compliance, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (ii) the USA PATRIOT Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. 5339129.14 80

(b) None of the Borrower or its Subsidiary nor, to the knowledge of the Borrower, any director, officer, agent, employee or Affiliate of the Borrower or any Subsidiary, (i) is a person on the list of “Specially Designated Nationals and Blocked Persons” or (ii) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Borrower will not directly or indirectly use the proceeds of the Loans or the Letters of Credit or otherwise knowingly make available such proceeds to any person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC. (c) Each of Holdings, the Borrowers, their Subsidiaries and, to the knowledge of the Borrower, their respective directors, officers, agents, employees, and any Person acting for or on behalf of Holdings, the Borrowers or such Subsidiaries has complied with, and will comply with, the U.S. Foreign Corrupt Practices Act of 1977, as amended from time to time, or any other applicable United States anti-bribery or anti-corruption law, and it and they have not made, offered, promised, or authorized, and will not make, offer, promise, or authorize, whether directly or indirectly, any payment, of anything of value to: (i) an executive, official, employee or agent of a governmental department, agency or instrumentality, (ii) a director, officer, employee or agent of a wholly or partially government-owned or government-controlled company or business, (iii) a political party or official thereof, or candidate for political office or (iii) an executive, official, employee or agent of a public international organization (e.g., the International Monetary Fund or the World Bank) (“Government Official”); while knowing or having a reasonable belief that all or some portion will be used for the purpose of: (A) influencing any act, decision or failure to act by a Government Official in his or her official capacity, (B) inducing a Government Official to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity or (C) securing an improper advantage; in order to obtain, retain, or direct business. SECTION 5.17 Collateral Documents. Except as otherwise contemplated hereby or under any other Loan Documents, the provisions of the Collateral Documents, together with such filings and other actions required to be taken hereby or by the applicable Collateral Documents (including the delivery to Collateral Agent of any Pledged Debt and any Pledged Equity required to be delivered pursuant to the applicable Collateral Documents), are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 9.1) on all right, title and interest of the respective Loan Parties in the Collateral described therein. SECTION 5.18 Use of Proceeds. The proceeds of Revolving Loans will be used for working capital and other general corporate purposes of the Borrower and its Subsidiaries. SECTION 5.19 Insurance. As of the Effective Date, the insurance maintained by the Holdings and its Subsidiaries is in full force and effect. Holdings and its Subsidiaries are insured by insurers the Borrower believes (in the good faith judgment of its management) are financially sound and reputable and such insurance is in amounts and covering such risks and liabilities as are in accordance with normal and prudent industry practice. SECTION 5.20 Broker’s or Finder’s Commissions. No broker’s or finder’s fee 5339129.14 81 or commission will be payable with respect to the execution and delivery of this Agreement and the other Loan Documents. SECTION 5.21 Borrowing Base Certificate. At the time of delivery of each Borrowing Base Certificate, each Commission Receivable reflected therein as eligible for inclusion in the Borrowing Base constitutes Eligible Commission Receivables. ARTICLE VI GRANT OF LICENSE Solely for the purpose of enabling the Administrative Agent and the Collateral Agent (or their agents or designees) to exercise the rights and remedies upon the occurrence and during the continuance of an Event of Default, each Borrower and Guarantor hereby grants to the Administrative Agent and the Collateral Agent an irrevocable, non-exclusive, transferable license, exercisable at any time that any Event of Default shall have occurred and be continuing (provided that such period shall be tolled while any injunction or automatic stay is in effect), without payment of royalty or other compensation to any Borrower or Guarantor, to use, license or sublicense any of the trademarks, service-marks, trade names, business names, trade styles, designs, logos and other source of business identifiers and other intellectual property, whether now owned or hereafter acquired by any Borrower or Guarantor, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. ARTICLE VII REPORTING COVENANTS So long as any Lender shall have any Commitment hereunder or any Loan or other Obligation hereunder (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) Obligations under Secured Hedge Agreements and Cash Management Obligations) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the Letter of Credit Obligations related thereto has been Cash Collateralized or back-stopped by a letter of credit in form and substance reasonably satisfactory to the Administrative Agent), Holdings and the Borrower shall: SECTION 7.1 Financial Statements, Etc. Deliver to the Administrative Agent for prompt further distribution to each Lender each of the following and shall take the following actions: (a) as soon as available, but in any event within ninety (90) days after the end of each Fiscal Year of Holdings, a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such Fiscal Year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such Fiscal Year together with related notes thereto and management’s discussion and analysis describing results of operations, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & 5339129.14 82

Young LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception (other than a going concern or like qualification or exception resulting solely from an upcoming maturity date under the Facility occurring within one year from the time such opinion is delivered) or any qualification or exception as to the scope of such audit; (b) as soon as available, but in any event within (i) thirty (30) days after the end of the first month and of the second month of each Fiscal Quarter of Holdings and (ii) forty- five (45) days after the end of the third month of each Fiscal Quarter of Holdings, a consolidated, unaudited balance sheet of Holdings and its Subsidiaries as of the end of such month, and the related consolidated, unaudited statements of income, operations and cash flows, for such month, setting forth in each case in comparative form the figures (if any) for the corresponding fiscal month in the Projections and the corresponding fiscal month of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer of Holdings as fairly presenting in all material respects the financial condition, results of operations and cash flows of Holdings and its Subsidiaries in accordance with GAAP in the form prepared by management of Holdings; and (c) within ninety (90) days after the end of each Fiscal Year, a reasonably detailed consolidated budget for the following Fiscal Year as customarily prepared by management of Holdings for its internal use (including a projected consolidated balance sheet of Holdings and its Subsidiaries as of the end of the following Fiscal Year, the related consolidated statements of projected operations or income and projected cash flow and setting forth the material underlying assumptions applicable thereto) in each case on a fiscal quarter basis (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material. Notwithstanding the foregoing, the obligations in paragraph (a) of this Section 7.1 may be satisfied with respect to financial information of Holdings and its Subsidiaries by furnishing (x) Holdings’ Form 10-K or 10-Q, as applicable, filed with the SEC and (y) the report and opinion of an accounting firm contemplated by such paragraph (a). SECTION 7.2 Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) concurrently with the delivery of the financial statements referred to in Sections 7.1(a) and (b), a duly completed Compliance Certificate signed by the chief executive officer or chief financial officer of the Borrower; (b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports, proxy statements and registration statements which Holdings or the Borrower or their Subsidiary files with the SEC or with any Governmental Authority that may be substituted therefor or with any national securities exchange, as the case 5339129.14 83 may be (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statement on Form S-8), and in any case not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 7.2; (c) together the delivery of the financial statements pursuant to Sections 7.1(b), a report of Commissions Receivable projected in good faith by the Borrower to be collected by the Borrower for the immediately succeeding period of 12 months, prepared on a monthly basis, which shows the Commissions Receivable projected in good faith by the Borrower to be collected by the Borrower within 30 or 45 (as applicable) days after the end of each such month; (d) together with the delivery of the financial statements pursuant to Sections 7.1(a) and 7.1(b), (i) a report setting forth the information required by Section 3.03(c) of the Security Agreement (or confirming that there has been no change in such information since the Effective Date or the date of the last such report), (ii) a description of each event, condition or circumstance during the last fiscal month covered by such Compliance Certificate requiring a mandatory prepayment under Section 2.9 and (iii) a list of each Domestic Subsidiary that is not a Material Domestic Subsidiary and each Foreign Subsidiary that is not a Material Foreign Subsidiary as of the date of delivery of such Compliance Certificate or a confirmation that there is no change in such information since the later of the Effective Date and the date of the last such list; (e) together the delivery of the financial statements pursuant to Sections 7.1(a), a description, in detail reasonably satisfactory to the Administrative Agent, of all material insurance coverage maintained by the Loan Parties, together with evidence thereof; (f) promptly after the same are received by the Borrower, all notices and correspondences from or on behalf of any Specified Insurer received by the Borrower with respect to any breach, default, termination, suspension or cessation of payment, or decrease in Commission Receivables, in respect of an Insurer Agreement; and (g) promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time on its own behalf or on behalf of any Lender reasonably request. Documents required to be delivered pursuant to Section 7.1(a) or (b) or Section 7.2 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Holdings posts such documents, or provides a link thereto on Holdings’ website on the Internet at the website address listed on Schedule 12.8; or (ii) on which such documents are posted on Holdings’ behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon written request by the Administrative Agent, Holdings shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a 5339129.14 84 written request to cease delivering paper copies is given by the Administrative Agent and (ii) Holdings shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Lead Arranger will make available to the Lenders and the Issuers materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Subsidiaries, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Lead Arranger, the Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 12.16); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Lead Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” SECTION 7.3 Notices. Promptly after a Responsible Officer obtains actual knowledge thereof, notify the Administrative Agent: (a) of the occurrence of any Default; and (b) of (i) any dispute, litigation, investigation or proceeding between any Loan Party and any arbitrator or Governmental Authority, (ii) the filing or commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary, including pursuant to any applicable Environmental Laws or in respect of IP Rights, the occurrence of any noncompliance by any Loan Party or any of its Subsidiaries with, or liability under, any Environmental Law or Environmental Permit, (iii) the occurrence of any ERISA Event that, in any such case referred to in clauses (i), (ii) or (iii), has resulted or could reasonably be expected to result in a Material Adverse Effect, or (iv) any other event, condition or circumstance which has or could reasonably be expected to result in a Material Adverse Effect. 5339129.14 85

Each notice pursuant to this Section 7.3 shall be accompanied by a written statement of a Responsible Officer of Holdings (x) that such notice is being delivered pursuant to Section 7.3(a) or (b) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Loan Parties have taken and proposes to take with respect thereto. SECTION 7.4 Borrowing Base Certificate. (a) The Borrower shall provide the Administrative Agent with the following documents, in a form and detail reasonably satisfactory to Administrative Agent, within (i) fifteen (15) days after the end of each of the first month and the second month of each Fiscal Quarter of Holdings (or, with respect to the month of August 2018, thirty (30) days after the end of such month) and (ii) thirty (30) days after the end of the third month of each Fiscal Quarter of Holdings, a Borrowing Base Certificate setting forth the calculation of the Borrowing Base, Excess Availability and Unrestricted Cash as of the last Business Day of the immediately preceding fiscal month, duly completed and executed by a Responsible Officer of a Borrower, together with all schedules required pursuant to the terms of the Borrowing Base Certificate duly completed (such certification, a “Monthly Borrowing Base Certificate”). (b) At any time during the continuation of a Cash Dominion Period, the Borrower shall furnish the Administrative Agent with a Borrowing Base Certificate calculated as of the close of business on the last day of the immediately preceding calendar week, on Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding Business Day); provided that the delivery of Borrowing Base Certificates on a weekly basis shall continue for not less than four (4) consecutive weeks following the end of any such Cash Dominion Period. (c) The Borrower shall furnish to the Administrative Agent any information that the Administrative Agent may reasonably request regarding the determination and calculation of the Borrowing Base including correct and complete copies of any invoices, underlying agreements, instruments or other documents. (d) Upon at least ten (10) Business Days’ prior notice to the Borrowers (provided that such notice shall not be required if an Event of Default has occurred and is continuing), the Administrative Agent may carry out investigations and reviews of each Loan Party’s property at the reasonable expense of the Borrower (including field audits conducted by the Administrative Agent) (“Field Examination”) and the Administrative Agent may carry out, at the Borrower’s expense, one (1) Field Examination in any period of 12 consecutive months (or two (2) Field Examinations in the case of the first 12 month period after the Effective Date; provided that the Administrative Agent may carry out, at the Borrower’s expense, (i) two (2) Field Examinations during any period of 12 consecutive months if Excess Availability has fallen below the Seasonal Amount during such period, and (ii) three (3) Field Examinations during any period of 12 consecutive months if a Cash Dominion Period existed during such period; provided, further, that, (i) at any time during the continuation of an Event of Default, the Administrative Agent may carry out, at the Borrower’s expense, Field Examinations as frequently as determined by the Administrative Agent in its reasonable discretion, and (ii) the Administrative Agent may carry out, at its own expense, additional Field Examinations in its 5339129.14 86

Permitted Discretion. The Borrower shall furnish to the Administrative Agent any information that the Administrative Agent may reasonably request regarding the determination and calculation of the Borrowing Base, including correct and complete copies of any invoices, underlying agreements, instruments or other documents. (e) The Borrower shall provide the Administrative Agent, within fifteen (15) days after the end thereof of each fiscal month, in each case as of the close of business on the last day of the immediately preceding fiscal month, such other information with respect to the Collateral as the Administrative Agent shall reasonably request. (f) Promptly upon request, the Borrower shall provide the Administrative Agent evidence of the amount of Unrestricted Cash, including copies of bank statements evidencing such amounts. ARTICLE VIII AFFIRMATIVE COVENANTS So long as any Lender shall have any Revolving Credit Commitment hereunder or any Loan or other Obligation hereunder (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) Obligations under Secured Hedge Agreements and Cash Management Obligations) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the Letter of Credit Obligations related thereto has been Cash Collateralized or back-stopped by a letter of credit in form and substance reasonably satisfactory to the Administrative Agent), Holdings and the Borrower shall, and shall cause each of their Subsidiaries to: SECTION 8.1 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization and (b) take all reasonable action to obtain, preserve, renew and keep in full force and effect its rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, except in the case of clause (a) or (b) to the extent (other than with respect to the preservation of the existence of the Borrower) that failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or pursuant to any merger, consolidation, liquidation, dissolution or Disposition permitted by Article IX. SECTION 8.2 Compliance with Laws, Etc. Comply in all material respects with its Constituent Documents and the requirements of all Laws (including, without limitation, ERISA and the USA PATRIOT Act), and all orders, writs, injunctions and decrees of any Governmental Authority applicable to it or to its business or property, except if the failure to comply therewith could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect. SECTION 8.3 Payment of Taxes, Etc. 5339129.14 87

Timely pay, discharge or otherwise satisfy, as the same shall become due and payable, all of its obligations and liabilities in respect of Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (i) any such Tax, assessment, charge or levy is being contested in good faith and by appropriate actions for which appropriate reserves have been established in accordance with GAAP or (ii) the failure to pay or discharge the same could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. SECTION 8.4 Maintenance of Insurance. Maintain with insurance companies that the Borrower believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as Holdings and its Subsidiaries) as are customarily carried under similar circumstances by such other Persons, and will furnish to the Lenders, upon written request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried. Each liability policy of insurance shall name the Collateral Agent, on behalf of the Lenders, as an additional insured thereunder as its interests may appear and each casualty insurance policy shall contain a loss payable clause or endorsement that names the Collateral Agent, on behalf of the Lenders as the loss payee thereunder. SECTION 8.5 Inspection Rights. In addition to the requirements pursuant to Section 7.4, permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 8.5 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default; provided further that when an Event of Default has occurred and is continuing, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 8.5, none of the Borrower or any of its Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (a) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives 5339129.14 88 or contractors) is prohibited by Law or any bona fide arm’s length third party contract or (b) is subject to attorney-client or similar privilege or constitutes attorney work product. SECTION 8.6 Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP shall be made of all material financial transactions and matters involving the assets and business of Holdings, the Borrower or their Subsidiaries, as the case may be. SECTION 8.7 Maintenance of Properties. Except if the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment used in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted. SECTION 8.8 Use of Proceeds. Use the proceeds of the Loans only in compliance with (and not in contravention of) applicable Laws and each Loan Document. SECTION 8.9 Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) comply, and take all reasonable actions to cause any lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmental Permits necessary for its operations and properties; and, (c) in each case to the extent required by applicable Environmental Laws, conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all applicable Environmental Laws. SECTION 8.10 Covenant to Guarantee Obligations and Give Security. At the Borrower’s expense, subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitation in any Collateral Document, take all action necessary or reasonably requested by the Administrative Agent or the Collateral Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including: (a) (x) upon the formation or acquisition of any new direct or indirect Wholly-Owned Subsidiary that is a Material Domestic Subsidiary (in each case, other than an Excluded Subsidiary) by any Loan Party or upon any Subsidiary becoming a Wholly-Owned Subsidiary that is a Material Domestic Subsidiary (other than an Excluded Subsidiary), (y) upon the acquisition of any assets by the Borrower or any other Loan Party or (z) with respect to any Subsidiary at the time it becomes a Loan Party, for any assets held by such Subsidiary (in each case under the foregoing clauses (y) or (z), other than assets constituting Collateral under a 5339129.14 89

Collateral Document that becomes subject to the Lien created by such Collateral Document upon acquisition thereof (without limitation of the obligations to perfect such Lien)): (i) within forty-five (45) days (or such greater number of days specified below) after such formation, acquisition or designation or, in each case, such longer period as the Administrative Agent may agree in its reasonable discretion: (A) cause each such Material Domestic Subsidiary to become a Borrower (if it has assets to be included in the Borrowing Base) or a Guarantor (if it does not have assets to be included in the Borrowing Base) pursuant to a joinder or amendment in form and substance reasonably satisfactory to the Administrative Agent; (B) cause each such Material Domestic Subsidiary to furnish to the Collateral Agent a description of the Material Real Properties owned by such Material Domestic Subsidiary in detail reasonably satisfactory to the Collateral Agent; (C) within forty-five (45) days (or within ninety (90) days in the case of documents listed in Section 8.12(b)) after such formation, acquisition or designation, cause each such Material Domestic Subsidiary to duly execute and deliver to the Collateral Agent Mortgages with respect to any Material Real Property, Security Agreement Supplements and other security agreements and documents (including, with respect to Mortgages, the documents listed in Section 8.12(b)), as reasonably requested by and in form and substance reasonably satisfactory to the Collateral Agent (consistent with the Mortgages, Security Agreement and other Collateral Documents in effect on the Effective Date), in each case granting Liens required by the Collateral and Guarantee Requirement; provided that Holdings, the Borrower and any of their respective Subsidiaries shall not be required to enter into any security agreements governed by foreign law; (D) cause each such Material Domestic Subsidiary to deliver any and all certificates representing Equity Interests (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank (or any other documents customary under local law) and instruments evidencing the intercompany Indebtedness held by such Material Domestic Subsidiary and required to be pledged pursuant to the Collateral Documents, indorsed in blank to the Collateral Agent; (E) within forty-five (45) days (or within ninety (90) days in the case of documents listed in Section 8.12(b)) after such formation, acquisition or designation, (1) take and cause the applicable Material Domestic Subsidiary to take whatever action (including the recording of Mortgages, the filing of UCC financing statements and delivery of stock and membership interest certificates to the extent certificated) may be necessary in the reasonable opinion of the Administrative Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid Liens required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law) and (2) comply with the requirements of Section 8.11 with respect to all Deposit Accounts; and 5339129.14 90

(ii) within forty-five (45) days (or within ninety (90) days in the case of documents listed in Section 8.12(b)) after the request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its reasonable discretion), deliver to the Administrative Agent a signed copy of opinions, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 8.10(a) as the Administrative Agent may reasonably request; and (iii) as promptly as practicable after the reasonable request therefor by the Administrative Agent or Collateral Agent, deliver to the Collateral Agent with respect to each Material Real Property, title reports, surveys and environmental assessment reports, provided that the Collateral Agent may in its reasonable discretion accept any such existing report or survey to the extent prepared as of a date reasonably satisfactory to the Collateral Agent; provided, however, that there shall be no obligation to deliver to the Collateral Agent any environmental assessment report whose disclosure to the Collateral Agent would require the consent of a Person other than the Borrower or one of its Subsidiaries, where, despite the commercially reasonable efforts of the Borrower to obtain such consent, such consent cannot be obtained; and (b) promptly after the acquisition of any Material Real Property by any Loan Party, the Borrower shall give notice thereof to the Collateral Agent and will take, or cause the relevant Loan Party to take, the actions referred to in Section 8.12(b). SECTION 8.11 Cash Receipts. (a) By no later than thirty (30) days after the Effective Date, deliver, or cause to be delivered, to the Administrative Agent an effective account control agreement (a “Deposit Account Control Agreement”) with each Approved Account Bank, in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Deposit Account in which proceeds of Collateral are deposited (including, without limitation, those existing as of the Effective Date and listed on Schedule 8.11 attached hereto, but excluding petty cash, payroll, trust and Tax withholding accounts and excluding the Excluded GoMedigap Account) (collectively, the “Material Bank Accounts”). (b) Each Loan Party shall (i) by no later than thirty (30) days after the Effective Date, instruct each Account Debtor or other Person obligated to make a payment to any of them under any Commission Receivable to make payment, or to continue to make payment, to an Approved Deposit Account, and (ii) deposit in an Approved Deposit Account on each Business Day all Cash Receipts (as defined below) received by any Loan Party. (c) Upon the occurrence and during the continuance of a Cash Dominion Period, the Administrative Agent may instruct each Approved Account Bank to transfer, by ACH or federal wire transfer, all funds in each Approved Deposit Account to an account maintained by, in the name of and under the sole dominion and control of the Administrative Agent (the “Concentration Account”). (d) As used above, “Cash Receipts” means, collectively, the following: 5339129.14 91

(i) all cash receipts arising from Collateral, including casualty insurance proceeds arising from any of the foregoing; (ii) all proceeds of collections of Commission Receivable; (iii) the cash proceeds of all credit card charges; and (iv) all payments constituting proceeds of Collateral, whether by cash, check or otherwise. (e) The Concentration Account shall at all times be under the sole dominion and control of the Administrative Agent. The Loan Parties hereby acknowledge and agree that (i) the Loan Parties have no right of withdrawal from the Concentration Account, (ii) the funds on deposit in the Concentration Account shall at all times be collateral security for all of the Obligations and (iii) the funds on deposit in the Concentration Account shall be applied as provided in this Agreement. In the event that, notwithstanding the provisions of this Section, during the continuation of any Cash Dominion Period, any Loan Party receives or otherwise has dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by such Loan Party for the Administrative Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and commencing upon the thirtieth (30th) day after the Effective Date shall, not later than the Business Day after receipt thereof, be deposited into an Approved Deposit Account or dealt with in such other fashion as such Loan Party may be instructed by the Administrative Agent. (f) Any amounts received in the Concentration Account at any time when (x) there are no Revolving Credit Outstandings or (y) if an Event of Default shall have occurred and be continuing, all of the Obligations have been paid in full, or (z) no Cash Dominion Period exists, shall be remitted to the operating account of the Loan Parties maintained with the Administrative Agent or to an operating account otherwise designated by the Borrower. (g) If the Administrative Agent has instructed any Approved Account Bank to transfer funds to the Concentration Account pursuant to Section 8.11(c) and a Cash Dominion Period ceases to exist, the Administrative Agent shall promptly (i) furnish written notice to such Approved Account Bank that such Cash Dominion Period has ceased to exist and (ii) remit any and all amounts on deposit in or credited to the Concentration Account to the operating account of the Loan Parties maintained with the Administrative Agent or to an operating account otherwise designated by the Borrower. (h) No Loan Party shall deposit, or permit to deposited, any funds or other assets which do not constitute Collateral or proceeds of Collateral into any Approved Deposit Account or Concentration Account; it being acknowledged and agreed that all funds received by any Loan Party which do not constitute Collateral or proceeds of Collateral shall not be commingled with any funds or other assets which constitute Collateral or Proceeds of Collateral. SECTION 8.12 Further Assurances and Post-Closing Covenants. At the expense of the Loan Parties: 5339129.14 92

(a) Promptly upon reasonable request by the Administrative Agent or the Collateral Agent or as may be required by applicable law (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or Collateral Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents. (b) In the case of any Material Real Property, provide the Collateral Agent with Mortgages with respect to such owned real property within ninety (90) days (or such longer period as the Collateral Agent may agree in its sole discretion) of the acquisition of, or, if requested by the Collateral Agent, entry into, or renewal of, a ground lease in respect of, such real property in each case together with: (i) evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Collateral Agent may deem reasonably necessary or desirable in order to create a valid and subsisting perfected Lien on the property and/or rights described therein in favor of the Collateral Agent for the benefit of the Secured Parties and that all filing and recording Taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Collateral Agent; (ii) fully paid American Land Title Association Lender’s Extended Coverage title insurance policies or the equivalent or other form available in each applicable jurisdiction (the “Mortgage Policies”) in form and substance, with endorsements available in the applicable jurisdiction and in amount, reasonably acceptable to the Collateral Agent (not to exceed the value of the real properties covered thereby), issued, coinsured and reinsured by title insurers reasonably acceptable to the Collateral Agent, insuring the Mortgages to be valid subsisting Liens on the property described therein, subject only to Liens permitted by Section 9.1, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents) and such coinsurance and direct access reinsurance as the Collateral Agent may reasonably request and is available in the applicable jurisdiction; (iii) opinions of local counsel for the Loan Parties in states in which the real properties are located, with respect to the enforceability and perfection of the Mortgages and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent; and (iv) such other evidence that all other actions that the Administrative Agent or Collateral Agent may reasonably deem necessary or desirable in order to create valid and subsisting Liens on the property described in the Mortgages has been taken. SECTION 8.13 Use of Proceeds. The proceeds of Revolving Loans will be used for working capital and other general corporate purposes of the Borrower and its Subsidiaries. 5339129.14 93

SECTION 8.14 Post-Closing Deliverables. Within the time periods specified on Schedule 8.14 (or such later date to which the Administrative Agent consents in writing), each Loan Party shall deliver, or cause to be delivered, the items listed on Schedule 8.14. ARTICLE IX NEGATIVE COVENANTS So long as any Lender shall have any Revolving Credit Commitment hereunder or any Loan or other Obligation hereunder (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) Obligations under Secured Hedge Agreements and Cash Management Obligations) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the Letter of Credit Obligations related thereto has been Cash Collateralized or back-stopped by a letter of credit in form and substance reasonably satisfactory to the Administrative Agent), Holdings and the Borrower shall not, nor shall the Borrower permit any Subsidiary to: SECTION 9.1 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens created pursuant to any Loan Document; (b) (i) Liens existing on the date hereof on cash collateral in an amount not to exceed $2,401,553 which secures the Indebtedness permitted by Section 9.3(b)(ii), and (ii) other Liens existing on the date hereof and set forth on Schedule 9.1(b); (c) Liens for Taxes, assessments or governmental charges that are not overdue for a period of more than thirty (30) days or that are being contested in good faith and by appropriate actions for which appropriate reserves have been established in accordance with GAAP; (d) statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens or other customary Liens (other than in respect of Indebtedness) in favor of landlords, so long as, in each case, such Liens arise in the ordinary course of business that secure amounts not overdue for a period of more than thirty (30) days or, if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such Lien or that are being contested in good faith and by appropriate actions, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (e) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to Holdings, the Borrower or any Subsidiaries; 5339129.14 94

(f) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business; (g) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar encumbrances and title defects affecting real property that, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries taken as a whole, or the use of the property for its intended purpose, and any other exceptions to title on the Mortgage Policies accepted by the Collateral Agent in accordance with this Agreement; (h) Liens arising from judgments or orders for the payment of money not constituting an Event of Default under Section 10.1(g); (i) (i) Liens on fixed or capital assets securing obligations in respect of Indebtedness permitted under Section 9.3(e); provided that (A) such Liens attach concurrently with or within ninety (90) days after completion of the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens, (B) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, replacements thereof and additions and accessions to such property and the proceeds and the products thereof and customary security deposits and (C) such Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and products thereof and customary security deposits) other than the assets subject to, or acquired, constructed, repaired, replaced or improved with the proceeds of such Indebtedness; (j) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower and its Subsidiaries, taken as a whole, or (ii) secure any Indebtedness; provided, that, no lease, license, sublease or sublicense of any Intellectual Property shall be on an exclusive basis; (k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (l) Liens on Specified Insurance Financing Collateral which secure the Indebtedness permitted by Section 9.3(j)(i); (m) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 9.2(i) to be applied against the purchase price for such Investment or (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 9.5, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (n) Liens in favor of the Borrower or a Guarantor securing Indebtedness 5339129.14 95 permitted under Section 9.3(d); (o) Liens on fixed or capital assets existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Subsidiary, in each case after the Effective Date; provided that (i) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof), and (ii) the Indebtedness secured thereby is permitted under Section 9.3(e); (p) any interest or title of a lessor, sublessor, licensor or sublicensor or secured by a lessor’s, sublessor’s, licensor’s or sublicensor’s interest under leases (other than Capitalized Leases) or licenses entered into by the Borrower or any of its Subsidiaries in the ordinary course of business; (q) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of its Subsidiaries in the ordinary course of business; (r) Liens deemed to exist in connection with Investments in repurchase agreements under Section 9.2 and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes; (s) Liens solely on any cash earnest money deposits made by the Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder; (t) ground leases in respect of real property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located; (u) purported Liens evidenced by the filing of precautionary UCC financing statements or similar public filings; (v) Liens securing obligations in respect of any Secured Hedge Agreement and any Cash Management Obligation permitted under Section 9.3(m); (w) Liens (i) of a collection bank arising under Section 4-208 of the UCC on the items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and that are within the general parameters customary in the banking industry; (x) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole; (y) the modification, replacement, renewal or extension of any Lien permitted 5339129.14 96 by clauses (b), (i) and (o) of this Section 9.1; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 9.3(e), and (B) proceeds and products thereof, and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 9.3; (z) [reserved]; (aa) deposits of cash with the owner or lessor of premises leased and operated by the Borrower or any of its Subsidiaries in the ordinary course of business of the Borrower and such Subsidiary to secure the performance of the Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises; (bb) Liens that are contractual rights of setoff (i) relating to the establishment of depository relations with banks or other deposit-taking financial institutions in the ordinary course of business and not given in connection with the issuance of Indebtedness or (ii) relating to pooled deposit or sweep accounts of Holdings, the Borrower or any of its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of Holdings, the Borrower and their Subsidiaries; (cc) Liens granted to any Specified Insurer under an Insurer Agreement in the ordinary course of business; provided, that, (i) such Liens do not at any time encumber any property or assets other than the compensation payable by such Specified Insurer under such Insurer Agreement, (ii) such Liens do not secure any amounts that are overdue for more than thirty (30) days, (iii) such Liens do not have priority over the Liens of the Collateral Agent, (iv) no action shall have been taken to enforce such Liens, (v) such Liens do not secure any Indebtedness for borrowed money, and (vi) such Liens do not interfere in any material respect with the business of the Borrower and its Subsidiaries, taken as a whole; and (dd) Liens securing Subordinated Indebtedness permitted under Section 9.3(n); provided, that, such Liens are subject and subordinated to the Liens securing the Obligations pursuant to an intercreditor agreement, in form and substance reasonably satisfactory to the Collateral Agent, duly executed and delivered by the holders of such Indebtedness (or an authorized agent on behalf of such holders). Notwithstanding anything to the contrary contained in this Agreement, Holdings and the Borrower shall not, and shall not permit any Subsidiary to, create or grant any Lien upon any Intellectual Property (as defined in the Security Agreement), except for non-exclusive licenses and sublicenses permitted under Section 9.1(j). SECTION 9.2 Investments. Make or hold any Investments, except: (a) Investments by the Borrower or any of its Subsidiaries in assets that are cash and Cash Equivalents; (b) loans or advances to officers, directors and employees of Holdings, the 5339129.14 97

Borrower or any of its Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, and (ii) for any other purpose, in an aggregate principal amount outstanding under clauses (i) and (ii) not to exceed $1,000,000; (c) Investments (i) by the Borrower or any other Loan Party in the Borrower or any other Loan Party, (ii) by any Non-Loan Party in any other Non-Loan Party, (iii) by any non-Loan Party in the Borrower or any other Loan Party, and (iv) of cash or Cash Equivalents by any Loan Party in any non-Loan Party Subsidiary up to but not exceeding $1,000,000 in the aggregate at any time; (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business; (e) Investments consisting of Liens, Indebtedness, fundamental changes, Dispositions and Restricted Payments permitted under Sections 9.1, 9.3 (other than 9.3(c)(ii) or (d)), 9.4 (other than 9.4(c)(ii) or (d)), 9.5 (other than 9.5(d)(ii) or (e)) and 9.6 (other than 9.6(c) or (f)(iv)), respectively; (f) Investments existing on the date hereof or made pursuant to legally binding written contracts in existence on the date hereof, in each case, set forth on Schedule 9.2(f) and any modification, replacement, renewal, reinvestment or extension of any of the foregoing; provided that the amount of any Investment permitted pursuant to this Section 9.2(f) is not increased from the amount of such Investment on the Effective Date except pursuant to the terms of such Investment as of the Effective Date or as otherwise permitted by another clause of this Section 9.2; (g) Investments in Swap Contracts permitted under Section 9.3; (h) promissory notes and other non-cash consideration that is permitted to be received in connection with Dispositions permitted by Section 9.5; (i) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment; (j) loans and advances to Holdings in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to Holdings (or such direct or indirect parent) in accordance with Section 9.6(e) or (f); (k) advances of payroll payments to employees in the ordinary course of business; (l) Investments to the extent that payment for such Investments is made 5339129.14 98 solely with Qualified Equity Interests of Holdings; (m) Investments in the ordinary course of business consisting of UCC Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers consistent with past practices; (n) Investments made by any Subsidiary that is not a Loan Party; (o) Guarantees by the Borrower or any of its Subsidiaries of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; (p) Investments received in connection with a Disposition permitted by Section 9.5(g); (q) Permitted Acquisitions; and (r) other Investments using cash or Cash Equivalents; provided, that, the Payment Conditions are satisfied. SECTION 9.3 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness or issue any Disqualified Equity Interest, other than: (a) Indebtedness under the Loan Documents; (b) (i) Indebtedness existing on the date hereof set forth on Schedule 9.3(b) which is not otherwise permitted by the other clauses of Section 9.3 and any Permitted Refinancing thereof, (ii) Indebtedness in respect of the Existing Letters of Credit in an aggregate outstanding principal amount not to exceed $2,183,230 at any time, and (iii) intercompany Indebtedness outstanding on the date hereof; provided that all such Indebtedness of any Loan Party owed to any Non-Loan Party shall be subject to the Intercompany Subordination Agreement; (c) Guarantees by the Borrower and its Subsidiaries in respect of Indebtedness of the Borrower or any of its Subsidiaries otherwise permitted hereunder (except that an Excluded Subsidiary that is not a Loan Party may not, by virtue of this Section 9.3(c), Guarantee Indebtedness that such Excluded Subsidiary could not otherwise incur under this Section 9.3); provided that if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guaranty on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness; (d) Indebtedness of the Borrower or any of its Subsidiaries owing to the Borrower or any other Subsidiary to the extent constituting an Investment permitted by Section 9.2; provided that (i) all such Indebtedness of any Loan Party owed to any Person that is not a Loan Party shall be subject to the Intercompany Subordination Agreement and (ii) in the event of any such Indebtedness in respect of the sale, transfer or assignment of Collateral, such 5339129.14 99

Indebtedness shall be duly noted on the books and records of the Loan Parties as being owing in respect of Collateral; (e) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) of the Borrower and its Subsidiaries financing the acquisition, construction, repair, replacement or improvement of fixed or capital assets; provided that such Indebtedness is incurred concurrently with or within ninety (90) days after the applicable acquisition, construction, repair, replacement or improvement and any Permitted Refinancing thereof; provided further that the aggregate principal amount of Indebtedness at any one time outstanding incurred pursuant to this clause (e) shall not exceed $5,000,000; (f) Indebtedness in respect of Swap Contracts designed to hedge against Holdings’, the Borrower’s or any Subsidiary’s exposure to interest rates, foreign exchange rates or commodities pricing risks incurred in the ordinary course of business and not for speculative purposes and Guarantees thereof; (g) Indebtedness representing deferred compensation to employees of the Borrower and its Subsidiaries incurred in the ordinary course of business; (h) Indebtedness to current or former officers, directors, managers, consultants and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of Holdings (or any direct or indirect parent thereof) permitted by Section 9.6; (i) Cash Management Obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements in the ordinary course of business and any Guarantees thereof; (j) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (k) Indebtedness incurred by the Borrower or any of its Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business consistent with past practice in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; (l) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of its Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice, and surety bonds in respect of any Borrower or any Subsidiary in its capacity as a third party administrator in the ordinary course of business for a third party administrator; (m) obligations under Secured Hedge Agreements and Cash Management 5339129.14 100

Obligations at any time outstanding and not incurred in violation of Section 9.3(f); (n) Subordinated Indebtedness in an aggregate outstanding principal amount not to exceed $5,000,000; provided, that, the Administrative Agent shall have received a subordination agreement, in form and substance reasonably satisfactory to Administrative Agent, duly executed and delivered by the holders (or the agent on behalf of such holders) of such Subordinated Indebtedness; (o) other Indebtedness which is unsecured in an aggregate outstanding principal amount not to exceed at any time $10,000,000; and (p) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (o) above. Notwithstanding the foregoing, no Subsidiary that is a Non-Loan Party will guarantee any Indebtedness for borrowed money of a Loan Party unless such Subsidiary becomes a Guarantor. Notwithstanding anything to the contrary contained in this Agreement, Holdings and the Borrower shall not, and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness for borrowed money which is owing to any Specified Insurer. The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 9.3. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Holdings dated such date prepared in accordance with GAAP. SECTION 9.4 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that: (a) any Subsidiary may merge or consolidate with the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction); provided that (x) the Borrower shall be the continuing or surviving Person and (y) such merger or consolidation does not result in the Borrower ceasing to be organized under the Laws of the United States, any state thereof or the District of Columbia; (b) (i) any Subsidiary that is not a Loan Party may merge or consolidate with or into any other Subsidiary of the Borrower that is not a Loan Party, (ii) any Subsidiary may merge or consolidate with or into any other Subsidiary of the Borrower that is a Loan Party, (iii) any merger the sole purpose of which is to reincorporate or reorganize a Loan Party in another jurisdiction in the United States shall be permitted and (iv) any Subsidiary may liquidate or dissolve or change its legal form if the Borrower determines in good faith that such action is in the best interests of the Borrower and its Subsidiaries and is not disadvantageous to the Lenders in any material respect; provided, in the case of clauses (ii) through (iv) of this paragraph (b), 5339129.14 101 that (A) no Event of Default shall result therefrom, (B) no Change of Control shall result therefrom and (C) the surviving Person (or, with respect to clause (iv), the Person who receives the assets of such dissolving or liquidated Subsidiary that is a Guarantor) shall be a Loan Party; (c) any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or another Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (i) the transferee must be a Loan Party or (ii) such Investment must be a permitted Investment in a Subsidiary which is not a Loan Party in accordance with Section 9.2 (other than clause (e) thereof) and must be a permitted Disposition in accordance with Section 9.5; (d) so long as no Default has occurred and is continuing or would result therefrom, any Subsidiary may merge or consolidate with any other Person in order to effect an Investment permitted pursuant to Section 9.2 (other than Section 9.2(e)); provided that if the merger involves a Loan Party, the surviving entity shall be a Loan Party; and (e) so long as no Default has occurred and is continuing or would result therefrom, a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 9.5 (other than Section 9.5(e)). SECTION 9.5 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of obsolete, worn out, used or surplus property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Borrower and its Subsidiaries; (b) Dispositions of inventory and goods held for sale in the ordinary course of business; (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property; provided that to the extent the property being transferred constitutes Collateral, such replacement property shall constitute Collateral; (d) Dispositions of property from a Loan Party to another Loan Party; (e) Dispositions permitted by Sections 9.2 (other than Section 9.2(e)), 9.4 (other than Section 9.4(e)) and 9.6 (other than Section 9.6(c)) and Liens permitted by Section 9.1(other than Section 9.1(m)(ii)); (f) leases, subleases, licenses or sublicenses (including the provision of software under an open source license), in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and its Subsidiaries, taken as a whole; (g) Dispositions of assets (other than Commission Receivables, Intellectual 5339129.14 102

Property or Equity Interest of any Borrower) not otherwise permitted under this Section 9.5; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default has occurred and is continuing), no Default shall have occurred and be continuing or would result from such Disposition; (ii) the aggregate fair market value of all assets Disposed of in any Fiscal Year shall not exceed $10,000,000; and (iii) the Borrower or any of its Subsidiaries shall receive not less than one hundred percent (100%) of such consideration in the form of cash or Cash Equivalents (in each case, free and clear of all Liens at the time received, other than Liens permitted by Section 9.1; (h) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (i) dispositions of assets (other than Eligible Commission Receivables) acquired by Holdings and its Subsidiaries pursuant to a Permitted Acquisition consummated within twelve (12) months of the date of the proposed disposition so long as (i) the assets to be so disposed are not necessary or economically desirable in connection with the business of Borrowers and their Subsidiaries, and (ii) the assets to be so disposed are readily identifiable as assets acquired pursuant to the subject Permitted Acquisition; (j) the unwinding of any Swap Contract; (k) the lapse or abandonment in the ordinary course of business of any registrations or applications for registration of any immaterial IP Rights; (l) to the extent allowable under Section 1031 of the Code (or comparable or successor provision), any exchange of like property (excluding any boot thereon permitted by such provision) for use in any business conducted by the Borrower or any of its Subsidiaries that is not in contravention of Section 9.7; (m) Dispositions of delinquent or doubtful accounts receivable (other than Eligible Commission Receivables) in connection with the collection or compromise thereof in the ordinary course of business; and (n) Dispositions of Cash Equivalents; provided that any Disposition of any property pursuant to this Section 9.5 (except pursuant to Sections 9.5(a), (e), (h), (j), (k) and (m) and except for Dispositions from the Borrower or a Subsidiary that is a Loan Party to the Borrower or a Subsidiary that is a Loan Party), shall be for no less than the fair market value of such property at the time of such Disposition as determined by the Borrower in good faith. To the extent any Collateral is Disposed of as expressly permitted by this Section 9.5 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and, if requested by the Administrative Agent, upon the certification by the Borrower that such Disposition is permitted by this Agreement, the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing. 5339129.14 103

SECTION 9.6 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except: (a) each Subsidiary may make Restricted Payments to Holdings and to its other Subsidiaries (other than to an Excluded Subsidiary) (and, in the case of a Restricted Payment by a non-wholly owned Subsidiary, to Holdings and any of its other Subsidiaries (other than to an Excluded Subsidiary) and to each other owner of Equity Interests of such Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (b) the Borrower and each of its Subsidiaries may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 9.3) of such Person; (c) to the extent constituting Restricted Payments, the Borrower and its Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 9.2 (other than Section 9.2(e)), 9.4 (other than a merger or consolidation of Holdings and the Borrower) or 9.8 (other than Section 9.8(a), (j) or (k)); (d) repurchases and withholding of Equity Interests in Holdings, the Borrower or any of its Subsidiaries upon the vesting or exercise (as applicable) of stock options, warrants, restricted stock units, restricted stock, phantom stock, stock appreciation rights or similar rights if such Equity Interests represent (x) a portion of the exercise or purchase price therefor or (y) satisfaction of any Tax withholding obligations thereunder; (e) so long as no Event of Default shall have occurred and be continuing, the Borrower may pay (or make Restricted Payments to the extent required to allow Holdings or any direct or indirect parent thereof to pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of Holdings (or of any direct or indirect parent thereof) held by any future, present or former employee, director, consultant or distributor (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Borrower (or any direct or indirect parent of the Borrower) or any of its Subsidiaries upon the death, disability, retirement or termination of employment of any such Person or otherwise pursuant to any employee or director equity plan, employee or director stock option plan or any other employee or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any future, present or former employee, director, consultant or distributor of the Borrower (or any direct or indirect parent of the Borrower) or any of its Subsidiaries in an aggregate amount after the Effective Date together with the aggregate amount of loans and advances to Holdings made pursuant to Section 9.2(j) in lieu of Restricted Payments permitted by this clause (e) not to exceed $1,000,000 in any calendar year; (f) Holdings may make Restricted Payments; provided, that, the Payment Conditions are satisfied; (g) the Borrower or any of its Subsidiaries may pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof; and (h) repurchases of Equity Interests (i) deemed to occur on the exercise of 5339129.14 104 options or similar rights by the delivery of Equity Interests in satisfaction of the exercise price of such options or similar rights or (ii) in consideration of withholding or similar Taxes payable by any future, present or former employee, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing), including deemed repurchases in connection with the exercise of options or similar rights. SECTION 9.7 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the Effective Date or any business reasonably related or ancillary thereto. SECTION 9.8 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than: (a) transactions between or among the Borrower or any of its Subsidiaries or any entity that becomes a Subsidiary as a result of such transaction, (b) transactions on terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (c) the Transaction and the payment of fees and expenses (including the Transaction Expenses) related to the Transaction, (d) the issuance of Equity Interests of Holdings to any future, present or former officer, director employee or consultant of the Borrower or any of its Subsidiaries in connection with the Transaction, (e) [Reserved], (f) employment and severance arrangements between Holdings, the Borrower and its Subsidiaries and their respective future, present or former officers, employees, directors or consultants in the ordinary course of business and transactions pursuant to equity incentive plans and employee benefit plans and arrangements, (g) the non-exclusive licensing of trademarks, copyrights or other IP Rights in the ordinary course of business to permit the commercial exploitation of IP Rights between or among Affiliates and Subsidiaries of Holdings or the Borrower, (h) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, future, present or former directors, officers and employees of Holdings and its Subsidiaries or any direct or indirect parent of Holdings in the ordinary course of business, 5339129.14 105

(i) any agreement, instrument or arrangement as in effect as of the Effective Date and set forth on Schedule 9.8, or any amendment thereto (so long as any such amendment is not adverse to the Lenders in any material respect as compared to the applicable agreement as in effect on the Effective Date), (j) Restricted Payments permitted under Section 9.6, (k) [Reserved], (l) transactions in which the Borrower or any of its Subsidiaries, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Subsidiary from a financial point of view or meets the requirements of clause (b) of this Section 9.8, (m) the issuance or transfer of Equity Interests (other than Disqualified Equity Interests) of Holdings to any former, current or future director, manager, officer, employee or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Borrower or any of its Subsidiaries to the extent otherwise permitted by this Agreement, (n) the payment of reasonable out-of-pocket costs and expenses relating to registration rights and indemnities provided to shareholders of Holdings pursuant to the stockholders agreement or the registration and participation rights agreement entered into on the Effective Date in connection therewith, (o) the Investments permitted by Section 9.2, and (p) the Indebtedness permitted by Section 9.3. SECTION 9.9 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that prohibits, restricts, imposes any condition on or limits the ability of (a) any Subsidiary that is not a Loan Party to make Restricted Payments to (directly or indirectly) or to make or repay loans or advances to any Loan Party or to Guarantee the Obligations of any Loan Party under the Loan Documents or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Facility and the Obligations under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations that: (i) (x) exist on the date hereof and (to the extent not otherwise permitted by this Section 9.9) are listed on Schedule 9.9 hereto and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation, (ii) are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary, so long as such Contractual Obligations were not entered into in 5339129.14 106 contemplation of such Person becoming a Subsidiary, (iii) represent Indebtedness of a Subsidiary that is not a Loan Party that is permitted by Section 9.3, (iv) are customary restrictions that arise in connection with (x) any Lien permitted by Sections 9.1(a), (m), (r), (s), (v), (w), (bb) and (cc) and relate to the property subject to such Lien or (y) any Disposition permitted by Section 9.5 applicable pending such Disposition solely to the assets subject to such Disposition, (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 9.2 and applicable solely to such joint venture entered into in the ordinary course of business, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 9.3 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness and the proceeds and products thereof, (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto, (viii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Sections 9.3(e), (j)(i) or (m) to the extent that such restrictions apply only to the property or assets securing such Indebtedness, (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Subsidiary, (x) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (xii) arise in connection with cash or other deposits permitted under Section 9.1, or (xiii) comprise restrictions imposed by any agreement governing Indebtedness entered into after the Effective Date and permitted under Section 9.3 that are, taken as a whole, in the good faith judgment of the Borrower, no more restrictive with respect to the Borrower or any Subsidiary than customary market terms for Indebtedness of such type (and, in any event, are no more restrictive than the restrictions contained in this Agreement), so long as the Borrower shall have determined in good faith that such restrictions will not affect its obligation or ability to make any payments required hereunder. SECTION 9.10 Accounting Changes; Fiscal Year. 5339129.14 107

Make any change in Fiscal Year; provided, however, that the Borrower may, upon written notice to the Administrative Agent, change its Fiscal Year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year. SECTION 9.11 Prepayments, Etc. of Indebtedness. Make or agree to make any prepayment, non-mandatory payment, redemption, retirement, defeasance, purchase or sinking fund payment or other acquisition for value of any of its Indebtedness other than the Indebtedness under the Loan Documents (including, without limitation, by way of depositing money or securities with the trustee therefor), in each case, before the date required for paying any such Indebtedness when due, or otherwise set aside or deposit or invest any sums for the foregoing purpose, except that: (a) Holdings, the Borrower and their Subsidiaries may make any non- mandatory payment or prepayment in respect of such Indebtedness (excluding Subordinated Indebtedness); provided, that, the Payment Conditions are satisfied; (b) Holdings, the Borrower and their Subsidiaries may make payments in respect of Indebtedness permitted under Section 9.3 in connection with a refinancing thereof with the proceeds of a Permitted Refinancing as permitted under Section 9.3; and (c) as to payments in respect of any other Indebtedness permitted under Section 9.3 not subject to the provisions above in this Section 9.11, Holdings, the Borrower and their Subsidiaries may make payments of regularly scheduled principal and interest or other mandatory payments as and when due in respect of such Indebtedness in accordance with the terms thereof (and in the case of any Subordinated Indebtedness, subject to the terms of subordination set forth in the applicable subordination agreement). SECTION 9.12 Modification of Agreements. Amend, modify or change in any manner adverse to the interest of the Lenders or the Loan Parties in any material respect any term or condition of the documentation relating to any Subordinated Indebtedness. SECTION 9.13 Minimum Excess Availability. The Borrowers shall not permit Excess Availability to be less than $6,000,000 at any time. ARTICLE X EVENTS OF DEFAULT SECTION 10.1 Events of Default. Each of the events referred to in clauses (a) through (l) of this Section 10.1 shall constitute an “Event of Default” (a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, (ii) within three (3) Business Days after the 5339129.14 108 same becomes due, any interest on any Loan or (iii) within five (5) Business Days after the same becomes due, any other amount payable hereunder or with respect to any other Loan Document; or (b) Specific Covenants. The Borrower or any Subsidiary fails to perform or observe any term, covenant or agreement contained in; (i) Section 7.1; (ii) Section 7.2(a) or (c); (iii) Section 7.3(a); (iv) Section 7.4; (v) Section 8.1(a); (vi) Section 8.4; (vii) Section 8.8; (viii) Section 8.11; (ix) Section 8.14; or (x) Article IX; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 10.1(a,) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Borrower of written notice thereof from the Administrative Agent; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representation, warranty, certification or statement of fact that is qualified by Material Adverse Effect, materiality or similar language) when made or deemed made; or (e) Cross-Default. (i) Any Loan Party or any Subsidiary (A) fails to make any payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal amount (individually or in the aggregate with all other Indebtedness as to which such a failure shall exist) of not less than $7,500,000; (ii) any Loan Party or any Subsidiary fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts and not as a result of any default thereunder by any Loan Party) the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided further that such failure is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Aggregate Revolving Credit Commitments or acceleration of the Loans pursuant to Section 10.2; or (f) Insolvency Proceedings, Etc. Holdings, the Borrower or any Material Domestic Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its 5339129.14 109 property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for forty-five (45) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for forty-five (45) calendar days, or an order for relief is entered in any such proceeding; or (g) Judgments. There is entered against any Loan Party or any Subsidiary (i) a final judgment or order for the payment of money in an aggregate amount exceeding $7,500,000 (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage thereof) and either (A) such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period in excess of thirty (30) days or (B) enforcement proceedings are commenced with respect to such judgment or order, or (ii) any judgment other than for the payment of money, or injunction, attachment, writ, garnishment or execution is rendered against any Loan Party, any Subsidiary or any Collateral having a value in an aggregate amount exceeding $7,500,000, in each case which is not effectively stayed or bonded; or (h) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party or their respective ERISA Affiliates under Title IV of ERISA in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (ii) any Loan Party or any of their respective ERISA Affiliates fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect; or (i) Invalidity of Loan Documents. Any material provision of any Loan Document at any time after its execution and delivery, and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 9.4 or 9.5), ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Commitments), or purports in writing to revoke or rescind any Loan Document; or (j) Collateral Documents. Any Collateral Document shall for any reason (other than pursuant to the terms hereof or thereof including as a result of a transaction permitted under Section 9.4 or 9.5) cease to create, or any Lien purported to be created by any Collateral Document shall be asserted in writing by any Loan Party not to be, a valid and perfected lien, with the priority required by the Collateral Documents (or other security purported to be created on the applicable Collateral) on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 9.1, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent or the Collateral Agent to maintain possession of certificates actually delivered to it 5339129.14 110 representing securities pledged under the Collateral Documents or to file UCC continuation statements; or (k) [Reserved]. (l) Change of Control. There occurs any Change of Control. SECTION 10.2 Remedies upon Event of Default. (a) If any Event of Default occurs and is continuing, the Administrative Agent may, and at the request of the Requisite Lenders shall, take any or all of the following actions: (i) declare Revolving Credit Commitments of each Lender and any obligation of the Issuers to make L/C Credit Extensions to be terminated, whereupon such Revolving Credit Commitments and obligation shall be terminated; (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Loan Parties; (iii) require that the Borrower Cash Collateralize the Letter of Credit Obligations (in an amount equal to the then Outstanding Amount thereof); and (iv) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Loan Party under the Bankruptcy Code of the United States, the Revolving Credit Commitments of each Lender and any obligation of the Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the Letter of Credit Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. (b) Without limitation of the rights of the Agents or Secured Parties under Section 8.11, the Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Obligations and any proceeds of Collateral after the occurrence and during the continuance of an Event of Default and agrees that during a Cash Dominion Period, and notwithstanding Section 2.13(f) above, the Administrative Agent may in its sole discretion deliver a notice to each Approved Account Bank instructing them to cease complying with any instructions from any Loan Party and to transfer all funds therein to the Administrative Agent and the Administrative Agent shall apply all payments in respect of any Obligations and all funds on deposit in the Concentration Account and all other proceeds of Collateral in the order specified in Section 10.3. SECTION 10.3 Application of Funds. After the exercise of remedies provided 5339129.14 111 for in Section 10.2 (or after the Loans have automatically become immediately due and payable and the Letter of Credit Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 10.2), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: First, ratably, pay any fees, indemnities, or expense reimbursements then due to the Administrative Agent, the Collateral Agent or any Issuer from the Borrower (other than in connection with Cash Management Obligations or Obligations in respect of Secured Hedge Agreements); Second, ratably, to pay any fees or expense reimbursements then due to the Revolving Credit Lenders from the Borrower (other than in connection with Cash Management Obligations or Obligations in respect of Secured Hedge Agreements); Third, to pay interest due and payable in respect of any Loans and any Protective Advances, ratably; Fourth, to pay the principal of the Protective Advances; Fifth, to pay principal on the Loans (other than the Protective Advances) and unreimbursed Letter of Credit Borrowings and to pay any amounts owing with respect to Obligations in respect of Secured Hedge Agreements (exclusive of Specified Secured Hedge Obligations and the Obligations in respect of any other Secured Hedge Agreements in respect of which an Availability Reserve has not been taken by the Administrative Agent), ratably; Sixth, to pay an amount to the Administrative Agent equal to 103% of the Letter of Credit Obligations on such date, to be held in the Concentration Account as cash collateral for such Obligations; Seventh, to pay any amounts owing with respect to Cash Management Obligations, ratably; Eighth, to pay any amounts owing with respect to any Specified Secured Hedge Obligations and any Obligations in respect of any other Secured Hedge Obligations not paid pursuant to clause Fifth above, ratably; Ninth, to the payment of any other Obligation due to the Administrative Agent, the Collateral Agent or any Lender by the Borrower; and Tenth, after all of the Obligations have been paid in full, to the Borrower or as the Borrower shall direct or as otherwise required by Law. Subject to Sections 2.4, 2.15 and 10.5, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Sixth shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Borrower. 5339129.14 112

Notwithstanding the foregoing, if sufficient funds are not available to fund all payments to be made in respect of any Secured Obligation described in any of clauses First through Ninth above, the available funds being applied with respect to any such Secured Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Secured Obligation ratably, based on the proportion of the Administrative Agent’s, the Collateral Agent’s and each Lender’s or Issuer’s interest in the aggregate outstanding Secured Obligations described in such clauses; provided, however, that payments that would otherwise be allocated to the Lenders shall be allocated first to repay Protective Advances pro rata until such Protective Advances are paid in full and then to repay the Loans. The order of priority set forth in clauses First through Eighth above may at any time and from time to time be changed by the agreement of all Lenders without necessity of notice to or consent of or approval by the any Loan Party, any Secured Party that is not a Lender or Issuer or by any other Person that is not a Lender or Issuer. The order of priority set forth in clauses First through Ninth above may be changed only with the prior written consent of the Administrative Agent in addition to that of all Lenders. SECTION 10.4 Actions in Respect of Letters of Credit; Cash Collateral. (a) At any time (i) upon the Credit Termination Date, (ii) after the Credit Termination Date when the aggregate funds on deposit in the Concentration Account to Cash Collateralize Letter of Credit Obligations shall be less than one hundred and three percent (103%) of the Letter of Credit Obligations and (iii) as may be required by Section 2.9 or Section 2.15, the Borrower shall pay to the Administrative Agent in Same Day Funds at the Administrative Agent’s office referred to in Section 12.8, for deposit in the Concentration Account, (x) in the case of clauses (i) and (ii) above, the amount required so that, after such payment, the aggregate funds on deposit in the Concentration Account counts equals or exceeds one hundred and three percent (103%) of the sum of all outstanding Letter of Credit Obligations and (y) in the case of clause (iii) above, the amount required by Section 2.9. The Administrative Agent may, from time to time after funds are deposited in the Concentration Account, apply funds then held in the Concentration Account to the payment of any amounts, in accordance with Section 2.9 and Section 10.2(b), as shall have become or shall become due and payable by the Borrower to the Issuers or Lenders in respect of the Letter of Credit Obligations. The Administrative Agent shall promptly give written notice of any such application; provided, however, that the failure to give such written notice shall not invalidate any such application. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. The Administrative Agent may, at any time and from time to time after the initial deposit of Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations. (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 10.5 or Sections 2.4, 2.9, 2.12, 2.15 or 10.2 in respect of Letters of Credit shall be held and applied to the satisfaction of the 5339129.14 113 specific Letter of Credit Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (c) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender or, as appropriate, its assignee following compliance with Section 12.2(b)(vi)) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 10.5 may be otherwise applied in accordance with Section 10.3), and (y) the Person providing Cash Collateral and the applicable Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. ARTICLE XI THE ADMINISTRATIVE AGENT SECTION 11.1 Appointment and Authorization. (a) Each of the Lenders and the Issuers hereby irrevocably appoints Royal Bank of Canada to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article XI (other than Sections 11.6 and 11.11) are solely for the benefit of the Administrative Agent, the Lenders and the Issuers, and the Borrower shall not have rights as a third party beneficiary of any such provision. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and/or Cash Management Bank) and the Issuers hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or in trust for) such Lender and such Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 11.5 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article XI and Article XII (including Sections 11.3, 11.13, 12.3, 12.4 and 5339129.14 114

12.5, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders. SECTION 11.2 Rights as a Lender. Any Person serving as an Agent (including as Administrative Agent or Collateral Agent) hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Person serving as an Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders. The Lenders acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that no Agent shall be under any obligation to provide such information to them. SECTION 11.3 Exculpatory Provisions. None of the Administrative Agent or any other Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, an Agent (including the Administrative Agent and the Collateral Agent): (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing and without limiting the generality of the foregoing, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law and instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Requisite Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any 5339129.14 115 information relating to the Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as an Agent or any of its Affiliates in any capacity. The Administrative Agent and the Collateral Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Requisite Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 12.1 and 12.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein. The Administrative Agent and the Collateral Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to it by the Borrower, a Lender or an Issuer. No Agent-Related Person shall be responsible for or have any duty to ascertain or inquire into (i) any recital statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or (vii) to inspect the properties, books or records of any Loan Party or any Affiliate thereof. SECTION 11.4 Reliance by the Administrative Agent . The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the applicable Issuer, the Administrative Agent, may presume that such condition is satisfactory to such Lender or such Issuer unless the Administrative Agent, shall have received notice to the contrary from such Lender or such Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its 5339129.14 116 satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Requisite Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders; provided that the Administrative Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law. SECTION 11.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Documents by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent, and any such sub-agent, may perform any and all of its duties and exercise its rights and powers by or through their respective Agent-Related Persons. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Agent-Related Persons of the Administrative Agent, and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. SECTION 11.6 Resignation of Administrative Agent or the Collateral Agent. (a) The Administrative Agent or the Collateral Agent may at any time give notice of its resignation to the Lenders, the Issuers and the Borrower. Upon receipt of any such notice of resignation, the Requisite Lenders shall have the right, with the consent of the Borrower at all times other than when an Event of Default shall have occurred and be continuing (which consent of the Borrower shall not be unreasonably withheld or delayed), to appoint a successor, which shall be a Lender or a bank with an office in the United States, or an Affiliate of any such Lender or bank with an office in the United States. If no such successor shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent or Collateral Agent, as applicable, gives notice of its resignation, then the retiring Administrative Agent or Collateral Agent, as applicable, may on behalf of the Lenders and the Issuers, appoint a successor Administrative Agent or Collateral Agent, as applicable, meeting the qualifications set forth above; provided that if the Administrative Agent or the Collateral Agent, as applicable, shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent or Collateral Agent, as applicable, shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent or the Collateral Agent on behalf of the Lenders or the Issuers under any of the Loan Documents, the retiring Administrative Agent or Collateral Agent, as applicable, shall continue to hold such collateral security until such time as a successor Administrative Agent or such Collateral Agent, as applicable, is appointed), (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuer directly, until such time as the Requisite Lenders appoint a successor Administrative Agent as provided for 5339129.14 117 above in this Section 11.6. Upon the acceptance of a successor’s appointment as Administrative Agent or Collateral Agent, as applicable, hereunder and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Requisite Lenders, may request, in order to (i) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (ii) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent or Collateral Agent, as applicable, and the retiring Administrative Agent or Collateral Agent, as applicable, shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent or Collateral Agent, as applicable, shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s or Collateral Agent’s, as applicable, resignation hereunder and under the other Loan Documents, the provisions of this Article and Sections 12.3, 12.4 and 12.5 shall continue in effect for the benefit of such retiring Administrative Agent or Collateral Agent, as applicable, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent or Collateral Agent, as applicable, was acting as Administrative Agent or Collateral Agent, as applicable. (b) Any resignation by Royal Bank of Canada as Administrative Agent pursuant to this Section shall also constitute its resignation as an Issuer. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuer, (ii) the retiring Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuer shall issue letters of credit in substitution for the Letters of Credit issued by Royal Bank of Canada, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuer to effectively assume the obligations of the retiring Issuer with respect to such Letters of Credit. SECTION 11.7 Non-Reliance on Administrative Agent and Other Lenders; Disclosure of Information by Agents. Each Lender and each Issuer acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent- Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan 5339129.14 118

Parties hereunder. Each Lender and each Issuer also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Agent- Related Persons and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person. SECTION 11.8 No Other Duties; Other Agents, Lead Arranger, Managers, Etc. Each Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Loan Documents, as applicable. Anything herein to the contrary notwithstanding, none of the Lead Arranger or other Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent or a Lender hereunder and such Persons shall have the benefit of this Article XI. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any agency or fiduciary or trust relationship with any Lender, Holdings, the Borrower or any of their respective Subsidiaries. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. SECTION 11.9 [Reserved]. SECTION 11.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuers, the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuers, the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuers, the Administrative Agent under Sections 2.12, 12.3 and 12.4) allowed in such judicial proceeding; and 5339129.14 119

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and (c) any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.12, 12.3 and 12.4. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or any Issuer in any such proceeding. SECTION 11.11 Collateral and Guaranty Matters. Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and the Issuers irrevocably authorizes the Administrative Agent and the Collateral Agent, and each of the Administrative Agent and the Collateral Agent agrees that it will: (a) release any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all Obligations (other than (x) obligations and liabilities under Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made, (y) Cash Management Obligations as to which arrangements satisfactory to the applicable Cash Management Bank shall have been made and (z) contingent indemnification obligations not yet accrued and payable) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements reasonably satisfactory to the Administrative Agent and each applicable Issuer shall have been made), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than a Loan Party, or (iii) subject to Section 12.1, if the release of such Lien is approved, authorized or ratified in writing by the Requisite Lenders; and (b) release or subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 9.1(i). Upon request by the Administrative Agent at any time, the Requisite Lenders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 11.11. In each case as specified in this Section 11.11, the applicable Agent will (and each Lender irrevocably authorizes the applicable Agent to), at the 5339129.14 120

Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 11.11. SECTION 11.12 Secured Cash Management Agreements and Secured Hedge Agreements. (a) Except as otherwise expressly set forth herein or in any Guaranty or any Collateral Document, no Cash Management Bank or Hedge Bank that obtains the benefits of Section 10.3, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article XI to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. (b) Each Secured Party hereby agrees (i) that, after the occurrence and during the continuance of a Cash Dominion Period (and thereafter at such frequency as the Administrative Agent may reasonably request in writing), it will provide to the Administrative Agent, promptly upon the written request of the Administrative Agent, a summary of all Obligations owing to it under this Agreement and (ii) that the benefit of the provisions of the Loan Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not an Agent, a Lender or an Issuing Bank party hereto as long as, by accepting such benefits, such Secured Party agrees, as among the Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by the Administrative Agent, shall confirm such agreement in a writing in form and substance reasonably acceptable to Agent) this Article XI and Sections 3.1, Sections 12.4, 12.6, 12.16, 12.19 and 12.22, and the decisions and actions of any Agent and the Requisite Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders or other parties hereto as required herein) to the same extent a Lender is bound; provided, however, that, notwithstanding the foregoing clause (ii), (x) such Secured Party shall be bound by Sections 12.3, 12.4 and 12.5 only to the extent of liabilities, reimbursement obligations, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements with respect to or otherwise relating to the Liens and Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of pro rata share or similar concept, (y) each of Agents, the Lenders and the Issuers party hereto shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or 5339129.14 121 is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (z) such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Loan Document. SECTION 11.13 Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, Lender shall indemnify upon demand the Administrative Agent and each other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), and hold harmless the Administrative Agent and each other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) from and against such Lender’s ratable share of any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Requisite Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 11.14. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 11.14 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out- of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower, provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto, provided further that the failure of any Lender to indemnify or reimburse the Administrative Agent shall not relieve any other Lender of its obligation in respect thereof. The undertaking in this Section 11.14 shall survive termination of the Commitments, the payment of all other Obligations and the resignation of the Administrative Agent. ARTICLE XII MISCELLANEOUS SECTION 12.1 Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Requisite Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent and each such waiver or consent shall be effective only in the specific instance and for the specific 5339129.14 122 purpose for which given; provided that, no such amendment, waiver or consent shall: (a) extend or increase the Revolving Credit Commitment of any Lender without the written consent of each Lender directly and adversely affected thereby (it being understood that (i) a waiver of any condition precedent set forth in Section 4.2 and (ii) the waiver of any Default, mandatory prepayment or mandatory reduction of the Revolving Credit Commitments shall not constitute an extension or increase of any Revolving Credit Commitment of any Lender); (b) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest without the written consent of each Lender directly and adversely affected thereby (it being understood that (i) a waiver of any condition precedent set forth in Section 4.2 and (ii) the waiver of any Default, mandatory prepayment or mandatory reduction of the Revolving Credit Commitments shall not constitute a postponement of any date scheduled for the payment of principal or interest); (c) reduce the principal of, or the rate of interest specified herein on, any Loan or Letter of Credit Borrowing, or (subject to clause (iii) of the second proviso to this Section 12.1) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby (it being understood that (i) any change to any component of “Excess Availability”, (ii) a waiver of any condition precedent set forth in Section 4.2 and (ii) the waiver of any Default, mandatory prepayment or mandatory reduction of the Revolving Credit Commitments, in each case, shall not constitute shall not constitute a reduction in the rate of interest); provided that only the consent of the Requisite Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate; (d) change any provision of Section 2.9, Section 2.12, this Section 12.1, the definitions of “Eligible Assignees”, “Protective Advances”, Requisite Lenders, or any other provision specifying the number of Lenders or portion of the Loans or Commitments required to take any action under the Loan Documents, without the written consent of each Lender; (e) other than in a transaction permitted under Section 9.4 or 9.5, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; (f) other than in a transaction permitted under Section 9.4 or 9.5, release all or substantially all of the value of the Guarantors, without the written consent of each Lender; (g) [Reserved]; (h) without the prior written consent of all Lenders directly and adversely affected thereby, (i) subordinate the Obligations hereunder to any other Indebtedness, or (ii) except as provided by operation of applicable Law, subordinate the Liens granted hereunder or under the other Loan Documents to any other Lien; or (i) change the order of the application of funds specified in Section 10.3 without the written consent of each Lender directly affected thereby; 5339129.14 123 and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by each Issuer in addition to the Lenders required above, affect the rights or duties of an Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) [Reserved]; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; (iv) [Reserved]; and (v) Section 12.2(g) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Revolving Credit Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding anything to the contrary contained in Section 12.1, guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement and any other Loan Document, amended and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure errors, omissions, ambiguities or defects or (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents. If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Requisite Lenders, the Borrower may replace such non-consenting Lender in accordance with Section 3.7; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph). SECTION 12.2 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may, except as permitted by Section 9.4, assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section, or (iv) to an SPC in 5339129.14 124 accordance with the provisions of subsection (g) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans of any Class (including for purposes of this subsection (b), participations in Letter of Credit Obligations) at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans of any Class at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate unused amount of the Commitment (plus the principal outstanding balance of the Loans) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if a “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld, delayed or conditioned); provided, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met; (C) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned; (ii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld, delayed or conditioned) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; (B) the consent of the Administrative Agent (such consent not 5339129.14 125 to be unreasonably withheld, delayed or conditioned) shall be required for any assignment of a Revolving Credit Commitment or Revolving Loans if such assignment is to a Person that is not a Revolving Credit Lender, an Affiliate of such Revolving Credit Lender or an Approved Fund with respect to such Revolving Credit Lender; and (C) the consent of the Issuers (such consent not to be unreasonably withheld, delayed or conditioned) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); (iii) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The Eligible Assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. All assignments shall be by novation. (iv) No Assignment to Certain Persons. No such assignment shall be made (A) to Holdings, the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B) or (C) to a natural person. (v) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under 5339129.14 126 this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.1, 3.4, 3.5, 12.3, 12.4 and 12.5 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Revolving Credit Note, the Borrower (at its expense) shall execute and deliver a Revolving Credit Note to the assignee Lender and, if applicable, to the assignor Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans and Letter of Credit Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower, any Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice. This Section 12.2(c) and Section 2.7 shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations (or any other relevant or successor provisions of the Code or of such Treasury regulations). (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in Letter of Credit Obligations) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents, the other Lenders and the Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (a), (b), (c), (e) and (f) of the first proviso to Section 12.1 that directly and adversely affects such Participant. Subject to 5339129.14 127 subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1 (subject to the requirements of Sections 3.1(b), (c) or (d), as applicable), Section 3.4 and Section 3.5 (through the applicable Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 12.6 as though it were a Lender, provided such Participant agrees to be subject to Section 12.7 as though it were a Lender. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.1, 3.4 or 3.5 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 3.1 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply and does in fact comply with Section 3.1 as though it were a Lender. Each Lender that sells a participation shall (acting solely for this purpose as an agent of the Borrower) maintain a register complying with the requirements of Sections 163(f), 871(h) and 881(c)(2) of the Code and the Treasury regulations issued thereunder relating to the exemption from withholding for portfolio interest on which is entered the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). A Lender shall not be obligated to disclose the Participant Register to any Person except to the extent such disclosure is necessary to establish that any Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (f) Any Lender may, at any time, pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Revolving Credit Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Notwithstanding anything to the contrary contained herein, any Revolving Credit Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Revolving Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Revolving Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Revolving Loan, the Granting Lender shall be obligated to make such Revolving Loan pursuant to the terms hereof or, if it fails to do so, to make such payment to the Administrative Agent as is required under Section 2.13(e). Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including 5339129.14 128 its obligations under Sections 3.1, 3.4 and 3.5), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Revolving Loan by an SPC hereunder shall utilize the Revolving Credit Commitment of the Granting Lender to the same extent, and as if, such Revolving Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500 (which processing fee may be waived by the Administrative Agent in its sole discretion), assign all or any portion of its right to receive payment with respect to any Revolving Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Revolving Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC. (h) Resignation as Issuer after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Royal Bank of Canada or any other Issuer assigns all of its Revolving Credit Commitment and Revolving Loans pursuant to subsection (b) above, Royal Bank of Canada or the applicable Issuer may, upon thirty (30) days’ notice to the Borrower and the Lenders, resign as Issuer. In the event of any such resignation as Issuer, the Borrower shall be entitled to appoint from among the Lenders a successor Issuer hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Royal Bank of Canada or the applicable Issuer as Issuer. If Royal Bank of Canada or the applicable Issuer resigns as Issuer, it shall retain all the rights, powers, privileges and duties of an Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuer and all Letter of Credit Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in unreimbursed amounts under Letters of Credit pursuant to Section 2.4). Upon the appointment of a successor Issuer, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuer, and (b) the successor Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Royal Bank of Canada or the applicable Issuer to effectively assume the obligations of Royal Bank of Canada or the applicable Issuer with respect to such Letters of Credit. SECTION 12.3 Costs and Expenses. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all reasonable, documented and invoiced out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including (i) all Attorney Costs of 5339129.14 129

Otterbourg PC and (ii) subject to Section 7.4(d), reasonable, documented and invoiced out-of- pocket fees and expenses incurred in connection with field examinations, and (b) to pay or reimburse the Administrative Agent, the Issuers and the Lenders for all reasonable, documented and invoiced out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, including all Attorney Costs of Otterbourg PC); provided, that, the Borrower shall only be liable for the Attorney Costs of one counsel and one local counsel in each appropriate jurisdiction. The agreements in this Section 12.3 shall survive the termination of the Commitments and repayment of all other Obligations. All amounts due under this Section 12.3 shall be paid promptly following receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion and the amount so paid shall be deemed to be a Revolving Loan. SECTION 12.4 Indemnities. The Borrower shall indemnify and hold harmless the Agents, each Lender, each Issuer and their respective Affiliates, directors, officers, employees, agents, controlling persons or advisors and other representatives and the successors and permitted assigns of each of the foregoing (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (but limited, in the case of legal fees and expenses, to the reasonable, documented and invoiced out-of-pocket fees, disbursements and other charges of counsel to the Administrative Agent and, if necessary, one local counsel for all Indemnitees taken as a whole in each appropriate jurisdiction (which may include a single firm of special counsel acting in multiple jurisdictions), and solely in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrower and thereafter retains its own counsel, one additional firm of counsel in each appropriate jurisdiction to each group of affected Indemnitees similarly situated taken as a whole) (i) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liabilities arising out of the activities or operations of the Borrower, any Subsidiary or any other Loan Party, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, 5339129.14 130 claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (A) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any Related Indemnified Person, in each case, as determined by a final, non appealable judgment of a court of competent jurisdiction or (B) any dispute solely among Indemnitees other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under the Facility (excluding their role as a Lender) and other than any claims arising out of any act or omission of the Borrower or any of its Affiliates. To the extent that the undertakings to indemnify and hold harmless set forth in this Section 12.4 may be unenforceable in whole or in part because they are violative of any applicable law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Effective Date) (other than, in the case of any Loan Party, in respect of any such damages incurred or paid by an Indemnitee to a third party). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 12.4 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 12.4 shall be paid within three (3) Business Days after written demand therefor. The agreements in this Section 12.4 shall survive the resignation of the Administrative Agent, the Collateral Agent, or any Issuer, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. This Section 12.4 shall not apply to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. SECTION 12.5 Limitation of Liability. The Loan Parties agree that no Indemnitee shall have any liability (whether in contract, tort or otherwise) to any Loan Party or any of their respective Subsidiaries or any of their respective equity holders or creditors for or in connection with the transactions contemplated hereby and in the other Loan Documents, except to the extent such liability is determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee’s gross negligence or willful misconduct or bad faith. In no event, shall any party hereto or any Indemnitee be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). Each party hereto hereby waives, releases and agrees (each for itself and on behalf of its Subsidiaries) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor. SECTION 12.6 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, 5339129.14 131 time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such other Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 12.7 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain payment in respect of any principal of or interest on account of the Loans made by it, or the participations in Letter of Credit Obligations (in each case, whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in Letter of Credit Obligations as shall be necessary to cause such purchasing Lender to share the excess payment of principal of or interest on such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 12.13 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The provisions of this Section shall not be construed to apply to the application of Cash Collateral provided for in Sections 10.3 and 10.5. For avoidance of doubt, the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement as in effect from time to time or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant permitted hereunder. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of set-off, but subject to Section 12.6) 5339129.14 132 with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 12.7 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 12.7 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. SECTION 12.8 Notices and Other Communications; Facsimile Copies. (a) General. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to Holdings, the Borrower, the Agent or an Issuer, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 12.8; and (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or Issuer pursuant to Article II if such Lender or Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, each in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. (c) Receipt. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s 5339129.14 133 receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (d) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Agent-Related Persons or the Lead Arranger (collectively, the “Agent Parties”) have any liability to Holdings, the Borrower, any Lender, any Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to Holdings, the Borrower, any Lender, any Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (e) Change of Address. Each of Holdings, the Borrower, the Administrative Agent and each Issuer may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, and each Issuer. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non- public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. 5339129.14 134

(f) Reliance by Administrative Agent, Issuers and Lenders. The Administrative Agent, the Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Issuer, each Lender and the Agent-Related Persons of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. SECTION 12.9 No Waiver; Cumulative Remedies. No failure by any Lender, the Administrative Agent or the Collateral Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. SECTION 12.10 Binding Effect. This Agreement shall become effective when it shall have been executed by the Loan Parties and the Administrative Agent, and the Administrative Agent shall have been notified by each Lender, and each Issuer that each such Lender, and Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Loan Parties, each Agent and each Lender and their respective successors and assigns. SECTION 12.11 Governing Law; Submission to Jurisdiction; Service of Process. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). (b) THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT AND EACH LENDER EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN 5339129.14 135

SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT. (c) THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT AND EACH LENDER EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.8. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. SECTION 12.12 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 12.13 Marshaling; Payments Set Aside. None of the Administrative Agent, the Collateral Agent, any Lender or any Issuer shall be under any obligation to marshal any assets in favor of the Loan Parties or any other party or against or in payment of any or all of the Obligations. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of set-off, and such payment 5339129.14 136 or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect. SECTION 12.14 Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Sections 4.1 and 4.3, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement. SECTION 12.15 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 12.16 Confidentiality. Each of the Administrative Agent, the Lenders and the Issuers agrees to maintain the confidentiality of the Information in accordance with its customary procedures (as set forth below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, provided that the Administrative Agent or such Lender, as applicable, agrees that it will notify the Borrower as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority) unless such notification is prohibited by law, rule or regulation, (d) to any other party 5339129.14 137 hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions at least as restrictive as those of this Section 12.16, any actual or prospective direct or indirect counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower; (h) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender); or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuer, any Lender, or any of their respective Affiliates on a nonconfidential basis from a source other than Holdings, the Borrower or any Subsidiary thereof, and which source is not known by such Agent or Lender to be subject to a confidentiality restriction in respect thereof in favor of the Borrower or any Affiliate of the Borrower. For purposes of this Section, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof, it being understood that all information received from Holdings, the Borrower or any Subsidiary after the date hereof shall be deemed confidential unless such information is clearly identified at the time of delivery as not being confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so in accordance with its customary procedures if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. SECTION 12.17 Use of Name, Logo, etc. Each Loan Party consents to the publication in the ordinary course by the Administrative Agent or the Lead Arranger of customary advertising material relating to the financing transactions contemplated by this Agreement using such Loan Party’s name, product photographs, logo or trademark. Such consent shall remain effective until revoked by such Loan Party in writing to the Administrative Agent and the Lead Arranger. SECTION 12.18 USA PATRIOT Act Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Loan Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender, the Administrative Agent to identify each Loan Party in accordance with the USA PATRIOT Act. The Borrower shall, promptly following a request by the Administrative 5339129.14 138

Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act. SECTION 12.19 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Loan Parties acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Agents and the Lead Arranger are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Agents and the Lead Arranger, on the other hand, (B) each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Loan Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Agents, the Lead Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties or any of their respective Affiliates, or any other Person and (B) none of the Agents, the Lead Arranger nor any Lender has any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Agents, the Lead Arranger, the Lender and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Agents, the Lead Arranger nor any Lender has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates. To the fullest extent permitted by law, each of the Loan Parties hereby waives and releases any claims that it may have against the Agents, the Lead Arranger nor any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 12.20 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 12.20, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent or the applicable Issuer, then such provisions shall be deemed to be in effect only to the extent not so limited. SECTION 12.21 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall 5339129.14 139 survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent, each Issuer and each Lender, regardless of any investigation made by the Administrative Agent, any Issuer or any Lender or on their behalf and notwithstanding that the Administrative Agent, any Issuer or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. SECTION 12.22 Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party under any of the Loan Documents (including the exercise of any right of set-off, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party (including, without limitation, with respect to any Secured Hedge Agreement), without the prior written consent of the Administrative Agent (which shall not be withheld in contravention of Section 11.4). The provision of this Section 12.22 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party. SECTION 12.23 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. SECTION 12.24 Administrative Borrower as Agent for Borrowers. Each Borrower hereby irrevocably appoints eHealth as the borrowing agent and attorney-in-fact for all Borrowers (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (a) to provide Agent with all notices with respect to Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and the other Loan Documents (and any notice or instruction provided by Administrative Borrower shall be deemed to be given by all Borrowers hereunder and shall bind each Borrower), (b) to receive notices and instructions from any Secured Party (and any notice or instruction provided by any Secured Party to the Administrative Borrower in accordance with the terms hereof shall be deemed to have been given to each Borrower), and (c) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the 5339129.14 140 purposes of this Agreement. SECTION 12.25 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.] 5339129.14 141

Schedule I Commitments Revolving Credit Commitment Name of Lender Commitment Amount Royal Bank of Canada $40,000,000 Total $40,000,000

Schedule II Guarantors PlanPrescriber, Inc.

Schedule III Existing Letters of Credit Letter of Undrawn Issuer Beneficiary Credit Number Face Amount Expiry Date Silicon Valley Augustine SVBSF012744 $1,459,214 May 2, 2019 Bank Bowers LLC Silicon Valley Ascentris-116B, SVBSF012611 $575,000 July 15, 2019 Bank LLC Silicon Valley 340 Middlefield SVBSF007386 $149,016 April 10, 2019 Bank LLC

Schedule 1.1(A) Collateral Documents on Effective Date Security Agreement 5418921.3

Schedule 5.10(A) ERISA Compliance None. -2- 5418921.3

Schedule 5.11

Subsidiaries and Other Equity Investments

Loan Party	Issuer	Issuer Jurisdiction	Ownership Percentage	Required to be Pledged at Closing?
eHealth, Inc.	eHealthInsurance Services, Inc.	Delaware	100%	Yes
eHealth, Inc.	eHealth China, Inc.	Delaware	100%	Yes as to 65%
eHealth, Inc.	PlanPrescriber, Inc.	Delaware	100%	Yes
eHealth, Inc.	Wealth, Health and Life Advisors, LLC	Texas	100%	Yes
eHealth, Inc.	eHealth PPS, Inc.	California	100%	No
eHealth, Inc.	eHealth Administrators, Inc.	Delaware	100%	No
eHealth China, Inc.	eHealth China (Xiamen) Technology Co., Ltd.	China	100%	No

5418921.3

Schedule 8.11 Deposit Accounts Name of Com12an:l AccOlmt Number T�e of AccOlmt Name & Address of Financial Institutions eHealthInsurance Checking Silicon Valley Bank. Se1vices, Inc. 3003 Tasman Drive, Santa Clara CA 95054 eHealthInsurance Checking Silicon Valley Bank. Se1vices, Inc. 3003 Tasman Drive, Santa Clara CA 95054 Wealth, Health and Life Checking Wells Fargo Ban1c, Advisors LLC N.A P.O. Box 6995 Po11land, OR 97228- 6995 5418921.3

Schedule 8.14 Post-Closing Deliverables Loan Parties shall deliver or cause to be delivered to Administrative Agent, by no later than the dates referred to below with respect to each such item (or such later date as Administrative Agent shall agree in writing), the items set forth below: 1. Within three (3) days after the Effective Date, Administrative Agent shall have received the original stock certificate representing the Pledged Equity of eHealth China, Inc., a Delaware corporation, accompanied by an undated stock power executed in blank; 2. Within thirty (30) days after the Effective Date, Administrative Agent shall have received, in form and substance reasonably satisfactory to Administrative Agent, a Deposit Account Control Agreement with respect to the Material Bank Accounts of the Loan Parties maintained at Silicon Valley Bank, duly authorized, executed and delivered by Silicon Valley Bank and the applicable Loan Parties; 3. Within thirty (30) days after the Effective Date, Administrative Agent shall have received, in form and substance reasonably satisfactory to Administrative Agent, an effective account control agreement with respect to the securities accounts of the Loan Parties maintained at Morgan Stanley Smith Barney LLC, duly authorized, executed and delivered by Morgan Stanley Smith Barney LLC and the applicable Loan Parties; and 4. Within thirty (30) days after the Effective Date, Administrative Agent shall have received, in form and substance reasonably satisfactory to Administrative Agent, an effective account control agreement with respect to the securities accounts of the Loan Parties maintained at U.S. Bank, N.A, duly authorized, executed and delivered by U.S. Bank, N.A, SVB Asset Management and the applicable Loan Parties. 5419158.4

Schedule 9.1(b) Existing Liens We entered into a Premium Finance Agreement with AFCO Acceptance Corporation (“AFCO”) dated June 12, 2018 (as amended from time to time, the “AFCO Agreement”) whereby we granted a security interest to AFCO as collateral for the total amount payable under the agreement. The Lien granted pursuant to the AFCO Agreement covers the following collateral: (a) any and all unearned premiums or dividends which may become payable for any reason under all insurance policies financed by AFCO, (b) loss payments which reduce the unearned premiums, subject to any mortgagee or loss payee interests and (c) any interest in any state guarantee fund relating to any financed policy. We entered into a Master Lease and Financing Agreement with Cisco Systems Capital Corporation (“Cisco Capital”) dated August 3, 2016 (as amended from time to time, the “Cisco Capital Agreement”) whereby we granted a security interest to Cisco Capital as collateral for the total amount payable under the agreement and any related schedules. The Lien granted pursuant to the Cisco Capital Agreement covers the following collateral: any leased Equipment or financed Soft Cost Items (as such terms are defined in the Cisco Capital Agreement) identified in a written schedule as may be executed by authorized representatives of the parties from time to time in their discretion pursuant to the Cisco Capital Agreement. We entered into a Master Lease Agreement with Integrated Copy Solutions, Inc. (“ICS”) dated November 11, 2015 (as amended from time to time, the “ICS Agreement”) whereby we granted a security interest to ICS as collateral for the total amount payable under the agreement and any related schedules. ICS subsequently assigned its rights, title and interest in the agreement to U.S. Bank Equipment Finance, a division of U.S. Bank National Association. The Lien granted pursuant to the ICS Agreement covers the following collateral: the goods leased under the ICS Agreement, together with all replacements, parts, repairs, additions, and accessions incorporated therein or attached thereto and any and all proceeds of the foregoing, including, without limitation, insurance recoveries, and certain financed software and services. 5418921.3

Schedule 9.2(f) Investments None. 5418921.3

Schedule 9.3(b) Existing Indebtedness We entered into a Premium Finance Agreement with AFCO Acceptance Corporation dated June 12, 2018 to finance the payment of insurance premiums. The amount financed was $470,105 and the remaining balance was $470,105 as of June 30, 2018. We entered into a Master Lease and Financing Agreement with Cisco Systems Capital Corporation dated August 3, 2016, as amended by a Schedule dated May 27, 2017, to finance support and maintenance services from Touchbase Global Services, Inc. and Groupware Technology, Inc. The amount financed was $1,912,936 and the remaining balance was $ 1,139,091as of June 30, 2018. We entered into a Master Lease Agreement with Integrated Copy Solutions, Inc. dated November 11, 2015, as amended by various subsequent schedules, to finance our lease of various printers and copy machines. The remaining balance under the lease was $178,047 as of June 30, 2018. On January 16, 2018, eHealth, Inc. entered into a Purchase Agreement with Wealth, Health and Life Advisors, LLC (d/b/a GoMedigap), a Texas limited liability company (“GoMedigap”), WHL Advisors, Inc., a Texas Corporation (“WHL”), Qavah Ventures, LLC, a Texas limited liability company (together with WHL, the “Members”), Richard Cantu and Kevin Walbrick, and Kevin Walbrick as the exclusive member representative thereunder, pursuant to which the Company acquired all outstanding membership interests of GoMedigap. If, as and when payable under the Purchase Agreement, the Members will be entitled to receive earnout payments (the “Earnout Consideration”) with an aggregate value equal to approximately $30 million, consisting of approximately $20 million in cash and an aggregate of approximately 589,275 shares of Company Common Stock. The Earnout Consideration will become payable, subject to the terms and conditions of the Purchase Agreement, upon the final determination of the achievement of certain milestones in 2018 and 2019. 5418921.3

Schedule 9.8 Transactions with Affiliates Research and Development Services Agreement dated June 26, 2008 between eHealthInsurance Services, Inc. and eHealth China (Xiamen) Technology Co., Ltd. AT&T Cross Charging Agreement for AT&T Services effective January 1, 2012 between eHealthInsurance Services, Inc. and eHealth China (Xiamen) Technology Co., Ltd. Employee Training Contract effective January 1, 2012 between eHealthInsurance Services, Inc. and eHealth China (Xiamen) Technology Co., Ltd. -8- 5418921.3

Schedule 9.9 Burdensome Agreements None. 5418921.3

Schedule 12.8 Administrative Agent’s Office, Certain Addresses for Notices Borrower: eHealth, Inc. 440 East Middlefield Road Mountain View, CA 94043 Attention: Scott Giesler, General Counsel with a copy to: Wilson Sonsini Goodrich and Rosati One Market Plaza Spear Tower, Suite 3300 San Francisco, CA 94105 Attention: Randy Lewis, Esq. Fax: (415) 947-2099 Administrative Agent: Royal Bank of Canada 4th Floor, 20 King Street West Toronto, Ontario M5H 1C4 Attention: Manager, Agency Services Group Fax: (416) 842-4023 with a copy to: Otterbourg P.C. 230 Park Avenue New York, NY 10169 Attention: Michael Barocas Fax: (212) 682-6104 Issuer: Royal Bank of Canada Three World Financial Center 200 Vesey Street, New York, New York 10281 Attention: Global Loans Administration Fax: (212) 428-2372 with a copy to: Otterbourg P.C. 230 Park Avenue New York, NY 10169 Attention: Michael Barocas Fax: (212) 682-6104

EXHIBIT A TO CREDIT AGREEMENT Form of Assignment and Assumption This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]22 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and[the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the Facility (including, without limitation, the Letters of Credit included in the Facility) and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees. A-1 5347555.8

1. Assignor[s]: 2. Assignee[s]: [for each Assignee identify Lender] 3. Borrower: eHealth, Inc. and certain of its affiliates 4. Administrative Agent: Royal Bank of Canada, including any successor thereto, as the administrative agent under the Credit Agreement 5. Credit Agreement: The Credit Agreement, dated as of September 17, 2018, among eHealth, Inc., certain of its affiliates, the Lenders and Issuers from time to time party thereto, and Royal Bank of Canada, as Administrative Agent and Collateral Agent. 6. Assigned Interest: Percentage Aggregate Amount of Amount of Assigned of Commitment/Loans for Commitment/Loans Commitment/ Assignor[s]5 Assignee[s]6 all Lenders7 Assigned Loans8 $ $ % $ $ % $ $ % [7. Trade Date: 9 Effective Date: , 20 [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] 5 List each Assignor, as appropriate. 6 List each Assignee, as appropriate. 7 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 8 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 9 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date. A-2 5347555.8

The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR[S] [NAME OF ASSIGNOR] By: ____________________________ Name: ____________________________ Title: ____________________________ [NAME OF ASSIGNOR] By: ____________________________ Name: ____________________________ Title: ____________________________ ASSIGNEE[S] [NAME OF ASSIGNEE] By: ____________________________ Name: ____________________________ Title: ____________________________ [NAME OF ASSIGNEE] By: ____________________________ Name: ____________________________ Title: ____________________________ [Consented to and]10 Accepted: ROYAL BANK OF CANADA, as Administrative Agent By: ____________________________ Name: ____________________________ Title: ____________________________ 10 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. A-3 5347555.8

[Consented to:]11 [NAME OF RELEVANT PARTY] By: ____________________________ Name: ____________________________ Title: ____________________________ 11 To be added only if the consent of the Borrower and/or other parties (e.g., Issuing Bank) is required by the terms of the Credit Agreement. A-4 5347555.8

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 12.2(b) of the Credit Agreement (subject to such consents, if any, as may be required under Section 12.2(b)(ii) of the Credit Agreement), (iii) from and after the Effective Date referred to in this Assignment and Assumption, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1(a), (b) and (c) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest and (vii) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, including but not limited to any documentation required pursuant to Section 3.1 of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem A-5 5347555.8 appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts (and by different parties hereto indifferent counterparts), each of which shall constitute an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the conflict of laws principles thereof, but including Section 5-1401 of the New York General Obligations Law. A-6 5347555.8

EXHIBIT B TO CREDIT AGREEMENT Form of Revolving Credit Note $ .00 , 20 FOR VALUE RECEIVED, the undersigned (individually and collectively, the “Borrower”, together with all successors and assigns, the “Borrowers”), jointly and severally, promises to pay [____] (hereinafter, together with its successors in title and permitted assigns, the “Lender”), the principal sum of [____]DOLLARS ($[___].00), or, if less, the aggregate unpaid principal balance of Revolving Loans made by the Lender to or for the account of the Borrower pursuant to the Credit Agreement (as hereafter defined) and amounts advanced by the Lender in respect of any Letter of Credit, with interest, fees, expenses and costs at the rate and payable in the manner stated in the Credit Agreement. As used herein, the “Credit Agreement” means and refers to that certain Credit Agreement, dated as of September 17, 2018 (as such may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time) by and among EHEALTH, INC., certain of its affiliates, ROYAL BANK OF CANADA, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent under the Loan Documents, and each Lender and Issuer from time to time party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement. This is a “Revolving Credit Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. This Revolving Credit Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. The principal of, and interest on, this Revolving Credit Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. The Administrative Agent’s books and records concerning the Revolving Loans and amounts owing in respect of Letters of Credit, the accrual of interest and fees thereon, and the repayment of such Revolving Loans and Letters of Credit, shall be prima facie evidence of the indebtedness to the Lender hereunder, absent manifest error. No delay or omission by the Administrative Agent or the Lender in exercising or enforcing any of the Administrative Agent’s or Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver. The Borrower waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. The Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent and/or the Lender with respect to this Revolving Credit Note and/or any Collateral Document or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower or any other Person obligated on account of this Revolving Credit Note. B-1 5347555.8

This Revolving Credit Note shall be binding upon the Borrower and upon its successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees and assigns. The Borrower agrees that any action or proceeding arising out of or relating to this Revolving Credit Note or for recognition or enforcement of any judgment, may be brought in the courts of the state of New York sitting in New York City in the Borough of Manhattan or of the United States for the Southern District of New York, and any appellate court from any thereof, and by execution and delivery of this Revolving Credit Note, the Borrower and the Lender each consent, for itself and in respect of its property, to the exclusive jurisdiction of those courts. To the fullest extent permitted by applicable Law, each of the Borrower and, by its acceptance hereof, the Lender, irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Revolving Credit Note in any court referred to in Section 12.11(b) of the Credit Agreement. Each of the Borrower and, by its acceptance hereof, the Lender, hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. Each of the Borrower and, by its acceptance hereof, the Lender, makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Administrative Agent and the Lender or the Borrower, as applicable, are each relying thereon. THE BORROWER, AND THE LENDER BY ITS ACCEPTANCE HEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS REVOLVING CREDIT NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). [Remainder of page intentionally left blank] B-2 5347555.8

IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be duly executed and delivered by its duly authorized officer as of the date first above written. EHEALTH, INC. By: ____________________________ Name: ____________________________ Title: ____________________________ EHEALTHINSURANCE SERVICES, INC. By: ____________________________ Name: ____________________________ Title: ____________________________ WEALTH, HEALTH AND LIFE ADVISORS, LLC By: ____________________________ Name: ____________________________ Title: ____________________________ B-3 5347555.8

LOANS AND PAYMENTS Date Amount of Loan Maturity Date Payments of Principal Balance Name of Person Principal/Interest of Note Making this Notation B-4 5347555.8

EXHIBIT C TO CREDIT AGREEMENT Form of Notice of Borrowing , Royal Bank of Canada, as Administrative Agent under the Credit Agreement referred to below 4th Floor, 20 King Street West Toronto, Ontario M5H 1C4 Attn: Portfolio Manager – eHealth, Inc. Re: eHealth, Inc. Reference is made to that certain Credit Agreement, dated as of September 17, 2018 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among eHealth, Inc., a Delaware corporation (“eHealth”), certain of its affiliates, Royal Bank of Canada, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent under the Loan Documents, and each Lender and Issuer from time to time party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement. The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.2 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement and, in connection therewith, sets forth below the information relating to the Borrowing (the “Proposed Borrowing”) as required by Section 2.2 of the Credit Agreement: (a) The date of the Proposed Borrowing is , (the “Funding Date”). (b) The aggregate principal amount of the Borrowing is $ . (c) $ of the Borrowing shall be of [Base Rate Loans] [Eurocurrency Rate Loans]. (d) For Eurocurrency Rate Loan: with an initial Interest Period of [months] (such initial Interest Period to comply with the provisions of the definition of “Interest Period”). C-1 5347555.8

The undersigned hereby represents and warrants that the conditions set forth in Sections 4.2(b) and (c) of the Credit Agreement shall be satisfied on the Funding Date both immediately before and immediately after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom. [Remainder of page intentionally left blank] C-2 5347555.8

EHEALTH, INC. By: ____________________________ Name: ____________________________ Title: ____________________________ C-3 5347555.8

EXHIBIT D TO CREDIT AGREEMENT Form of Compliance Certificate [Insert date] Reference is made to that certain Credit Agreement, dated as of September 17, 2018 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among eHealth, Inc., a Delaware corporation (“eHealth” or “Holdings”), certain affiliates of Holdings, Royal Bank of Canada, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent under the Loan Documents, and each Lender and Issuer from time to time party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement. Pursuant to Section 7.2(a) of the Credit Agreement, the undersigned, solely in his/her capacity as the [chief financial officer] [chief executive officer] of Holdings, and not in his/her individual capacity, certifies as follows: 1. [Attached hereto as Exhibit A is a Consolidated balance sheet of Holdings and its Subsidiaries for the fiscal year ended [ ], 20[ ], and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such Fiscal Year, together with related notes thereto and management’s discussion and analysis describing results of operations, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion has been prepared in accordance with generally accepted auditing standards and is not subject to any “going concern” or like qualification or exception or any qualification or exception (other than a going concern or like qualification or exception resulting solely from an upcoming maturity date under the Facility occurring within one year from the time such opinion is delivered) as to the scope of such audit.]1 2. [Attached hereto as Exhibit A is a condensed consolidated, unaudited balance sheet of Holdings and its Subsidiaries as at the end of the fiscal month ended [____], and the related (i) consolidated, unaudited statements of income or operations for such fiscal month and for the portion of the Fiscal Year then ended and (ii) consolidated, unaudited statements of cash flows for the portion of the Fiscal Year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal month of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, all in reasonable detail (collectively, the “Financial Statements”). Such Financial Statements fairly present in all material respects the financial condition, results of operations and cash flows of Holdings and its Subsidiaries in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes.]2 1 To be included if accompanying annual financial statements 2 To be included if accompanying monthly financial statements D-1 5347555.8

3. [Attached hereto as Exhibit B are the Projections required to be delivered pursuant to Section 7.1(c) of the Credit Agreement. Such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time made. Actual results may vary from such Projections and such variations may be material.]3 4. [To my knowledge, except as otherwise disclosed to the Administrative Agent pursuant to the Credit Agreement, no Event of Default has occurred and is continuing.] [If unable to provide the foregoing certification, attach an Annex A specifying the details of the Event of Default that has occurred and is continuing and any action taken or proposed to be taken with respect thereto.] 5. [Attached hereto is the information required to be delivered pursuant to Section 7.2(d) and (e) of the Credit Agreement.] [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK] 3 To be included only in annual Compliance Certificate D-2 5347555.8

IN WITNESS WHEREOF, the undersigned, solely in his/her capacity as a [chief financial officer] [chief executive officer] of eHealth, Inc., and not in his/her individual capacity, has executed this certificate for and on behalf of eHealth, Inc. and has caused this certificate to be delivered as of the date first set forth above. EHEALTH, INC. By: ____________________________ Name: ____________________________ Title: ____________________________ D-3 5347555.8

Exhibit A to Compliance Certificate (see attached) D-4 5347555.8

Exhibit B to Compliance Certificate (see attached) D-5 5347555.8

EXHIBIT E TO CREDIT AGREEMENT Form of Letter of Credit Request , [Name of Issuer], as an Issuer under the Credit Agreement referred to below Royal Bank of Canada, as Administrative Agent under the Credit Agreement referred to below 4th Floor, 20 King Street West Toronto, Ontario M5H 1C4 Telecopier: 416.842.4023 Attention: Manager, Agency Services Group Re: eHealth, Inc. Reference is made to that certain Credit Agreement, dated as September 17, 2018 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among eHealth, Inc. a Delaware corporation, certain of its affiliates, Royal Bank of Canada, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent under the Loan Documents, and each Lender and Issuer from time to time party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement. The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.4 of the Credit Agreement that the undersigned requests the issuance of a Standby Letter of Credit by [Name of Issuer] [for its own account] [for the account of a Subsidiary of the Borrower] [for the benefit of [Name of Beneficiary]], in the amount of $[ ] to be issued on, (the “Issue Date”) and having an expiration date of , . The undersigned hereby represents and warrants that the conditions set forth in Sections 4.2(b) and (c) of the Credit Agreement shall be satisfied on the Issue Date both immediately before and immediately after the proposed issuance. [Remainder of page intentionally left blank] EHEALTH, INC. By: ____________________________ Name: ____________________________ Title: ____________________________ E-1 5347555.8

EXHIBIT F TO CREDIT AGREEMENT Form of Notice of Conversion or Continuation , Royal Bank of Canada, as Administrative Agent under the Credit Agreement referred to below 4th Floor, 20 King Street West Toronto, Ontario M5H 1C4 Telecopier: 416.842.4023 Attention: Manager, Agency Services Group Re: eHealth, Inc. Reference is made to that certain Credit Agreement, dated as of September 17, 2018 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among eHealth, Inc., a Delaware corporation, certain of its affiliates, Royal Bank of Canada, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent under the Loan Documents, and each Lender and Issuer from time to time party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement. The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.11 of the Credit Agreement that the undersigned hereby requests a [conversion on ______, __][continuation] of [$_____] in principal amount of presently outstanding Revolving Loans that are [Base Rate Loans] [Eurocurrency Rate Loans] having an Interest Period ending on _____, ___ [to] [as][Base Rate] [Eurocurrency Rate] Loans. [The Interest Period for such amount requested to be converted to or continued as Eurocurrency Rate Loans is ____[month[s]]. [Remainder of page intentionally left blank] F-1 5347555.8

In connection herewith, the undersigned has executed this notice as of the date first set forth above. EHEALTH, INC. By: ____________________________ Name: ____________________________ Title: ____________________________ F-2 5347555.8

EXHIBIT G TO CREDIT AGREEMENT Form of Guaranty (See Attached) G-1 5347555.8

[Execution] GUARANTY dated as of September 17, 2018 among PLANPRESCRIBER, INC. and THE OTHER GUARANTORS PARTY HERETO FROM TIME TO TIME, and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent 5347156.7

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS .......................................................................................................... 1 Section 1.01 Credit Agreement Definitions. ............................................................. 1 Section 1.02 Other Defined Terms ........................................................................... 1 ARTICLE II GUARANTEE.......................................................................................................... 2 Section 2.01 Guarantee. ............................................................................................ 2 Section 2.02 Guarantee of Payment. ......................................................................... 2 Section 2.03 No Limitations. .................................................................................... 3 Section 2.04 Reinstatement. ...................................................................................... 4 Section 2.05 Agreement To Pay; Subrogation. ......................................................... 5 Section 2.06 Information. ......................................................................................... 5 ARTICLE III INDEMNITY, SUBROGATION AND SUBORDINATION ................................ 5 ARTICLE IV MISCELLANEOUS ............................................................................................... 6 Section 4.01 Notices. ................................................................................................ 6 Section 4.02 Waivers; Amendment. ......................................................................... 6 Section 4.03 Administrative Agent’s and Collateral Agent’s Fees and Expenses; Indemnification. .................................................................. 6 Section 4.04 Successors and Assigns........................................................................ 8 Section 4.05 Survival of Agreement. ........................................................................ 8 Section 4.06 Counterparts; Effectiveness; Several Agreement. ............................... 9 Section 4.07 Severability. ......................................................................................... 9 Section 4.08 GOVERNING LAW, ETC. ................................................................. 9 Section 4.09 WAIVER OF RIGHT TO TRIAL BY JURY.................................... 10 Section 4.10 Headings. ........................................................................................... 10 Section 4.11 Obligations Absolute. ........................................................................ 11 Section 4.12 Termination or Release ...................................................................... 11 Section 4.13 Additional Subsidiaries. ..................................................................... 11 Section 4.14 Recourse; Limited Obligations. ......................................................... 11 5347156.7

EXHIBITS Exhibit I Form of Guaranty Supplement 5347156.7

This GUARANTY, dated as of September 17, 2018 (this “Guaranty"), is among PLANPRESCRIBER, INC., a Delaware corporation (“PlanPrescriber”), and the other Guarantors from time to time party hereto and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Secured Parties (as defined below). Reference is made to the Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among eHealth, Inc., a Delaware corporation (“eHealth”), eHealthInsurance Services, Inc., a Delaware corporation (“eHealthInsurance”), Wealth, Health and Life Advisors, LLC, a Texas limited liability company (“GoMedigap” and, together with eHealth, eHealthInsurance and any other Person that may become a borrower party to the Credit Agreement, individually and collectively, the “Borrower”), the Guarantors, the Lenders party thereto, Royal Bank of Canada, as Administrative Agent and Collateral Agent, and others. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, and the Issuers have agreed to issue Letters of Credit for the account of the Borrower or a Subsidiary of the Borrower on the terms and conditions set forth therein. The obligations of the Lenders to extend such credit, and the obligation of the Issuers to issue Letters of Credit, are, in each case, conditioned upon, among other things, the execution and delivery of this Guaranty by each Guarantor (as defined below). The Guarantors are affiliates of one another, will derive substantial direct and indirect benefits from (i) the extensions of credit to the Borrower pursuant to the Credit Agreement and (ii) the issuance of Letters of Credit by the Issuers for the account of the Borrower and, in accordance with the Credit Agreement, the Guarantors are willing to execute and deliver this Guaranty in order to induce the Lenders to extend such credit and the Issuers to issue such Letters of Credit. Accordingly, the parties hereto agree as follows: ARTICLE I Definitions Section 1.01 Credit Agreement Definitions. (a) Capitalized terms used in this Guaranty, including the preamble and introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in the Credit Agreement. (b) The rules of construction specified in Article I of the Credit Agreement also apply to this Guaranty. Section 1.02 Other Defined Terms. As used in this Guaranty, the following terms have the meanings specified below: “Accommodation Payment” has the meaning assigned to such term in Article III hereof. “Allocable Amount” has the meaning assigned to such term in Article III hereof. 5347156.7

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Guaranty. “Discharge of Obligations” means the time at which all Obligations (other than (i) contingent indemnification and reimbursement obligations as to which no claim has been asserted by the Person entitled thereto, (ii) Obligations under Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made, and (iii) Cash Management Obligations as to which arrangements satisfactory to the applicable Cash Management Bank shall have been made) have been paid in full in cash, all Letters of Credit have expired or been terminated (other than Letters of Credit for which other arrangements reasonably satisfactory to the Administrative Agent and each applicable Issuer have been made) and all Commitments have been terminated. “Guaranteed Obligations” means the “Obligations” as defined in the Credit Agreement. “Guarantors” means, collectively, PlanPrescriber and any other Person that becomes a party to this Guaranty after the Effective Date pursuant to Section 4.13 hereof. “Guaranty Supplement” means an instrument substantially in the form of Exhibit I hereto. “Secured Parties” has the meaning provided in the Credit Agreement. “UFCA” has the meaning assigned to such term in Article III hereof. “UFTA” has the meaning assigned to such term in Article III hereof. ARTICLE II Guarantee Section 2.01 Guarantee. Each Guarantor irrevocably, absolutely and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations, in each case, whether such Guaranteed Obligations are now existing or hereafter incurred under, arising out of or in connection with any Loan Document, Secured Hedge Agreements or Cash Management Services, and whether at maturity, by acceleration or otherwise. Each of the Guarantors further agrees that the Guaranteed Obligations may be extended, increased or renewed, amended or modified, in whole or in part, without notice to, or further assent from, such Guarantor and that such Guarantor will remain bound upon its guarantee hereunder notwithstanding any such extension, increase, renewal, amendment or modification of any Guaranteed Obligation. Each of the Guarantors waives promptness, presentment to, demand of payment from, and protest to, any Guarantor or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. Section 2.02 Guarantee of Payment. 5347156.7 2

Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding under any Debtor Relief Law shall have stayed the accrual of collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any Collateral or other security held for the payment of any of the Guaranteed Obligations, or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of any other Guarantor or any other Person. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor or the Borrower and whether or not any other Guarantor or the Borrower be joined in any such action or actions. Any payment required to be made by a Guarantor hereunder may be required by the Administrative Agent or any other Secured Party on any number of occasions. Section 2.03 No Limitations. (a) Except for termination of this Guaranty as expressly provided in Section 4.12 hereof (but without prejudice to Section 2.04 hereof), to the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations, any impossibility in the performance of any of the Guaranteed Obligations, or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by applicable Law and except for termination of this Guaranty in accordance with the terms of Section 4.12 hereof (but without prejudice to Section 2.04 hereof), the obligations of each Guarantor hereunder shall not be discharged, impaired or otherwise affected by (i) the failure of the Administrative Agent, any other Secured Party or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guaranty; (iii) the release of, or any impairment of any security held by the Collateral Agent or any other Secured Party for the Guaranteed Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (v) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Collateral Agent or any other Secured Party; (vi) any change in the corporate existence, structure or ownership of any Loan Party, the lack of legal existence of the Borrower or any other Guarantor or legal obligation to discharge any of the Guaranteed Obligations by the Borrower or any other Guarantor for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party; (vii) the existence of any claim, set-off or other rights that any Guarantor may have at any time against the Borrower, the Administrative Agent, any other Secured Party or any other Person, whether in connection with the Credit Agreement, the other Loan Documents or any unrelated transaction; (viii) this Guaranty having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Guarantor ab initio or at any time after the Effective Date or (ix) any other circumstance (including statute of 5347156.7 3 limitations), any act or omission that may in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a defense to, or discharge of, the Borrower, any Guarantor or any other guarantor or surety as a matter of law or equity (in each case, other than the Discharge of Obligations). Until the termination of this Guaranty in accordance with the terms of Section 4.12 hereof (but without prejudice to Section 2.04 hereof), each Guarantor expressly authorizes the applicable Secured Parties to take and hold Collateral for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such Collateral (with or without consideration), to enforce or apply such Collateral and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations all without affecting the obligations of any Guarantor hereunder. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Guaranty subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal or state law. (b) To the fullest extent permitted by applicable Law and except for termination of this Guaranty in accordance with the terms of Section 4.12 hereof (but without prejudice to Section 2.04 hereof), each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Guarantor or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guarantor, other than the Discharge of Obligations. The Administrative Agent and the other Secured Parties may in accordance with the terms of the Collateral Documents, at their election, foreclose on any Collateral held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to them against any Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Discharge of Obligations has occurred. To the fullest extent permitted by applicable Law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor, as the case may be, or any Collateral. To the fullest extent permitted by applicable Law, each Guarantor waives any and all suretyship defenses. Section 2.04 Reinstatement. Notwithstanding anything to the contrary contained in this Guaranty, each of the Guarantors agrees that (a) its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Borrower or any other Guarantor or otherwise and (b) the provisions of this Section 2.04 shall survive the termination of this Guaranty. 5347156.7 4

Section 2.05 Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Guarantor to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III hereof. Section 2.06 Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Guarantor’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks. ARTICLE III Indemnity, Subrogation and Subordination Upon payment by any Guarantor of any Guaranteed Obligations, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to, and be postponed until, the Discharge of Obligations. If any amount shall be paid to the Borrower or any other Guarantor in violation of the foregoing restrictions on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower or any other Guarantor, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement and the other Loan Documents. Subject to the foregoing, to the extent that any Guarantor shall, under this Guaranty or the Credit Agreement as a joint and several obligor, repay any of the Guaranteed Obligations constituting Loans or other advances made to or Reimbursement Obligations owed by another Loan Party under the Credit Agreement (an “Accommodation Payment”), then the Guarantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Guarantor’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Guarantors; provided that such rights of contribution 5347156.7 5 and indemnification shall be subordinated to the Discharge of Obligations. As of any date of determination, the “Allocable Amount” of each Guarantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Guarantor hereunder and under the Credit Agreement without (a) rendering such Guarantor “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code of the United States, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Guarantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code of the United States, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Guarantor unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code of the United States or Section 4 of the UFTA, or Section 5 of the UFCA. ARTICLE IV Miscellaneous Section 4.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.8 of the Credit Agreement. All communications and notice hereunder to a Guarantor shall be given in care of Holdings. Section 4.02 Waivers; Amendment. (a) No failure by any Secured Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether any Loan Party may have had notice or knowledge of such Default or Event of Default at the time. (b) Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 12.1 of the Credit Agreement. Section 4.03 Administrative Agent’s and Collateral Agent’s Fees and Expenses; Indemnification. 5347156.7 6

(a) Each Guarantor, jointly with the other Guarantors and severally, agrees to reimburse the Administrative Agent and the Collateral Agent for its fees and expenses incurred hereunder as and to the extent provided in Section 12.3 of the Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “each Guarantor”. (b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Administrative Agent, the Collateral Agent and the other Indemnitees (as defined in Section 12.4 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all liabilities, losses, damages, claims, and reasonable, documented and invoiced out-of-pocket fees and expenses (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (but limited, in the case of Attorney Costs, to the reasonable, documented and invoiced out-of-pocket fees, disbursements and other charges of counsel to the Administrative Agent, one counsel to all Indemnitees taken as a whole and, if necessary, one local counsel for all Indemnitees taken as a whole in each appropriate jurisdiction (which may include one special counsel acting in multiple jurisdictions), and solely in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrower and thereafter retains its own counsel, one additional counsel for each group of affected Indemnitees similarly situated taken as a whole) (i) the execution, delivery, enforcement, performance or administration of this Guaranty or any other agreement, letter or instrument delivered in connection with the transactions contemplated hereby or the consummation of the transactions contemplated hereby, (ii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by a Guarantor, or any Environmental Liabilities, in each case arising out of the activities or operations of any Guarantor, or, (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all of the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, losses, damages, claims, costs, expenses or disbursements resulted from (A) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any Related Indemnified Person or (B) any dispute solely between or among Indemnitees other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under the Facility (excluding their role as a Lender) and other than any claims arising out of any act or omission of the Borrower or any of its Affiliates. To the extent that the undertakings to indemnify and hold harmless set forth in this Section 4.03(b) may be unenforceable in whole or in part because they are violative of any applicable law or public policy, each Guarantor shall contribute the maximum portion that such Guarantor is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Guaranty, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Guaranty or arising out of its activities in connection herewith (whether before or after the Effective Date) (other than, in the case of any Guarantor, in respect of any such damages 5347156.7 7 incurred or paid by an Indemnitee to a third party). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 4.03(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Guarantor, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 4.03(b) shall be paid within three (3) Business Days after written demand thereof from the Administrative Agent or the Indemnitee entitled thereto. The agreements in this Section 4.03(b) shall survive the resignation of the Administrative Agent, the Collateral Agent, or any Issuer, the replacement of any Lender and the Discharge of the Obligations. This Section 4.03(b) shall not apply to Taxes, or amounts excluded from the definition of Taxes pursuant to clauses (i) through (vii) of the first sentence of Section 3.1(a) of the Credit Agreement, that are imposed with respect to payments to or for account of any Agent or any Lender under any Loan Document, which shall be governed by Section 3.1 of the Credit Agreement. This Section 4.03(b) also shall not apply to Other Taxes or to taxes covered by Section 3.4 of the Credit Agreement. (c) Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations guaranteed hereby and secured by the Collateral Documents. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Guaranty, any other Loan Document or any Secured Hedge Agreement or any Cash Management Services agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Guaranty or any other Loan Document, any resignation of the Administrative Agent or Collateral Agent or any document governing any of the Obligations arising under any Secured Hedge Agreements or any Cash Management Obligations, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 4.03 shall be payable within three (3) Business Days following receipt by the Guarantors and the Borrower from the Administrative Agent of written demand therefor. Section 4.04 Successors and Assigns. Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or any Secured Party that are contained in this Guaranty shall bind and inure to the benefit of their respective permitted successors and assigns. Except as provided in Section 12.2 of the Credit Agreement, no Guarantor may assign any of its rights or obligations hereunder without the written consent of the Administrative Agent. Section 4.05 Survival of Agreement. All covenants, agreements, indemnities, representations and warranties made by the Guarantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the 5347156.7 8

Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Loan Document, and shall continue in full force and effect until this Guaranty is terminated as provided in Section 4.12 hereof. Section 4.06 Counterparts; Effectiveness; Several Agreement. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty shall become effective when it shall have been executed by the Guarantors, the Administrative Agent and the Collateral Agent and thereafter shall be binding upon and inure to the benefit of each Guarantor, the Administrative Agent, the Collateral Agent, the other Secured Parties and their respective permitted successors and assigns, subject to Section 4.04 hereof. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy or other electronic imaging means (including in .pdf format via electronic mail) shall be effective as delivery of a manually executed counterpart of this Guaranty. This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, restated, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder. Section 4.07 Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 4.08 GOVERNING LAW, ETC. (a) THIS GUARANTY AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). (b) THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE 5347156.7 9

COURTS OF THE STATE OF NEW YORK OR FEDERAL COURTS OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT AND THE OTHER SECURED PARTIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS GUARANTY OR THE ENFORCEMENT OF ANY JUDGMENT. (c) EACH OF THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. Section 4.09 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 4.10 Headings. 5347156.7 10

Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Guaranty and are not to affect the construction of, or to be taken into consideration in interpreting, this Guaranty. Section 4.11 Obligations Absolute. All rights of the Collateral Agent, the Administrative Agent and the other Secured Parties hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Guaranteed Obligations or (d) subject only to termination of this Guaranty in accordance with the terms of Section 4.12 hereof, but without prejudice to reinstatement rights under Section 2.04 hereof, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Guaranteed Obligations or this Guaranty. Section 4.12 Termination or Release. This Guaranty and the Guarantees made herein shall terminate with respect to all Guaranteed Obligations upon the Discharge of Obligations. Section 4.13 Additional Subsidiaries. Pursuant to Section 8.10 of the Credit Agreement, certain Subsidiaries of the Loan Parties that are Wholly-Owned Subsidiaries that are Material Domestic Subsidiaries and not Excluded Subsidiaries and that were not in existence on the date of the Credit Agreement are required to enter in this Guaranty as Guarantors upon becoming Wholly-Owned Subsidiaries that are Material Domestic Subsidiaries. Upon execution and delivery by the Administrative Agent and a Wholly-Owned Subsidiary that is a Material Domestic Subsidiary of a Guaranty Supplement, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty. Section 4.14 Recourse; Limited Obligations. This Guaranty is made with full recourse to each Guarantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Guarantor contained herein, in the Credit Agreement and the other Loan Documents and otherwise in writing in connection herewith or therewith. It is the desire and intent of each Guarantor and each applicable Secured Party that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought. [Signature Pages Follow] 5347156.7 11

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. GUARANTOR: PLANPRESCRIBER, INC. By: Name: Title: [Signature Page to Guaranty (eHealth)]

ADMINISTRATIVE AGENT AND COLLATERAL AGENT: ROYAL BANK OF CANADA, as Administrative Agent and as Collateral Agent By: Name: Title: [Signature Page to Guaranty (eHealth)]

EXHIBIT I TO GUARANTY FORM OF GUARANTY SUPPLEMENT SUPPLEMENT NO. __ dated as of ________ __, 20__ , to the Guaranty dated as of September 17, 2018, among PLANPRESCRIBER, INC., a Delaware corporation (“PlanPrescriber”), the other Guarantors party thereto from time to time and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Secured Parties (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Guaranty”). A. Reference is made to the Credit Agreement, dated as of September 17, 2018 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among eHealth, Inc., a Delaware corporation, eHealth Insurance Services, Inc., a Delaware corporation (“eHealthInsurance”), Wealth, Health and Life Advisors, LLC, a Texas limited liability company (“GoMedigap” and, together with eHealth, eHealthInsurance and any other Person that may become a Borrower party to the Credit Agreement referred to below, individually and collectively, the “Borrower”), the Guarantors, the lenders party thereto, Royal Bank of Canada., as Administrative Agent and Collateral Agent, and others. B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guaranty, as applicable. C. The Guarantors have entered into the Guaranty in order to induce (x) the Lenders to make Loans and (y) the Issuers to issue Letters of Credit. Section 4.13 of the Guaranty provides that additional Subsidiaries of the Guarantors may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty as consideration for Loans previously made. Accordingly, the Administrative Agent and the New Subsidiary agree as follows: Section 1. In accordance with Section 4.13 of the Guaranty, the New Subsidiary by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all respects as of such earlier date. Each reference to a “Guarantor” in the Guaranty shall be deemed to include the New Subsidiary as if originally named therein as a Guarantor. The Guaranty is hereby incorporated herein by reference. Section 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered 5347156.7 by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed counterpart of a signature page of this Supplement by telecopy or other electronic imaging means (including in .pdf format via electronic mail) shall be effective as delivery of a manually executed counterpart of this Supplement. Section 4. The Guaranty shall remain in full force and effect. Section 5. (a) THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). (b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR FEDERAL COURTS OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT AND THE OTHER SECURED PARTIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS SUPPLEMENT OR THE ENFORCEMENT OF ANY JUDGMENT. (c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION 5347156.7

THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SUPPLEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 6. If any provision of this Supplement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty. Section 8. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, as and to the extent, provided in Section 4.03(a) of the Guaranty. 5347156.7

IN WITNESS WHEREOF, the New Subsidiary, the Administrative Agent and the Collateral Agent have duly executed this Supplement to the Guaranty as of the day and year first above written. [NAME OF NEW SUBSIDIARY] By: Name: Title: ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent By: Name: Title: 5347156.7

EXHIBIT H TO CREDIT AGREEMENT Form of Security Agreement (See Attached) H-1 5347555.8

[Execution] SECURITY AGREEMENT dated as of September 17, 2018 among EHEALTH, INC. EHEALTHINSURANCE SERVICES, INC. PLANPRESCRIBER, INC. WEALTH, HEALTH AND LIFE ADVISORS, LLC as Grantors, THE OTHER GRANTORS PARTY HERETO FROM TIME TO TIME, and ROYAL BANK OF CANADA, as Collateral Agent 5346872.9

Table of Contents Page ARTICLE I Definitions ................................................................................................................. 1 Section 1.01 Credit Agreement ................................................................................. 2 Section 1.02 Other Defined Terms ........................................................................... 2 ARTICLE II Pledge of Securities .................................................................................................. 6 Section 2.01 Pledge ................................................................................................... 6 Section 2.02 Delivery of the Pledged Collateral ....................................................... 7 Section 2.03 Representations, Warranties and Covenants ........................................ 8 Section 2.04 Certification of Limited Liability Company and Limited Partnership Interests ............................................................................. 9 Section 2.05 Registration in Nominee Name; Denominations ............................... 10 Section 2.06 Voting Rights; Dividends and Interest ............................................... 10 Section 2.07 Collateral Agent Not a Partner or Limited Liability Company Member .............................................................................................. 12 ARTICLE III Security Interests in Personal Property ................................................................. 12 Section 3.01 Security Interest ................................................................................. 12 Section 3.02 Representations and Warranties ......................................................... 14 Section 3.03 Covenants ........................................................................................... 15 Section 3.04 Other Actions ..................................................................................... 17 ARTICLE IV [RESERVED] ....................................................................................................... 18 ARTICLE V Collections.............................................................................................................. 18 Section 5.01 Collections ......................................................................................... 18 ARTICLE VI Remedies ............................................................................................................... 18 Section 6.01 Remedies Upon Default ..................................................................... 18 Section 6.02 Application of Proceeds ..................................................................... 21 ARTICLE VII Indemnity, Subrogation and Subordination ......................................................... 21 ARTICLE VIII Miscellaneous ..................................................................................................... 22 Section 8.01 Notices ............................................................................................... 22 Section 8.02 Waivers; Amendment ........................................................................ 22 Section 8.03 Collateral Agent’s Fees and Expenses; Indemnification ................... 23 -i- 5346872.9

TABLE OF CONTENTS (continued) Page Section 8.04 Successors and Assigns...................................................................... 25 Section 8.05 Survival of Agreement ....................................................................... 25 Section 8.06 Counterparts; Effectiveness; Several Agreement .............................. 25 Section 8.07 Severability ........................................................................................ 26 Section 8.08 GOVERNING LAW, ETC. ............................................................... 26 Section 8.09 WAIVER OF RIGHT TO TRIAL BY JURY.................................... 27 Section 8.10 Headings ............................................................................................ 27 Section 8.11 Security Interest Absolute .................................................................. 27 Section 8.12 Termination or Release ...................................................................... 27 Section 8.13 Additional Grantors ........................................................................... 28 Section 8.14 Collateral Agent Appointed Attorney-in-Fact ................................... 28 Section 8.15 General Authority of the Collateral Agent......................................... 29 Section 8.16 Collateral Agent’s Duties ................................................................... 30 Section 8.17 Recourse; Limited Obligations .......................................................... 30 Section 8.18 Mortgages .......................................................................................... 30 Section 8.19 Conflicts ............................................................................................. 30 Section 8.20 Right of Setoff.................................................................................... 30 -ii- 5346872.9

SCHEDULES Schedule I — Pledged Equity; Pledged Debt Schedule II — Commercial Tort Claims Schedule III — UCC Filing Offices EXHIBITS Exhibit I — Form of Security Agreement Supplement Exhibit II — Form of Information Certificate -iii- 5346872.9

This SECURITY AGREEMENT, dated as of September 17, 2018 (this “Agreement”), among EHEALTH, INC., a Delaware corporation (“eHealth” or “Holdings”), EHEALTHINSURANCE SERVICES, INC., a Delaware corporation (“eHealthInsurance”), WEALTH, HEALTH AND LIFE ADVISORS, LLC, a Texas limited liability company (“GoMedigap” and together with eHealth, eHealthInsurance and any other Person that may become a borrower party to the Credit Agreement referred to below, individually and collectively, the “Borrower”), PLANPRESCRIBER, INC., a Delaware corporation (“PlanPrescriber” and, together with any other Person that may become a guarantor party to the Credit Agreement, collectively the “Guarantors” and individually a “Guarantor”), any other Grantors from time to time party hereto and Royal Bank of Canada, as Collateral Agent for the Secured Parties. Reference is made to the Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders, Royal Bank of Canada, as Issuer, Administrative Agent for the Lenders and Collateral Agent for the Secured Parties. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, the Issuers have agreed to issue Letters of Credit for the account of the Borrower or a Subsidiary on the terms and conditions set forth in the Credit Agreement, the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements and the Cash Management Banks have agreed to enter into and/or maintain agreements relating to Cash Management Services, on the terms and conditions set forth in the Credit Agreement, in such Secured Hedge Agreements and in such agreements relating to Cash Management Services, as applicable. The obligations of the Lenders to extend such agreements relating to credit, the obligations of the Issuers to issue Letters of Credit, the obligations of the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the obligations of the Cash Management Banks to enter into and/or maintain such agreements relating to Cash Management Services are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by each Grantor (as defined below). The Grantors are affiliates of one another, will derive substantial direct and indirect benefits from (i) the extensions of credit to the Borrower pursuant to the Credit Agreement, (ii) the issuance of Letters of Credit by the Issuers for the account of the Borrower or, in accordance with the Credit Agreement, a Subsidiary, (iii) the entering into and/or maintaining by the Hedge Banks of Secured Hedge Agreements with the Borrower and/or one or more of its Subsidiaries, and (iv) the entering into and/or maintaining by the Cash Management Banks of agreements relating to Cash Management Services with the Borrower and/or one or more of its Subsidiaries, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit, the Issuers to issue such Letters of Credit, the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the Cash Management Banks to enter into and/or maintain such agreements relating to Cash Management Services. Accordingly, the parties hereto agree as follows: ARTICLE I Definitions 5346872.9

Section 1.01 Credit Agreement. (a) Capitalized terms used in this Agreement, including the preamble and introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in the Credit Agreement. (b) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. (c) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement. Section 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Accommodation Payment” has the meaning assigned to such term in Article VII. “Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account. “Agreement” has the meaning assigned to such term in the introductory paragraph hereto. “Allocable Amount” has the meaning assigned to such term in Article VII. “Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a). “Bankruptcy Code” means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time. “Bankruptcy Event of Default” means any Event of Default under Section 10.1(f) of the Credit Agreement. “Blue Sky Laws” has the meaning assigned to such term in Section 6.01. “Borrower” has the meaning assigned to such term in the introductory paragraph to this Agreement. “Collateral” means the Article 9 Collateral and the Pledged Collateral. “Copyright License” means any written agreement, now or hereafter in effect, naming any Grantor as licensor and granting any right to any third party under any Copyright now or hereafter owned by such Grantor or that such Grantor otherwise has the right to license, or naming any Grantor as licensee and granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement. “Copyrights” means all of the following now owned or hereafter acquired by or assigned to any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, whether 2 5346872.9 registered or unregistered and whether published or unpublished, (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, and all: (i) rights and privileges arising under applicable Law with respect to such Grantor’s use of such copyrights, (ii) reissues, renewals, and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof. “Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement. “Discharge of Secured Obligations” means the time at which all the Secured Obligations (other than (i) contingent indemnification and reimbursement obligations as to which no claim has been asserted by the Person entitled thereto, (ii) Obligations under Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made, (iii) Cash Management Obligations as to which arrangements satisfactory to the applicable Cash Management Bank shall have been made and (iv) Letter of Credit Obligations as to which arrangement satisfactory to the Administrative Agent and the applicable issues have been made) have been paid in full in cash, all Letters of Credit have expired or been terminated (other than Letters of Credit for which other arrangements reasonably satisfactory to the Administrative Agent and each applicable Issuer have been made) and all Commitments have been terminated. “Domain Names” means all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest. “Effective Date Grantor” has the meaning assigned to such term in Section 2.02 of this Agreement. “Equipment” shall mean (x) any “equipment” as such term is defined in Article 9 of the UCC and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, appliances, furniture, fixtures, tools, and vehicles now or hereafter owned by any Grantor in each case, regardless of whether characterized as equipment under the UCC and (y) and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefore, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto. “Excluded Equity Interests” has the meaning assigned to such term in Section 2.01 of this Agreement. “Excluded Property” has the meaning assigned to such term in Section 3.01 of this Agreement. “General Intangibles” has the meaning provided in Article 9 of the UCC and shall in any event include all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts and Intellectual Property) now owned or hereafter 3 5346872.9 acquired by any Grantor, as the case may be, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), rights to the payment of money, rights to the payment of insurance claims, rights to the payment of proceeds, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor. “Grantor” means the Borrower and each Guarantor. “Holdings” has the meaning assigned to such term in the preliminary statement hereto. “Information Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Grantors. “Intellectual Property” means all intellectual property of every kind and nature now owned, licensed or hereafter acquired by any Grantor, including Patents, Copyrights, Licenses, Trademarks and Domain Names. “License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement granting rights under Intellectual Property to which any Grantor is a party. “Patent License” means any written agreement, now or hereafter in effect, naming any Grantor as licensor and granting to any third party any right to develop, commercialize, import, make, have made, offer for sale, use or sell any invention on which a Patent, now or hereafter owned by such Grantor, or that such Grantor otherwise has the right to license, is in existence, or naming any Grantor as licensee and granting to such Grantor any such right with respect to any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of such Grantor under any such agreement. “Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all (i) rights and privileges arising under applicable Law with respect to such Grantor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect to any of the foregoing including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof. “Pledged Collateral” has the meaning assigned to such term in Section 2.01. “Pledged Debt” has the meaning assigned to such term in Section 2.01. 4 5346872.9

“Pledged Equity” has the meaning assigned to such term in Section 2.01. “Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited or unlimited liability membership certificates or other Securities or instruments now or hereafter included in the Pledged Collateral, including all Pledged Equity, Pledged Debt and all other certificates, instruments or other documents representing or evidencing any Pledged Collateral. “Securities Act” has the meaning assigned to such term in Section 6.01. “Security” means a “security” as such term is defined in Article 8 of the UCC and, in any event, shall include any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing. “Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto. “Security Interest” has the meaning assigned to such term in Section 3.01(a). “Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license to a third party, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party. “Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, the goodwill of the business symbolized thereby or associated therewith, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, (b) all rights and privileges arising under applicable Law with respect to such Grantor’s use of any trademarks, (c) all extensions and renewals thereof and amendments thereto, (d) all income, fees, royalties, damages and payments now and hereafter due and/or payable with respect to any of the foregoing, including damages, claims and payments for past, present or future infringements thereof, (e) all rights corresponding thereto throughout the world and (f) all rights to sue for past, present and future infringements or dilutions thereof or other injuries thereto. “UFCA” has the meaning assigned to such term in Article VII. “UFTA” has the meaning assigned to such term in Article VII. 5 5346872.9

ARTICLE II Pledge of Securities Section 2.01 Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby collaterally assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (a) (i) all Equity Interests of each Subsidiary held by such Grantor on the date hereof (including those Equity Interests listed on Schedule I) and (ii) any other Equity Interests of a Subsidiary acquired in the future by such Grantor and, in each case, the certificates, if any, representing all such Equity Interests (the foregoing clauses (i) and (ii) collectively, the “Pledged Equity”), in each case including all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity and all warrants, rights or options issued thereon or with respect thereto; provided that the Pledged Equity shall not include (A) more than 65% of the issued and outstanding voting Equity Interests and 100% of the issued and outstanding non- voting Equity Interests of (x) each Foreign Subsidiary that is directly owned by the Borrower or by any Guarantor and (y) each Domestic Subsidiary that is directly owned by the Borrower or by any Guarantor and that is a disregarded entity for United States Federal income tax purposes substantially all of the assets of which consist of Equity Interests in, or Indebtedness owing by, one or more Foreign Subsidiaries, (B) any Equity Interest of any Person (other than a Wholly- Owned Subsidiary that is directly owned by the Borrower or any Guarantor), to the extent restricted or not permitted by the terms of such Person’s organizational documents or other agreements with holders of such Equity Interests (so long as such prohibition did not arise as part of the acquisition or formation of such Person and other than to the extent that any such prohibition would be rendered ineffective pursuant to the UCC or any other applicable Law), and (C) any Equity Interest of any Immaterial Domestic Subsidiary for long as such Subsidiary continues to be an Immaterial Domestic Subsidiary; provided that such Equity Interest shall cease to be an Excluded Equity Interest at such time as such prohibition ceases to be in effect (any Equity Interests excluded pursuant to clauses (A) through (C) above, the “Excluded Equity Interests”); (b)(i) the promissory notes and any instruments evidencing indebtedness owned by it (including those listed opposite the name of such Grantor on Schedule I) and (ii) any promissory notes and instruments evidencing indebtedness obtained in the future by such Grantor (the foregoing clauses (i) and (ii) collectively, the “Pledged Debt”), in each case including all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all Pledged Debt (except to the extent otherwise excluded from the Collateral pursuant to this Agreement); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01 (except to the extent otherwise excluded from the Collateral pursuant to this Agreement); (d) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, and all Proceeds and securities entitlements received in respect of, the securities or other property referred to in clauses (a), (b), and (c) above; and (e) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses 6 5346872.9

(a) and (b) above (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”). TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties; subject, however, to the terms, covenants and conditions hereinafter set forth. Section 2.02 Delivery of the Pledged Collateral. (a) Subject to Section 2.02(d), on the Effective Date (in the case of any Grantor that grants a Lien on any of its assets hereunder on the Effective Date (each, an “Effective Date Grantor”)) or on the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), each Grantor shall deliver or cause to be delivered to the Collateral Agent, for the benefit of the applicable Secured Parties, any and all Pledged Securities; provided that promissory notes and instruments evidencing Indebtedness shall only be so required to be delivered to the extent required pursuant to paragraph (b) of this Section 2.02. Thereafter, whenever such Grantor acquires any other Pledged Security, such Grantor shall promptly deliver or cause to be delivered to the Collateral Agent such Pledged Security as Collateral; provided that, if Section 8.10 of the Credit Agreement is applicable to such Grantor, such Grantor shall deliver or cause to be delivered to the Collateral Agent such Pledged Security as Collateral to the extent and within the time frames required under Section 8.10 of the Credit Agreement; provided further that, notwithstanding the foregoing, promissory notes and instruments evidencing Indebtedness shall only be so required to be delivered to the extent required pursuant to paragraph (b) of this Section 2.02. (b) If any amount that equal or exceeds $2,000,000 is owing to a Grantor and is evidenced by a promissory note or other instrument, such original promissory note or other instrument shall be promptly delivered to the Collateral Agent, together with a related allonge or note power executed in blank. (c) Upon delivery to the Collateral Agent, (i) any certificate or promissory note representing Pledged Collateral shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other undated instruments of transfer duly-executed in blank reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request in connection with the preservation of its security interest therein and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by such instruments and documents as the Collateral Agent may reasonably request. At the time of delivery of financial statements as required by Section 7.1(a) or 7.1(b) of the Credit Agreement, the Grantors shall deliver a schedule describing the additional Pledged Securities pledged hereunder since the date of the last schedule delivered in accordance herewith, which schedule shall be deemed to supplement Schedule I and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered. 7 5346872.9

(d) The collateral assignment, pledge and security interest granted in Section 2.01 are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Pledged Collateral. Section 2.03 Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants, as to itself, to and with the Collateral Agent, for the benefit of the Secured Parties, that: (a) Schedule I sets forth, as of the Effective Date and as of each date on which a supplement to Schedule I is delivered pursuant to Section 2.02(c), a true and correct list of (i) all the issued and outstanding units of each class of the Equity Interests that constitutes Pledged Equity directly owned beneficially, or of record, by such Grantor specifying the issuer and certificate number (if any) of, and the number and percentage of ownership represented by, such Pledged Equity and (ii) all the Pledged Debt owned by such Grantor (other than checks to be deposited in the ordinary course of business), including all promissory notes and instruments required to be pledged hereunder; (b) As of the Effective Date, the Pledged Equity issued by such Grantor or any of its respective Subsidiaries and the Pledged Debt issued by such Grantor or any of its respective Subsidiaries, in each case as set forth on Schedule I on the Effective Date, have been duly and validly authorized and issued by such Grantor or such Subsidiary, as the case may be, and (i) as of the Effective Date, in the case of Pledged Equity (other than Pledged Equity consisting of limited liability company interests or partnership interests or other Equity Interests of entities other than corporations which, pursuant to the relevant organizational or formation documents, cannot be fully paid and non-assessable), are fully paid and nonassessable and (ii) as of the Effective Date, in the case of such Pledged Debt issued by such Grantor or any of its respective Subsidiaries, are legal, valid and binding obligations of such Grantor or such Subsidiary, as the case may be, subject to applicable Debtor Relief Laws and general principles of equity; (c) Such Grantor (i) holds the Pledged Securities indicated on Schedule I (as supplemented from time to time as and to the extent required pursuant to Section 2.02(c) hereof) as owned by such Grantor free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) other Liens permitted pursuant to Section 9.1 of the Credit Agreement, (ii) except as permitted under the Credit Agreement, will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, and (iii) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever (other than the holder of a Lien permitted pursuant to Section 9.1 of the Credit Agreement); (d) except for (i) restrictions and limitations imposed by the Loan Documents, securities laws generally or by Liens permitted pursuant to Section 9.1 of the Credit Agreement and (ii) in the case of Pledged Equity of Persons that are not Subsidiaries (other than Excluded Subsidiaries), transfer restrictions that exist at the time of acquisition of Equity Interests in such Persons, the Pledged Equity is and will continue to be freely transferable and assignable, and 8 5346872.9 none of the Pledged Equity is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law or other organizational document provisions or contractual restriction of any nature (other than Liens permitted under Section 9.1 of the Credit Agreement) that would prohibit, impair, delay or otherwise affect, in each case, in any manner material and adverse to the Secured Parties the pledge of such Pledged Equity hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder; (e) such Grantor has the corporate (or equivalent) power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner done pursuant to Section 2.01 or required hereby; (f) no consent or approval of any Governmental Authority is necessary for the validity and perfection of the pledge of such Grantor in the Pledged Collateral effected pursuant to Section 2.01 (other than such as have been obtained and are in full force and effect); (g) by virtue of the execution and delivery by such Grantor of this Agreement, when any Pledged Securities of such Grantor constituting “certificated securities” (within the meaning of Section 8-102(a)(4) of the New York UCC) are delivered to the Collateral Agent in accordance with this Agreement together with undated powers or instruments of transfer duly endorsed in blank by an effective endorsement, in each case in the State of New York, the Collateral Agent will (i) for so long as such Pledged Securities and undated power or instruments of transfer are held by the Collateral Agent in the State of New York, obtain a legal, valid and first-priority (subject, as to priority, only to any Liens permitted pursuant to Section 9.1 of the Credit Agreement) perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations, (ii) have Control pursuant to Section 8-106(a) or (b), as applicable, under the New York UCC of such Pledged Securities to the extent constituting certificated securities in registered or bearer form, and (iii) assuming that neither the Collateral Agent nor any of the Secured Parties have “notice of an adverse claim” (as defined in Section 8-105 of the UCC) with respect to such Pledged Securities at the time such Pledged Securities are delivered to the Collateral Agent, be a protected purchaser (within the meaning of Section 8-303 of the UCC) thereof; and (h) subject to the terms of this Agreement and to the extent permitted by applicable Law, such Grantor hereby agrees that upon the occurrence and during the continuation of an Event of Default, it will comply with instructions of the Collateral Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Pledged Equity. Section 2.04 Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that, to the extent any interest in any corporation, limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, such interest shall be represented by a certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled on or after the date hereof by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the UCC, such 9 5346872.9

Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent (together with related undated powers or instruments of transfer duly endorsed in blank by an effective endorsement), pursuant to the terms hereof. Section 2.05 Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to cause each of the Pledged Securities to be transferred of record into the name of the Collateral Agent and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Grantor will promptly give to the Collateral Agent copies of any notices material to the interests of the Lenders received by it with respect to Pledged Securities registered in the name of such Grantor. Each Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this Section 2.05. Section 2.06 Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Borrower that the rights of such Grantor under this Section 2.06 are being suspended: (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with or not expressly prohibited by the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document to which any Grantor is a party or the ability of the Secured Parties to exercise the same. (ii) The Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as any Grantor may reasonably request in writing for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above, in each case as shall be specified in such request and be in form and substance reasonably satisfactory to the Collateral Agent. (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities, to the extent (and only to the extent) that such dividends, interest, principal and other distributions are not expressly prohibited by, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or 10 5346872.9 otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). (b) Upon the occurrence and during the continuance of any Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of any Grantor under Section 2.06(a), then all rights of such Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to Section 2.06(a)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary stock or note powers or other instruments of transfer reasonably requested by the Collateral Agent). (c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of any Grantor under Section 2.06(a), then all rights of such Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Requisite Lenders, the Collateral Agent shall have the right from time to time following the occurrence and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived in accordance with the Credit Agreement and the Borrower shall have delivered to the Collateral Agent a certificate to such effect (solely with respect to any Events of Default that have been cured and then only to the extent that the cure of any such Event of Default is not conditioned on the approval or satisfaction of the Collateral Agent or any other Person, as to which the parties acknowledge the Borrower is not in a position to make such certification), each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii) shall automatically be reinstated. (d) Any notice given by the Collateral Agent to the Borrower suspending the rights of any Grantor under this Section 2.06, (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under Sections 2.06(a)(i) or (iii) in part without suspending all such rights (as specified by the Collateral Agent in writing in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing. Notwithstanding anything to the contrary contained in Section 2.06(a), (b) or (c), if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be 11 5346872.9 required to give any notice referred to in said Sections in order to exercise any of its rights described in such Sections, and the suspension of the rights of each of the Grantors under each such Section shall be automatic upon the occurrence and during the continuance of such Bankruptcy Event of Default. Section 2.07 Collateral Agent Not a Partner or Limited Liability Company Member. Nothing contained in this Agreement shall be construed to make the Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership and neither the Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Party, any Grantor and/or any other Person. ARTICLE III Security Interests in Personal Property Section 3.01 Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all of such Grantor’s right, title and interest in, to or under any and all of the following assets and properties, whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”): (i) all Accounts; (ii) all chattel paper; (iii) all Documents, and all credit card sales drafts, credit card sales drafts, credit card sales slips, charge slips and receipts, and other forms of store receipts; (iv) all Equipment; (v) all General Intangibles; (vi) all instruments; (vii) all Inventory; (viii) all investment property (including certificated and uncertificated securities, security entitlements, securities accounts, commodity accounts and commodity contracts); (ix) all books and records pertaining to the Article 9 Collateral; 12 5346872.9

(x) all goods and fixtures; (xi) all money, cash, and Cash Equivalents (xii) all letter-of-credit rights; (xiii) all commercial tort claims, including those described on Schedule II from time to time; (xiv) all Deposit Accounts, and all cash, money, Securities and other investments deposited therein; (xv) all supporting obligations; (xvi) all payment intangibles; and (xvii) to the extent not otherwise included in clauses (i) through (xvi) of this Section 3.01(a), all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided that “Collateral” and “Article 9 Collateral” shall not include any of the following assets or property, each being an “Excluded Property”: (i) any Intellectual Property; (ii) the Excluded Equity Interests; (iii) any rights or interests in any contract, lease, permit, license, charter or license agreement, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to the Collateral Agent is prohibited (or gives rise to a termination right for the other party thereto) and such prohibition (or termination right) has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, that, the foregoing exclusion shall in no way be construed (A) to apply if any such prohibition is deemed ineffective under Sections 9-406, 9-407 or 9-408 of the UCC or other applicable law or (B) so as to limit, impair or otherwise affect the Collateral Agent’s unconditional continuing security interests in and liens upon any rights or interests of a Grantor in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement; (iv) any deposit accounts specifically and exclusively used (A) for payroll, payroll taxes, workers’ compensation or unemployment compensation, pension benefits and other similar expenses to or for the benefit of any Grantor’s employees and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (B) for all taxes required to be collected or withheld (including, without limitation, sales taxes) for which any Grantor may become liable and (C) deposit accounts (including the Excluded GoMedicap Account but excluding any Material Bank Account) with an aggregate value, or having funds credited thereto with an aggregate value, of less than $2,000,000 as of the close of business of each Business Day; (v) motor vehicles and other assets subject to certificates of title; and (vi) any commercial tort claim with a value not in excess of $2,000,000. Proceeds of Excluded Property shall constitute Collateral. (b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant 13 5346872.9 jurisdiction any financing statements or continuation statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Administrative Agent or the Collateral Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement including indicating the Collateral as all assets or all personal property of such Grantor or words of similar effect, recognizing that the liens granted herein on the assets of the Grantors exclude the Excluded Property, and (ii) contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon receipt by such Grantor of written request therefor from the Collateral Agent. (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral. Section 3.02 Representations and Warranties. Each Grantor represents and warrants, as to itself, to the Collateral Agent for the benefit of the Secured Parties that: (a) Such Grantor has valid rights (not subject to any Liens other than Liens permitted by Section 9.1 of the Credit Agreement) and/or good or marketable title in the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder, and has all necessary corporate (or equivalent) power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than (i) any consent or approval that has been obtained, (ii) perfection actions with respect to Article 9 Collateral and the Pledged Collateral and (iii) as may be required under applicable Law in connection with a Disposition of Article 9 Collateral or Pledged Collateral, including Laws affecting the offering and sale of securities generally. (b) The Information Certificate delivered by Holdings to the Collateral Agent on or prior to the Effective Date has been duly executed and delivered by Holdings and the information set forth therein, including the exact legal name of each Grantor and its jurisdiction of organization is correct and complete in all material respects as of the Effective Date. The UCC financing statements prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Information Certificate for filing in each governmental, municipal or other office specified in Schedule III of this Agreement (or specified by notice from the applicable Grantor to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by Section 8.10 of the Credit Agreement and the Collateral and Guarantee Requirement), are all the filings, recordings and registrations necessary to establish a legal, valid and perfected security interest under the UCC in favor of the Collateral Agent in respect of all Article 9 Collateral in the United States in which the Security Interest may be perfected by such filings, recordings or registrations. Based on the UCC as in effect on the Effective Date, no further or subsequent filing, refiling, recording, rerecording, registration or 14 5346872.9 reregistration with respect to Article 9 Collateral in the United States and of the types described in the preceding sentence is necessary in any such jurisdiction, except as provided under applicable US Law with respect to the filing of continuation statements or, in the case of commercial tort claims, the filing of financing statements. (c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral (other than commercial tort claims with respect to which a UCC financing statement in appropriate form for filing and in sufficient detail has not been filed in the appropriate filing office) securing the payment and performance of the Secured Obligations (with respect to the Collateral consisting of Equity Interests of Foreign Subsidiaries, to the extent the enforceability of such Security Interest is governed by the UCC and does not require the taking of any perfection steps, including the filing of financing statements (or the equivalent thereof), in any jurisdiction outside of the United States), subject to the effects of Debtor Relief Laws and general equitable principles, and (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing a financing statement in the United States (or any political subdivision thereof) pursuant to the UCC. Assuming that the Collateral Agent maintains perfection by control with respect to Collateral in which a Lien can only be perfected by control under the UCC, the Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than any Lien that is permitted pursuant to Section 9.1 of the Credit Agreement and has priority as a matter of Law. (d) None of the Grantors has filed or consented to the filing, in each case, to the extent constituting Liens, of (i) any financing statement or analogous document under the UCC or any other applicable Laws covering any Article 9 Collateral, or (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, in the case of each of clauses (i) and (ii) above, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 9.1 of the Credit Agreement (or documentation, instruments, filings, registrations or recordations governing or evidencing any such Lien); (e) All commercial tort claims of each Grantor where the amount of the damages claimed in respect of any such commercial tort claim by such Grantor is in excess of $2,000,000 in existence on the date of this Agreement (or on the date upon which such Grantor becomes a party to this Agreement) are described on Schedule II hereto. Section 3.03 Covenants. (a) The Borrower agrees to promptly (and in any event within ten (10) Business Days of such event, or such later date as the Collateral Agent may agree in its reasonable discretion) notify the Collateral Agent of any change (i) in the legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the jurisdiction of organization of any Grantor, (iv) in the location of any Grantor under the UCC or (v) in the organizational identification number of any Grantor. In addition, if any Grantor does not have an organizational identification number on the Effective Date (or the date such Grantor becomes a party to this Agreement) and later obtains one, the Borrower shall promptly 15 5346872.9 thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interests (and the priority thereof) of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect (it being acknowledged that no such actions shall be required to be taken in any jurisdiction in which such organization identification number is not required, under the applicable UCC, to be set forth on a financing statement). The Loan Parties agree not to effect or permit any change referred to in the preceding sentence unless all filings, publications and registrations (other than those not required to be made under Section 3.02(c)(i)), have been made (or will be made in a timely fashion) under the UCC or other applicable US Law that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest to the extent required under the Loan Documents, including Section 3.02(c)(i) hereof (subject, as to priority, only to any Lien that is permitted pursuant to Section 9.1 of the Credit Agreement and has priority as a matter of Law) in all the Collateral for its own benefit and the benefit of the other Secured Parties. (b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons, except with respect to Article 9 Collateral (other than any Article 9 Collateral included in the Borrowing Base) that such Grantor determines in its reasonable business judgment is no longer useful or beneficial to the conduct of the business, and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 9.1 of the Credit Agreement. (c) At the time of delivery of financial statements pursuant to Sections 7.1(a) and (b) of the Credit Agreement and delivery of the related Compliance Certificate, the Borrower shall deliver to the Collateral Agent a certificate executed by a Responsible Officer of the Borrower setting forth a listing of (i) any new Material Real Property owned by any Loan Party that has been acquired since the last such certificate (or since the Effective Date, in the case of the first such certificate delivered after the Effective Date), and (ii) any Subsidiary becoming a Wholly-Owned Subsidiary that is a Material Domestic Subsidiary since the date of the most recent list delivered pursuant to this Section 3.03(c), or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c). (d) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral (other than by a Loan Party) that equals or exceeds $2,000,000 shall be or become evidenced by any promissory note or instrument, such promissory note or instrument shall be promptly pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, in a manner reasonably satisfactory to the Collateral Agent. 16 5346872.9

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 9.1 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent upon demand for any payment made or any reasonable documented out-of-pocket expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as (i) excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents to which such Grantor is a party, (ii) imposing on any Grantor any obligation with respect to the maintenance and preservation of the Article 9 Collateral not otherwise imposed by the Credit Agreement, or (iii) requiring any Grantor to obtain or maintain any insurance coverage not otherwise required to be obtained or maintained by any Grantor under the Credit Agreement. (f) If at any time any Grantor shall take a security interest in any property (which security interest does not otherwise constitute Excluded Property) of an Account Debtor or any other Person the value of which equals or exceeds $2,000,000 (determined on a per property basis) to secure payment and performance of an Account owed by, or related contracts providing for payments by the applicable Account Debtor or other Person, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the applicable Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest. (g) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof. Section 3.04 Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral: (a) Instruments. If any Grantor shall at any time hold or acquire any instruments constituting Collateral and evidencing an amount equal to or in excess of $2,000,000 such Grantor shall promptly endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. 17 5346872.9

(b) Investment Property. (i) If any Grantor shall at any time hold or acquire any certificated securities (other than Excluded Equity Interests and promissory notes not required to be delivered in accordance with Section 2.02(b)), such Grantor shall promptly endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. (ii) If any Securities (other than Excluded Equity Interests), whether certificated or uncertificated, or other investment property are held by any Grantor or its nominee through a securities intermediary, such Grantor shall, pursuant to a control agreement, in form and substance reasonably satisfactory to the Collateral Agent cause such securities intermediary to agree to comply with entitlement orders from the Collateral Agent to such securities intermediary as to such security entitlements without further consent of any Grantor or such nominee. Notwithstanding the foregoing, unless and until an Event of Default has occurred and is continuing, the Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such securities intermediary, and the consent of the Collateral Agent shall not be required with respect to the exercise of any withdrawal or dealing rights by any Grantor. (c) Commercial Tort Claims. If any Grantor shall at any time after the date of this Agreement acquire a commercial tort claim in an amount of $2,000,000 or more, such Grantor shall promptly notify the Collateral Agent thereof at the time of delivery of financial statements as required by Section 7.1(a) or 7.1(b) of the Credit Agreement in writing and at such time provide supplements to Schedule II describing the details thereof. ARTICLE IV [RESERVED] ARTICLE V Collections Section 5.01 Collections. Each Grantor hereby agrees to comply with the provisions of Section 8.11 of the Credit Agreement to the extent applicable to such Grantor. ARTICLE VI Remedies Section 6.01 Remedies Upon Default. If an Event of Default has occurred and is continuing: (a) The Collateral Agent shall have the right to exercise any and all rights afforded to a secured party under this Agreement, the UCC or other applicable Law, and also 18 5346872.9 may: (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted (including pursuant to the terms of the applicable lease or any applicable Collateral Access Agreement), leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under Law, without obligation to such Grantor in respect of such occupation; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; (iv) withdraw any and all cash or other Collateral from any Approved Deposit Account or other deposit or securities account of a Grantor subject to a control agreement in favor of the Collateral Agent and apply such cash and other Collateral to the payment of any and all Secured Obligations in the manner provided in Section 6.02 of this Agreement; and (v) sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of the Collateral or any part thereof payable by such person at such sale. (b) Each Grantor acknowledges and recognizes that (i) the Collateral Agent may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77, (as amended and in effect, the “Securities Act”) or the securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, (ii) private sales so made may be at prices and upon other terms less favorable to the seller than if such securities were sold at public sales, (iii) neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Collateral for the period of time necessary to permit such securities to be registered for public sale under the Securities Act or the Blue Sky Laws, and (iv) private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. To the maximum extent permitted by Law, each Grantor hereby waives any claim against any Secured Party arising because the price at which any Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted. 19 5346872.9

(c) The Collateral Agent shall give the applicable Grantors not less than ten (10) days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. The Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 6.01 shall be deemed, to the extent permitted by applicable Law, to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions. 20 5346872.9

(d) Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 8.4 of the Credit Agreement or to pay any premium then due in whole or in part relating thereto. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable documented out-of-pocket attorneys’ fees, court costs, expenses and other charges relating thereto, in each case to the extent payable pursuant to the Credit Agreement, shall be payable within three (3) Business Days after written demand by the Collateral Agent therefor and shall be additional Secured Obligations secured hereby. All powers, authorizations and agencies contained in this paragraph are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released. (e) By accepting the benefits of this Agreement and each other Collateral Document, the Secured Parties expressly acknowledge and agree that this Agreement and each other Collateral Document may be enforced only by the action of the Collateral Agent and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Parties upon the terms of this Agreement and the other Collateral Documents. Section 6.02 Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with the provisions of Section 10.3 of the Credit Agreement. The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the outstanding Secured Obligations. ARTICLE VII Indemnity, Subrogation and Subordination Upon payment by any Grantor of any Secured Obligations, all rights of such Grantor against any other Grantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to, and be postponed until, the Discharge of Secured Obligations. If any amount shall 21 5346872.9 be paid to the Borrower or any other Grantor in contravention of the foregoing subordination on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower or any other Grantor, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement and the other Loan Documents. Subject to the foregoing, including without limitation, the Discharge of Secured Obligations, to the extent that any Grantor (other than the Borrower) shall, under this Agreement or the Credit Agreement as a joint and several obligor, repay any of the Secured Obligations (an “Accommodation Payment”), then the Grantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Grantors in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Grantor’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Grantors. As of any date of determination, the “Allocable Amount” of each Grantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Grantor hereunder and under the Credit Agreement without (a) rendering such Grantor “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Grantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Grantor unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. ARTICLE VIII Miscellaneous Section 8.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.8 of the Credit Agreement. Except as otherwise expressly provided herein, all communications and notices hereunder to a Grantor other than Holdings shall be given in care of Holdings. All communications and notices hereunder to any Lender (other than the Collateral Agent) shall be given in care of the Collateral Agent for further distribution to the other relevant Lenders. Section 8.02 Waivers; Amendment. (a) No failure or delay by the Collateral Agent in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and under the other Loan Documents are cumulative and are not exclusive of any other rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without 22 5346872.9 limiting the generality of the foregoing, the making of any Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Collateral Agent or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time. (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 12.1 of the Credit Agreement. Section 8.03 Collateral Agent’s Fees and Expenses; Indemnification. (a) Each Grantor agrees (i) to pay or reimburse the Collateral Agent for all reasonable, documented and invoiced out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement and any amendment, waiver, consent or other modification of the provisions hereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby, including all Attorney Costs of Otterbourg and, if reasonably necessary, one local counsel in each relevant jurisdiction material to the interests of the Lenders taken as a whole (which may include a single special counsel acting in multiple jurisdictions), and (ii) to pay or reimburse the Collateral Agent for all reasonable, documented and invoiced out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement (including all such reasonable, documented and invoiced out-of- pocket costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of one counsel to the Collateral Agent, the Administrative Agent, the Issuers and the Lenders taken as a whole (and, if reasonably necessary, one local counsel in any relevant material jurisdiction (which may include a single special counsel acting in multiple jurisdictions), in each case for the foregoing clauses (i) and (ii), subject to Section 12.3 of the Credit Agreement. The agreements in this Section 8.03(a) shall survive the termination of the Commitments and repayment of all other Obligations. All amounts due under this Section 8.03(a) shall be paid promptly following receipt by a Grantor of an invoice relating thereto setting forth such expenses in reasonable detail. If any Grantor fails to pay when due any costs, expenses or other amounts payable by it hereunder, such amount may be paid on behalf of such Grantor by the Administrative Agent in its sole discretion, and the amount so paid shall be deemed to be a Revolving Loan. (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor agrees to jointly and severally indemnify and hold harmless the Collateral Agent and the other Indemnitees (as defined in Section 12.4 of the Credit Agreement) from and against any and all liabilities, losses, damages, claims, and reasonable, documented and invoiced out-of-pocket fees and expenses (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (but limited, in the case of Attorney Costs, to the reasonable, documented and invoiced out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if necessary, one local counsel for all Indemnitees taken as a whole in each appropriate jurisdiction (which may include 23 5346872.9 a single firm of special counsel acting in multiple jurisdictions), and solely in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrower and thereafter retains its own counsel, one additional counsel for each group of affected Indemnitees similarly situated taken as a whole) (i) the execution, delivery, enforcement, performance or administration of this Agreement or any other agreement, letter or instrument delivered in connection with the transactions contemplated hereby or the consummation of the transactions contemplated thereby, (ii) the ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of Collateral, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Grantor or any Subsidiary, or any Environmental Liabilities arising out of the activities or operations of any Grantor or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, losses, damages, claims, costs, expenses or disbursements resulted from (A) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any Related Indemnified Person or (B) any dispute solely between or among Indemnitees other than any claims against an Indemnitee in its capacity or in fulfilling its role as Collateral Agent and other than any claims arising out of any act or omission of a Grantor or any of its Affiliates. To the extent that the undertakings to indemnify and hold harmless set forth in this Section 8.03 may be unenforceable in whole or in part because they are violative of any applicable law or public policy, such Grantor shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Grantor have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or arising out of its activities in connection herewith (whether before or after the Effective Date) (other than, in the case of any Grantor, in respect of any such damages incurred or paid by an Indemnitee to a third party). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 8.03 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Grantor, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 8.03 shall be paid within three (3) Business Days after written demand thereof from the Collateral Agent or the Indemnitee entitled thereto. The agreements in this Section 8.03 shall survive the resignation of the Administrative Agent, the Collateral Agent or any Issuer, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. This Section 8.03 shall not apply to Taxes, or amounts excluded from the definition of Taxes pursuant to clauses (i) through (viii) of the first sentence of Section 3.1(a) of the Credit Agreement, that are imposed with respect to payments to or for account of any Agent or any Lender under any Loan Document, which shall be governed by Section 3.1 of the Credit 24 5346872.9

Agreement. This Section 8.03 also shall not apply to Other Taxes or to taxes covered by Section 3.4 of the Credit Agreement. (c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 8.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, any resignation of the Administrative Agent, Collateral Agent or Issuer or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8.03 shall be payable within three (3) Business Days after written demand therefor. Section 8.04 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and permitted assigns. Except as provided in Section 12.2 of the Credit Agreement, (i) no Grantor may assign any of its rights or obligations hereunder without the written consent of the Collateral Agent, except pursuant to a transaction permitted under Section 9.4 of the Credit Agreement, and (ii) the Collateral Agent may not assign any of its rights and obligations except in accordance with Section 11.6 of the Credit Agreement. Any purported assignment in breach of this Section 8.04 shall be of no force and effect. Section 8.05 Survival of Agreement. Without limitation of any provision of the Credit Agreement or Section 8.03 hereof, all covenants, agreements, indemnities, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such Lender or on its behalf and notwithstanding that the Collateral Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until this Agreement is terminated as provided in Section 8.12 hereof, or with respect to any individual Grantor until such Grantor is otherwise released from its obligations under this Agreement in accordance with the terms hereof or the terms of the Credit Agreement. Section 8.06 Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument. Delivery by telecopier or by electronic .pdf copy of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each Effective Date Grantor (and, with respect to each Person that becomes a Grantor hereunder following the Effective Date, on the date of delivery of a Security Agreement Supplement by such Grantor) and the Collateral Agent and thereafter shall be binding upon and inure to the benefit of each Grantor and the 25 5346872.9

Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, subject to Section 8.04 hereof. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, restated, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder. Section 8.07 Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 8.08 GOVERNING LAW, ETC. (a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). (b) THE GRANTORS AND THE COLLATERAL AGENT EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR FEDERAL COURTS OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE COLLATERAL AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS AGREEMENT OR THE ENFORCEMENT OF ANY JUDGMENT. (c) THE GRANTORS AND THE COLLATERAL AGENT EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR 26 5346872.9

HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. Section 8.09 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 8.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. Section 8.11 Security Interest Absolute. To the fullest extent permitted by applicable law, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any Secured Hedge Agreement, any Cash Management Services, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any Secured Hedge Agreement, any Cash Management Services, or any other agreement or instrument, (c) any exchange, release or non−perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Grantor’s obligations hereunder in accordance with the terms of Section 8.12, but without prejudice to reinstatement rights under Section 2.04 of the Guaranty, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement. Section 8.12 Termination or Release. 27 5346872.9

(a) This Agreement, the Security Interest and all other security interests granted hereby shall automatically terminate with respect to all Secured Obligations upon a Discharge of Secured Obligations and the Collateral shall be automatically released from the Liens created by this Agreement. (b) In connection with any termination or release pursuant to paragraph (a), the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all termination statements, instruments and other documents as shall be necessary or that such Grantor shall in good faith request to evidence such termination or release. At the request of any Grantor following such termination, the Collateral Agent shall deliver to such Grantor any Collateral of such Grantor held by Collateral Agent hereunder, other than cash Collateral being held by the Collateral Agent as described in clauses (ii), (iii) and (iv) of the definition of the Discharge of Secured Obligations. Any execution and delivery of documents pursuant to this Section 8.12 shall be without recourse to or warranty by the Collateral Agent. (c) The Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted (or which the Collateral Agent in good faith believes to be permitted) by this Section 8.12. Section 8.13 Additional Grantors. Pursuant to Section 8.10 of the Credit Agreement, upon the formation or acquisition of any new Wholly-Owned Subsidiary that is a Material Domestic Subsidiary (in each case, other than an Excluded Subsidiary, but including any Subsidiary that ceases to constitute an Excluded Subsidiary) by any Loan Party, any Subsidiary becoming a Wholly-Owned Subsidiary that is a Material Domestic Subsidiary, or with respect to any Subsidiary at the time it becomes a Loan Party, such Subsidiary is required to enter in this Agreement as a Grantor as described in Section 8.10 of the Credit Agreement. Upon execution and delivery by the Collateral Agent and a Subsidiary of a Security Agreement Supplement, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement. Section 8.14 Collateral Agent Appointed Attorney-in-Fact. (a) Each Grantor hereby appoints the Collateral Agent the true and lawful attorney-in-fact of such Grantor solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or reasonably advisable to accomplish the purposes hereof if an Event of Default has occurred and is continuing, which appointment is irrevocable and coupled with an interest and is irrevocable until this Agreement is terminated and the security interests created hereby are released. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, if an Event of Default has occurred and is continuing, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to take actions required to be taken by the Grantors under Article V of this Agreement; (b) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (c) to demand, collect, receive payment of, 28 5346872.9 give receipt for and give discharges and releases of all or any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (f) to send verifications of Accounts to any Account Debtor; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent or to an Approved Deposit Account and adjust, settle or compromise the amount of payment of any Account or related contracts; (i) to make, settle and adjust claims in respect of Collateral under policies of insurance and to endorse the name of such Grantor on any check, draft, instrument or any other item of payment with respect to the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; and (j) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact. (b) All acts in accordance with this Section 8.14 and the other provisions of this Agreement of said attorney or designee are hereby ratified and approved by the Grantors. The powers conferred on the Collateral Agent, for the benefit of the Secured Parties, under this Section 8.14 are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. Section 8.15 General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents. 29 5346872.9

Section 8.16 Collateral Agent’s Duties. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property. Section 8.17 Recourse; Limited Obligations. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Credit Agreement and the other Loan Documents and otherwise in writing in connection herewith or therewith, with respect to the Secured Obligations of each applicable Secured Party. It is the desire and intent of each Grantor and each applicable Secured Party that this Agreement shall be enforced against each Grantor to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought. Section 8.18 Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of fixtures and real property leases, letting and licenses of, and contracts, and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral. Section 8.19 Conflicts. In the event of any conflict or inconsistency between any provisions of this Agreement and the provisions of the Credit Agreement, the provisions of the Credit Agreement shall control. Section 8.20 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Grantor against any and all of the obligations of the Grantor now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Grantor may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 of the Credit Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative 30 5346872.9

Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Collateral Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. [Signature Pages Follow] 31 5346872.9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. EHEALTH, INC. By: ______________________________________ Name: Title: EHEALTHINSURANCE SERVICES, INC. By: ______________________________________ Name: Title: PLANPRESCRIBER, INC. By: ______________________________________ Name: Title: WEALTH, HEALTH AND LIFE ADVISORS, LLC By: ______________________________________ Name: Title: [Signature Page to Security Agreement (eHealth)]

ROYAL BANK OF CANADA, as Collateral Agent By: _____________________________________ Name: Title: [Signature Page to Security Agreement (eHealth)]

SCHEDULE II TO SECURITY AGREEMENT COMMERCIAL TORT CLAIMS None. 5346872.9

SCHEDULE III TO SECURITY AGREEMENT UCC FILINGS Grantor Jurisdiction eHealth, Inc. Delaware eHealthInsurance Services, Inc. Delaware PlanPrescriber, Inc. Delaware Wealth, Health and Life Advisors, LLC Texas 5346872.9

EXHIBIT I TO SECURITY AGREEMENT FORM OF SECURITY AGREEMENT SUPPLEMENT SUPPLEMENT NO. _____ dated as of ______ __, 20__ (this “Supplement”), to the Security Agreement, dated as of September 17, 2018 (the “Security Agreement”) among EHEALTH, INC., a Delaware corporation (“eHealth” or “Holdings”), EHEALTHINSURANCE SERVICES, INC., a Delaware corporation (“eHealthInsurance”), WEALTH, HEALTH AND LIFE ADVISORS, LLC, a Texas limited liability company (“GoMedigap” and together with eHealth, eHealthInsurance and any other Person that may become a borrower party to the Credit Agreement referred to below, individually and collectively, the “Borrower”), PLANPRESCRIBER, INC., a Delaware corporation (“PlanPrescriber” and, together with any other Person that may become a guarantor party to the Credit Agreement, collectively the “Guarantors” and individually a “Guarantor”), any other Grantors from time to time party hereto and Royal Bank of Canada, as Collateral Agent for the Secured Parties. A. Reference is made to (i) the Credit Agreement, dated as of September 17, 2018 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders, Royal Bank of Canada, as Issuer, Administrative Agent for the Lenders and Collateral Agent for the Secured Parties, and (ii) the Guaranty (as defined in the Credit Agreement). B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement, as applicable. C. The Grantors have entered into the Security Agreement in order to induce (x) the Lenders to make Loans and (y) the Issuers to issue Letters of Credit. Section 8.13 of the Security Agreement provides that certain additional Wholly-Owned Subsidiaries that are Material Domestic Subsidiaries of the Grantors (in each case, other than Excluded Subsidiaries) may become Grantors under the Security Agreement by execution and delivery of an instrument substantially in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the Collateral Agent and the New Subsidiary agree as follows: Section 1. In accordance with Section 8.13 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material 5346872.9

Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations does hereby grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary as if originally named therein as a Grantor. The Security Agreement is hereby incorporated herein by reference. Section 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or electronic (including .pdf file) transmission shall be as effective as delivery of a manually signed counterpart of this Supplement. Section 4. The New Subsidiary hereby represents and warrants that the updated schedules to the Security Agreement attached hereto as Schedule I have been duly delivered to the Collateral Agent and the information set forth therein, including the exact legal name of the New Subsidiary and its jurisdiction of organization, is correct and complete in all material respects as of the date hereof. Section 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect. Section 6. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Section 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such 5346872.9 provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Security Agreement. Section 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including all Attorney Costs of counsel for the Collateral Agent and to the extent (and subject to the limitations) as provided in Section 8.03(a) of the Security Agreement. 5346872.9

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written. [NAME OF NEW SUBSIDIARY] By: _____________________________________ Name: Title: Legal Name: Jurisdiction of Formation: Location of Chief Executive Office: ROYAL BANK OF CANADA, as Collateral Agent By: _____________________________________ Name: Title: 5346872.9

SCHEDULE I TO SECURITY AGREEMENT SUPPLEMENT [ATTACH COMPLETED INFORMATION CERTIFICATE FOR NEW SUBSIDIARY AND ALL SCHEDULES TO SECURITY AGREEMENT, UPDATED FOR NEW SUBSIDIARY] 5346872.9

EXHIBIT II TO SECURITY AGREEMENT FORM OF INFORMATION CERTIFICATE See Attached. 5346872.9

IN WITNESS WHEREOF, the undersigned hereto have caused this Information Certificate to be executed as of the date above first written by its officer thereunto duly authorized. COMPANIES: ______________________________ By: ____________________________________ Name: ______________________________ Title: _______________________________ ______________________________ By: ____________________________________ Name: ______________________________ Title: _______________________________ 6 5420285.1

Exhibit A Corporate Organizational Chart 7 5420285.1

EXHIBIT I TO CREDIT AGREEMENT Form of Borrowing Base Certificate (See attached) I-1 5347555.8

Maximum Availability (lesser of: F; and G) (H) - less: Revolving Credit Advances Letter of Credit Obligations Total Revolving Facility Credit Exposure (I) - Availability (H-I) - The undersigned, a Responsible Officer (as defined in the Credit Agreement referred to below) of eHealth, Inc. (the “Parent Borrower”), represents and warrants that: (A) the information set forth above and the supporting documentation and information delivered herewith (i) is true and correct in all respects, (ii) has been prepared in accordance with the requirements of that certain Credit Agreement dated as of XXXX XX, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein have the meanings specified in the Credit Agreement), by and among, among others, the Parent Borrower, the other Borrowers party thereto, and Royal Bank of Canada, as Administrative Agent, Issuer and Collateral Agent, and (iii) is based on supporting documentation that is satisfactory to the Administrative Agent, (B) the representations and warranties of the Parent Borrower and each other Loan Party set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on the date hereof, and (C) no Default or Event of Default has occurred and is continuing or would result after giving effect to this Borrowing or from the application of the proceeds therefrom. Responsible Officer: eHealth Inc. Derek Yung CFO Print Name Title Date

EXHIBIT J TO CREDIT AGREEMENT Form of Intercompany Subordination Agreement This INTERCOMPANY SUBORDINATION AGREEMENT, dated as of [_____], 2018 (as from time to time amended, restated, amended and restated, extended, supplemented or otherwise modified in accordance with the terms hereof, this “Intercompany Subordination Agreement”), is made and entered into by and among eHealth, Inc., a Delaware corporation (the “eHealth” or “Holdings”), and each of the undersigned Loan Parties, to the extent a borrower from time to time (in such capacity for the purposes of this Intercompany Subordination Agreement, an “Obligor”) from any other entity listed on the signature page, which is not a Loan Party (in such capacity for the purposes of this Intercompany Subordination Agreement, a “Subordinated Creditor”). RECITALS (A) Reference is made to the Credit Agreement, dated as of September 17, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among eHealth, certain affiliates of eHealth, Royal Bank of Canada, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent under the Loan Documents, and each Lender and Issuer from time to time party thereto, and any related notes, guarantees, collateral documents, instruments and agreements executed in connection with the Credit Agreement, and in each case as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, regardless of whether such amendment, restatement, amendment and restatement, extension, supplement or modification is with the same lenders or holders, agents or otherwise. Unless otherwise specified, capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement. (B) All intercompany loans, trade payables, advances and any other Indebtedness of each Obligor to each Subordinated Creditor now or hereafter existing (whether created directly or acquired by assignment or otherwise), and all interest, premiums, costs, expenses or indemnification amounts thereon or payable in respect thereof or in connection therewith, are hereinafter referred to as the “Subordinated Debt”. (C) This Intercompany Subordination Agreement is entered into pursuant to Sections 9.3(b)(ii) and 9.3(d) of the Credit Agreement and delivered in connection therewith. SECTION 1. Subordination. (a) Each Subordinated Creditor and each Obligor agrees that the Subordinated Debt is and shall be subordinate, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Secured Obligations (as defined in the Credit Agreement) of any such Obligor now or hereafter existing under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), including, without limitation, where applicable, such Obligor’s guarantee thereof (the “Obligations” or the “Senior Indebtedness”). J-1 5347555.8

(b) For the purposes of this Intercompany Subordination Agreement, “Senior Obligations Discharge” means with respect to the Obligations, the Discharge of Secured Obligations (as defined in the Security Agreement referred to in the Credit Agreement). SECTION 2. Events of Subordination. (a) In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of any Obligor or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any Debtor Relief Law or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Obligor or otherwise, the holders of Senior Indebtedness shall be entitled to receive payment in full of the Senior Indebtedness before any Subordinated Creditor is entitled to receive any payment of all or any of the Subordinated Debt, and any payment or distribution of any kind (whether in cash, property or securities), that otherwise would be payable or deliverable upon or with respect to the Subordinated Debt in any such case, proceeding, assignment, marshalling or otherwise (including any payment that may be payable by reason of any other indebtedness of such Obligor being subordinated to payment of the Subordinated Debt) shall be paid or delivered directly to the Administrative Agent for the ratable benefit of the holders of Senior Indebtedness for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the ratable payment or prepayment of the Senior Indebtedness until the Senior Obligations Discharge with respect to such Senior Indebtedness shall have occurred. (b) No payment in respect of the Subordinated Debt shall be made unless each of the following conditions shall be satisfied: (i) as of the date of any such cash payment and after giving effect thereto, no Event of Default shall have occurred and be continuing, (ii) Liquidity for the immediately preceding 30 consecutive day period, determined on a pro forma basis as if such payment was made on the first day of such period, shall not be less than $15,000,000, and (iii) on the date and after giving effect to such payment, on a pro forma basis, Liquidity shall not be less than $15,000,000. (c) No Subordinated Creditor shall, directly or indirectly, seek to collect from any Obligor any of the Subordinated Debt or exercise any rights or remedies in respect of the Subordinated Debt. SECTION 3. In Furtherance of Subordination. Each Subordinated Creditor agrees as follows: (a) If any proceeding referred to in Section 2(a) above is commenced by or against any Obligor under any applicable Debtor Relief Law, (i) Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of each Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 2(a) and give acquittance therefor and, if not filed by such Subordinated Creditor within five (5) Business Days prior to the bar date, to file proofs of claim in respect of the Subordinated Debt owing to such Subordinated Creditor as it may deem necessary or advisable for the exercise J-2 5347555.8 or enforcement of any of the rights or interests of the Agents or the holders of Senior Indebtedness hereunder; and (ii) each Subordinated Creditor shall duly and promptly take such action as Administrative Agent may reasonably request (A) to collect the Subordinated Debt for the account of the holders of Senior Indebtedness and to file appropriate claims or proofs or claim in respect of the Subordinated Debt, (B) to execute and deliver to the Administrative Agent such powers of attorney, assignments, or other instruments as the Administrative Agent may request in order to enable the Administrative Agent to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt. (b) All payments or distributions upon or with respect to the Subordinated Debt which are received by each Subordinated Creditor contrary to the provisions of this Intercompany Subordination Agreement shall be received in trust for the benefit of the holders of the Senior Indebtedness, shall be segregated from other funds and property held by such Subordinated Creditor and shall be forthwith paid over to the Administrative Agent for the ratable benefit of the holders of the Senior Indebtedness in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non−cash property or securities) for, the payment or prepayment of the Senior Indebtedness in accordance with the terms of the Credit Agreement. (c) The Administrative Agent is hereby authorized to demand specific performance of this Intercompany Subordination Agreement, whether or not such Obligor shall have complied with any of the provisions hereof applicable to it, at any time when such Subordinated Creditor shall have failed to comply with any of the provisions of this Intercompany Subordination Agreement applicable to it. To the maximum extent permitted by applicable Law, each Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance. SECTION 4. Rights of Subrogation. Each Subordinated Creditor agrees that no payment or distribution to, or for the benefit of, the Administrative Agent or the holders of the Senior Indebtedness pursuant to the provisions of this Intercompany Subordination Agreement shall entitle such Subordinated Creditor to exercise any right of subrogation in respect thereof until the Senior Obligations Discharge shall have occurred, and each Subordinated Creditor agrees to postpone the exercise any of such right of subrogation until the Senior Obligations Discharge. SECTION 5. Further Assurances. Each Subordinated Creditor and each Obligor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Administrative Agent may reasonably request in writing, in order to protect any right or interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder. SECTION 6. Agreements in Respect of Subordinated Debt. Except as permitted under the Credit Agreement, no Subordinated Creditor will: J-3 5347555.8

(i) sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Intercompany Subordination Agreement; or (ii) permit the terms of any of the Subordinated Debt to be changed in such a manner as to have a material adverse effect upon the rights or interests of the Agents or any holder of the Senior Indebtedness hereunder. SECTION 7. Agreement by the Obligors. Each Obligor agrees that it will not make any payment of any of the Subordinated Debt, or take any other action, in each case if such payment or other action would be in contravention of the provisions of this Intercompany Subordination Agreement. SECTION 8. Obligations Hereunder Not Affected. All rights and interests of the Administrative Agent and the holders of the Senior Indebtedness hereunder, and all agreements and obligations of each Subordinated Creditor and each Obligor under this Intercompany Subordination Agreement, shall remain in full force and effect irrespective of: (i) any amendment, extension, renewal, compromise, discharge, acceleration or other change in the time for payment or the terms of the Senior Indebtedness or any part thereof; (ii) any taking, holding, exchange, enforcement, waiver, release, failure to perfect, sell or otherwise dispose of any security for payment of the Guaranty or any Senior Indebtedness; (iii) the application of security and directing the order or manner of sale thereof as the Administrative Agent in its sole discretion may determine; (iv) the release or substitution of one or more of any endorsers or other guarantors of any of the Senior Indebtedness; (v) the taking of, or failure to take any action which might in any manner or to any extent vary the risks of any Obligor or which, but for this Section 8, might operate as a discharge of such Obligor; (vi) any defense arising by reason of any disability, change in corporate existence or structure or other defense of any Obligor or a Subordinated Creditor, the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of such Obligor or a Subordinated Creditor; (vii) any defense based on any claim that such Obligor’s or Subordinated Creditor’s obligations exceed or are more burdensome than those of any other Obligor or any other subordinated creditor, as applicable; (viii) the benefit of any statute of limitations affecting such Obligor’s or Subordinated Creditor’s liability hereunder; J-4 5347555.8

(ix) any right to proceed against any Obligor, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of any Secured Party, whatsoever; (x) any benefit of and any right to participate in any security now or hereafter held by any Secured Party, and (xi) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Notwithstanding anything to the contrary herein (subject only to the next succeeding sentence), this Intercompany Subordination Agreement shall terminate as to the Credit Agreement and the Obligations thereunder, on the Discharge of Secured Obligations (as defined in the Security Agreement referred to in the Credit Agreement). Notwithstanding the foregoing, this Intercompany Subordination Agreement shall be reinstated as to the Credit Agreement in respect of which any payment of Senior Indebtedness is so rescinded or must be so otherwise returned, from and after the time (if any) that any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by Administrative Agent or any holder of Senior Indebtedness upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, all as though such payment had not been made. SECTION 9. Waiver. To the maximum extent permitted by applicable Law, each Subordinated Creditor and each Obligor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Intercompany Subordination Agreement and any requirement that Administrative Agent or any holder of Senior Indebtedness protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any Obligor or any other person or entity or any collateral. SECTION 10. Amendments, Etc. No amendment or waiver of any provision of this Intercompany Subordination Agreement, and no consent to any departure by any Subordinated Creditor or any Obligor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, such Obligor and each Subordinated Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. SECTION 11. Expenses. This Intercompany Subordination Agreement is entitled to the benefits of Section 12.3 of the Credit Agreement. SECTION 12. Addresses for Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.8 of the Credit Agreement. All communications and notice hereunder to an Obligor shall be given in care of the Borrower. SECTION 13. No Waiver; Remedies. No failure on the part of the Administrative Agent or any holder of the Senior Indebtedness to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right J-5 5347555.8 hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 14. Joinder. Upon execution and delivery after the date hereof by any Subsidiary of a joinder agreement in substantially the form of Exhibit A hereto, each such party shall become an Obligor or a Subordinated Creditor, as applicable, hereunder with the same force and effect as if originally named as an Obligor or a Subordinated Creditor, as applicable, hereunder. The rights and obligations of each Obligor and each Subordinated Creditor hereunder shall remain in full force and effect notwithstanding the addition of any new Obligor or Subordinated Creditor as a party to this Intercompany Subordination Agreement. SECTION 15. Governing Law; Jurisdiction; Etc. (a) THIS INTERCOMPANY SUBORDINATION AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS INTERCOMPANY SUBORDINATION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. (b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR FEDERAL COURTS OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INTERCOMPANY SUBORDINATION AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT AND THE HOLDERS OF SENIOR INDEBTEDNESS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS INTERCOMPANY SUBORDINATION AGREEMENT OR THE ENFORCEMENT OF ANY JUDGMENT IN RESPECT OF THIS INTERCOMPANY SUBORDINATION AGREEMENT. (c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE J-6 5347555.8

OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INTERCOMPANY SUBORDINATION AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11 OF THIS INTERCOMPANY SUBORDINATION AGREEMENT. NOTHING IN THIS INTERCOMPANY SUBORDINATION AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. (e) EACH PARTY TO THIS INTERCOMPANY SUBORDINATION AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS INTERCOMPANY SUBORDINATION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 16. Counterparts; Effectiveness. This Intercompany Subordination Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Intercompany Subordination Agreement shall become effective when it shall have been executed by the Obligors, the Subordinated Creditors and the Administrative Agent and thereafter shall be binding upon and inure to the benefit of each Obligor, each Subordinated Creditor, the Administrative Agent, the other Secured Party and their respective permitted successors and assigns, subject to Section 6 hereof. Delivery of an executed counterpart of a signature page of this Intercompany Subordination Agreement by telecopy or other electronic imaging means (including in .pdf format via electronic mail) shall be effective as delivery of a manually executed counterpart of this Intercompany Subordination Agreement. [Remainder of page left intentionally blank] J-7 5347555.8

IN WITNESS WHEREOF, each Subordinated Creditor, each Obligor and the Borrower each has caused this Intercompany Subordination Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written. EHEALTH, INC. By: ____________________________ Name: ____________________________ Title: ____________________________ [Signature Page to Intercompany Subordination Agreement] J-8 5347555.8

[OBLIGORS] By: ____________________________ Name: ____________________________ Title: ____________________________ [Signature Page to Intercompany Subordination Agreement] J-9 5347555.8

[SUBORDINATED CREDITORS] By: ____________________________ Name: ____________________________ Title: ____________________________ [Signature Page to Intercompany Subordination Agreement] J-10 5347555.8

Agreed and acknowledged as of the date Above written: ROYAL BANK OF CANADA, as Administrative Agent By: ____________________________ Name: ____________________________ Title: ____________________________ [Signature Page to Intercompany Subordination Agreement] J-11 5347555.8

Exhibit A to the Intercompany Subordination Agreement FORM OF JOINDER AGREEMENT This JOINDER AGREEMENT, dated as of , 201_ (this “Joinder”), is delivered pursuant to the Intercompany Subordination Agreement, dated as of [______], 2018 (as the same may from time to time be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Intercompany Subordination Agreement”), among eHealth, Inc., a Delaware corporation (“eHealth” or “Holdings”), the Subordinated Creditors and Obligors from time to time party thereto, and Royal Bank of Canada, as Administrative Agent under the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Intercompany Subordination Agreement. 1. Joinder in the Intercompany Subordination. The undersigned hereby agrees that on and after the date hereof, it shall be [an “Obligor”] [and][a “Subordinated Creditor”] under and as defined in the Intercompany Subordination Agreement, hereby assumes and agrees to perform all of the obligations of [an Obligor] [and] [a Subordinated Creditor] thereunder and agrees that it shall comply with and be fully bound by the terms of the Intercompany Subordination Agreement as if it had been a signatory thereto as of the date thereof; provided that the representations and warranties made by the undersigned thereunder shall be deemed true and correct as of the date of this Joinder. 2. Unconditional Joinder. The undersigned acknowledges that the undersigned’s obligations as a party to this Joinder are unconditional and are not subject to the execution of one or more Joinders by other parties. The undersigned further agrees that it has joined and is fully obligated as [an Obligor] [and] [a Subordinated Creditor] under the Intercompany Subordination Agreement. 3. Incorporation by Reference. All terms and conditions of the Intercompany Subordination Agreement are hereby incorporated by reference in this Joinder as if set forth in full. IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written. [ ] By: ____________________________ Name: ____________________________ Title: ____________________________ J-12 5347555.8

EXHIBIT K-1 TO CREDIT AGREEMENT Form of Non−Bank Certificate (For Foreign Lenders That Are Not Partnerships or Pass-Thru Entities For U.S. Federal Income Tax Purposes) Reference is made to that certain Credit Agreement, dated as of September 17, 2018 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among eHealth, Inc., a Delaware corporation (“eHealth” or “Holdings”), certain affiliates of Holdings, Royal Bank of Canada, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent under the Loan Documents, and each Lender and Issuer from time to time party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement. (the “Foreign Lender”) is providing this certificate pursuant to Section 3.1(b) of the Credit Agreement and hereby attaches hereto two (2) original signed copies of Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E (or such successor form thereto required under applicable Law as of the date hereof). The Foreign Lender hereby represents and warrants that: 1. The Foreign Lender is the sole record and beneficial owner of the Loans (as well as any notes evidencing such loans) in respect of which it is providing this certificate. 2. The Foreign Lender is not a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”). In this regard, the Foreign Lender further represents and warrants that: (a) the Foreign Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and (b) the Foreign Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements. 3. The Foreign Lender is not a 10−percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code. 4. The Foreign Lender is not a controlled foreign corporation within the meaning of Section 881(c)(3)(C) of the Code related to the Borrower within the meaning of Section 864(d) of the Code. The undersigned shall promptly notify the Borrower if any of the representations and warranties made herein are no longer true and correct. [Signature Page Follows] K-1-1 5347555.8

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on the day of _, 20 . [NAME OF FOREIGN LENDER] By: ____________________________ Name: ____________________________ Title: ____________________________ K-1-2 5347555.8

EXHIBIT K-2 TO CREDIT AGREEMENT Form of Non−Bank Certificate (For Foreign Lenders That Are Partnerships or Pass-Thru Entities For U.S. Federal Income Tax Purposes) Reference is made to that certain Credit Agreement, dated as of September 17, 2018 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among eHealth, Inc., a Delaware corporation (“eHealth” or “Holdings”), certain affiliates of Holdings, Royal Bank of Canada, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent under the Loan Documents, and each Lender and Issuer from time to time party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement. (the “Foreign Lender”) is providing this certificate pursuant to Section 3.1(b) of the Credit Agreement and hereby attaches hereto two (2) original signed copies of Internal Revenue Service Form W-8IMY and accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E or (ii) an Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption (or such successor forms thereto required under applicable Law as of the date hereof). The Foreign Lender hereby represents and warrants that: 1. The Foreign Lender is the sole record owner of the Loans (as well as any notes evidencing such Loans) in respect of which it is providing this certificate. 2. The Foreign Lender’s partners/members are the sole beneficial owners of the Loans (as well as any notes evidencing such Loans). 3. Neither the Foreign Lender nor any of its partners/members is a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”). In this regard, the Foreign Lender further represents and warrants that: (a) neither the Foreign Lender nor any of its partners/members is subject to regulatory or other legal requirements as a bank in any jurisdiction; and (b) neither the Foreign Lender nor any of its partners/members has been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements. 4. None of the Foreign Lender’s partners/members is a 10−percent shareholder of the K-2-1 5347555.8

Borrower within the meaning of Section 871(h)(3)(B) of the Code. 5. None of the Foreign Lender’s partners/members is a controlled foreign corporation within the meaning of Section 881(c)(3)(C) of the Code related to the Borrower within the meaning of Section 864(d) of the Code. The undersigned shall promptly notify the Borrower if any of the representations and warranties made herein are no longer true and correct. K-2-2 5347555.8

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on the day of , 20 . [NAME OF FOREIGN LENDER] By: ____________________________ Name: ____________________________ Title: ____________________________ K-2-3 5347555.8

EXHIBIT K-3 TO CREDIT AGREEMENT Form of Non−Bank Certificate (For Foreign Participants That Are Not Partnerships or Pass-Thru Entities For U.S. Federal Income Tax Purposes) Reference is made to that certain Credit Agreement, dated as of September 17, 2018 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among eHealth, Inc., a Delaware corporation (“eHealth” or “Holdings”), certain affiliates of Holdings, Royal Bank of Canada, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent under the Loan Documents, and each Lender and Issuer from time to time party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement. (the “Foreign Participant”) is providing this certificate pursuant to Section 3.1(b) and Section 12.2(d) of the Credit Agreement and hereby attaches hereto two (2) original signed copies of Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E (or such successor form thereto required under applicable Law as of the date hereof). The Foreign Participant hereby represents and warrants that: 1. The Foreign Participant is the sole record and beneficial owner of the participation in respect of which it is providing this certificate. 2. The Foreign Participant is not a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”). In this regard, the Foreign Participant further represents and warrants that: (a) the Foreign Participant is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and (b) the Foreign Participant has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements. 3. The Foreign Participant is not a 10−percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code. 4. The Foreign Participant is not a controlled foreign corporation within the meaning of Section 881(c)(3)(C) of the Code related to the Borrower within the meaning of Section 864(d) of the Code. The undersigned shall promptly notify the Borrower if any of the representations and warranties made herein are no longer true and correct. K-3-1 5347555.8

[Signature Page Follows] IN WITNESS WHEREOF, the undersigned has duly executed this certificate on the day of _, 20 . [NAME OF FOREIGN PARTICIPANT] By: ____________________________ Name: ____________________________ Title: ____________________________ K-3-2 5347555.8

EXHIBIT K-4 TO CREDIT AGREEMENT Form of Non−Bank Certificate (For Foreign Participants That Are Partnerships or Pass-Thru Entities For U.S. Federal Income Tax Purposes) Reference is made to that certain Credit Agreement, dated as of September 17, 2018 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among eHealth, Inc., a Delaware corporation (“eHealth” or “Holdings”), certain affiliates of Holdings, Royal Bank of Canada, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent under the Loan Documents, and each Lender and Issuer from time to time party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement. ________________________ the “Foreign Participant”) is providing this certificate pursuant to Section 3.1(b) and Section 12.2(d) of the Credit Agreement and hereby attaches hereto two (2) original signed copies of Internal Revenue Service Form W-8IMY and accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E or (ii) an Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption (or such successor forms thereto required under applicable Law as of the date hereof). The Foreign Participant hereby represents and warrants that: 1. The Foreign Participant is the sole record owner of the participation in respect of which it is providing this certificate. 2. The Foreign Participant’s partners/members are the sole beneficial owners of the participation. 3. Neither the Foreign Participant nor any of its partners/members is a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”). In this regard, the Foreign Participant further represents and warrants that: (a) neither the Foreign Participant nor any of its partners/members is subject to regulatory or other legal requirements as a bank in any jurisdiction; and (b) neither the Foreign Participant nor any of its partners/members has been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements. 4. None of the Foreign Participant’s partners/members is a 10−percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code. K-4-1 5347555.8

5. None of the Foreign Participant’s partners/members is a controlled foreign corporation within the meaning of Section 881(c)(3)(C) of the Code related to the Borrower within the meaning of Section 864(d) of the Code. The undersigned shall promptly notify the Borrower if any of the representations and warranties made herein are no longer true and correct. K-4-2 5347555.8

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on the _____ day of ___________, 20__. [NAME OF FOREIGN PARTICIPANT] By: ____________________________ Name: ____________________________ Title: ____________________________ K-4-3 5347555.8